UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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MARTEN TRANSPORT, LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Stockholder:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders of Marten Transport, Ltd. The meeting will be held on May 7, 2019, at 3:00 p.m. local time, at the Roger Marten Community Center, 120 South Franklin Street, Mondovi, Wisconsin.

We suggest you carefully read the enclosed Notice of Annual Meeting and Proxy Statement.

We hope you will attend the Annual Meeting. Whether or not you attend, we urge you to complete, sign, date and return the enclosed proxy card in the enclosed envelope in order to have your shares represented and voted at the Annual Meeting.

Very truly yours,

Randolph L. Marten Chairman of the Board and Chief Executive Officer

March 18, 2019

MARTEN TRANSPORT, LTD.

129 Marten Street

Mondovi, Wisconsin 54755

________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 7, 2019

________________________

TO THE STOCKHOLDERS OF MARTEN TRANSPORT, LTD.:

The Annual Meeting of Stockholders of Marten Transport, Ltd. will be held on May 7, 2019, at 3:00 p.m. local time, at the Roger Marten Community Center, 120 South Franklin Street, Mondovi, Wisconsin, for the following purposes:

1.	To elect seven directors to serve for the next year or until their successors are elected and qualified.

2.	To consider and vote on a proposal to amend the 2015 Equity Incentive Plan.

3.	To consider and hold a vote on an advisory resolution to approve executive compensation.

4.	To consider and vote on a proposal to ratify the selection of Grant Thornton LLP as our independent public accountants for 2019.

5.	To transact other business if properly brought before the Annual Meeting or any adjournment thereof.

Only stockholders of record as shown on the books of the Company at the close of business on March 11, 2019, will be entitled to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors

Thomas A. Letscher Secretary

March 18, 2019

MARTEN TRANSPORT, LTD.

129 Marten Street

Mondovi, Wisconsin 54755

________________________

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

MAY 7, 2019

________________________

INTRODUCTION

The Annual Meeting of Stockholders of Marten Transport, Ltd. will be held on May 7, 2019, at 3:00 p.m. local time, at the Roger Marten Community Center, 120 South Franklin Street, Mondovi, Wisconsin. See the Notice of Meeting for the purposes of the meeting.

A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors of Marten Transport, Ltd. to MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENVELOPE PROVIDED. Postage is not required if mailed in the United States. We will pay the cost of soliciting proxies, including preparing, assembling and mailing the proxies. We will also pay the cost of forwarding such material to the beneficial owners of our common stock, par value $.01 per share. Our directors, officers and regular employees may, for no additional compensation, solicit proxies by telephone or personal conversation. We may reimburse brokerage firms and others for the expenses of forwarding proxy material to the beneficial owners of our common stock.

Any proxy given in accordance with this solicitation and received in time for the Annual Meeting will be voted in accordance with the instructions given in the proxy. Any stockholder giving a proxy may revoke it at any time before its use at the Annual Meeting by giving written notice of revocation to our Secretary. The revocation notice may be given before the Annual Meeting, or a stockholder may appear at the Annual Meeting and give written notice of revocation before use of the proxy.

We expect to mail this Proxy Statement, the proxy card and Notice of Meeting to stockholders on or about March 18, 2019.

The terms “we,” “us,” “our,” or the “Company” or similar terms refer to Marten Transport, Ltd.

 VOTING OF SHARES

Only holders of common stock of record at the close of business on March 11, 2019 will be entitled to vote at the Annual Meeting. On March 11, 2019, we had 54,566,039 shares of common stock outstanding. For each share of common stock that you own of record at the close of business on March 11, 2019, you are entitled to one vote on each matter voted on at the Annual Meeting. Holders of shares of common stock are not entitled to cumulative voting rights.

Presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock on March 11, 2019 (27,283,020 shares) is required for a quorum to conduct business. In general, shares of common stock represented by a properly signed and returned proxy card will count as shares present at the Annual Meeting to determine a quorum. This is the case regardless of whether the proxy card reflects votes withheld from the election of director nominees or abstentions (or is left blank) or reflects a “broker non-vote” on a matter. If your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares only on certain “routine” matters. This is called a “broker non-vote” and although your shares will be considered to be represented by proxy at the annual meeting for purposes of a quorum, they are not considered to be shares “entitled to vote” at the annual meeting and will not be counted as having been voted on non-routine matters. The ratification of Grant Thornton LLP is a “routine” matter and your broker is permitted to exercise discretionary voting authority to vote your shares “for” or “against” the proposal in the absence of your instruction.

Assuming a quorum is present at the Annual Meeting, any business, except for the election of directors, that may properly come before the Annual Meeting requires the approval of a majority of the shares voting in person or by proxy on that proposal. With respect to the election of directors, the seven director nominees receiving the greatest number of votes cast for the election of directors will be elected as directors. The proposal to approve the amendment of the Marten Transport, Ltd. 2018 Equity Incentive Plan requires the affirmative vote of a majority of the outstanding shares of our common stock, present in person or represented by proxy at the annual meeting, and entitled to vote at the annual meeting. The advisory vote on executive compensation is non-binding; provided, however, our Compensation Committee and Board expect to take into account the outcome of the vote when considering future executive compensation decisions.

You may vote for or against a proposal, or may abstain from voting on a proposal. Shares voted as abstaining on a proposal will be treated as votes against the proposal. You may vote for all nominees for director, or withhold authority to vote for all or certain nominees but you do not have the choice to abstain. Votes withheld from the election of director nominees, therefore, will be excluded entirely from such vote and will have no effect. Broker non-votes on the proposal for the election of directors, the amendment of the Marten Transport, Ltd. 2015 Equity Incentive Plan and the advisory vote on executive compensation will be treated as shares not entitled to vote on such proposals and, therefore, will not be counted as voted shares. A broker may exercise discretion and may vote shares that are not directed how to vote on the ratification of Grant Thornton LLP as our independent public accountants.

Shares of common stock represented by properly executed proxy cards will be voted as directed on the proxy cards. Proxies signed by stockholders but lacking any voting instructions will be voted in favor of each of the proposals or in favor of management’s recommendation for a proposal, as appropriate. The proxies named on the proxy cards will use their judgment to vote such proxies on any other business that may properly come before the Annual Meeting.

 ELECTION OF DIRECTORS

Proposal 1

Nomination

Our Bylaws provide that the Board shall have at least one member, or a different number of members as may be determined by the Board of Directors or the stockholders. The Nominating/Corporate Governance Committee has recommended to our Board of Directors that the seven persons listed below be nominated for election at the Annual Meeting and our Board has nominated the seven persons listed below. If elected, the individuals will serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified. All of the nominees are members of the present Board of Directors, and all were elected at last year’s Annual Meeting of Stockholders.

The Board recommends a vote FOR the election of each of the nominees listed below. The seven nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast will be elected as directors. If, before the Annual Meeting, the Board learns that any nominee will be unable to serve because of death, incapacity or other unexpected occurrence, the proxies that would have been voted for the nominee will be voted for a substitute nominee recommended by the Nominating/Corporate Governance Committee and selected by the Board. The proxies may also, at the Board’s discretion, be voted for the remaining nominees. The Board believes that all nominees will be able to serve at the time of the Annual Meeting. No arrangements or understandings exist between any nominee and any other person under which such nominee was selected.

Information about Nominees

The following chart and paragraphs provide information as of the date of this proxy statement about each nominee. The information presented includes information each director has given us about his age as of February 18, 2019, all positions he holds, his principal occupation and business experience for the past five years, and the names of other publicly-held companies of which he currently serves as a director or has served as a director during the past five years. In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he should serve as a director, we also believe that all of our director nominees display personal and professional integrity; broad-based business acumen; a high level of understanding of our business and the transportation industry; strategic thinking and a willingness to share ideas; and have a diversity of experiences, expertise and background.

Name of Nominee	Age	Principal Occupation	Director Since

Randolph L. Marten	66	Our Chairman of the Board and Chief Executive Officer	1980

Larry B. Hagness	69	Chief Executive Officer of Durand Builders Service, Inc., Durand, Wisconsin	1991

Thomas J. Winkel	76	Management Consultant Pewaukee, Wisconsin	1994

Jerry M. Bauer	66	Chairman of the Board and Chief Executive Officer of Bauer Built, Inc., Durand, Wisconsin	1997

Robert L. Demorest	73	Business Consultant and Retired President, Chief Executive Officer and Chairman of the Board of MOCON, Inc., Minneapolis, Minnesota	2007

G. Larry Owens	81	Retired Chairman of the Board, Chief Executive Officer, President and Secretary of Smithway Motor Xpress Corp., Milford, Iowa	2007

Ronald R. Booth	68	Retired Partner, KPMG LLP Dellwood, Minnesota	2015

Other Information about Nominees

Randolph L. Marten has been a full-time employee of ours since 1974. Mr. Marten has been a Director since October 1980, our Chairman of the Board since August 1993 and our Chief Executive Officer since January 2005. Mr. Marten also served as our President from June 1986 until June 2008, our Chief Operating Officer from June 1986 until August 1998 and as a Vice President from October 1980 to June 1986. We believe Mr. Marten’s qualifications to sit on our Board of Directors include his four decades of experience in the trucking industry, including 38 years as an executive officer.

Larry B. Hagness has been a Director since July 1991. Mr. Hagness has been the Chief Executive Officer of Durand Builders Service, Inc., a retail lumber/home center outlet and general contractor, since June 2016 and served as the President of Durand Builders Service, Inc. from 1978 to June 2016. Mr. Hagness was an officer and owner of Main Street Graphics, a commercial printing company, from 1985 through January 2014, and also served on the Board of Directors of Chippewa Valley Technical College from 2007 through July 2013. We believe Mr. Hagness’s qualifications to sit on our Board of Directors include his management experience with Durand Builders Service, Inc. and his years of experience as our director.

Thomas J. Winkel has been a Director since April 1994. Since January 1994, Mr. Winkel has been a management and financial consultant and private investor. From 1990 to 1994, Mr. Winkel was the majority owner, Chairman of the Board, Chief Executive Officer and President of Road Rescue, Inc., a manufacturer of emergency response vehicles. Mr. Winkel is a retired certified public accountant having served in various professional capacities over a 23-year career with a national accounting firm, including as a partner from 1977 to 1990. Mr. Winkel has also served on the National Board of Directors of the Alzheimer’s Association from 2007 through October 2016, and served as a director of Featherlite, Inc., a manufacturer of specialty trailers and luxury motorcoaches, from 1994 through October 2006 upon the sale of Featherlite.

We believe Mr. Winkel’s qualifications to sit on our Board of Directors include his experience as a CEO and President of a manufacturer of specialty vehicles and his prior experience as a board member and committee chairman of a publicly-traded manufacturing company combined with his extensive financial and accounting experience as an audit partner in a national accounting firm.

Jerry M. Bauer has been a Director since January 1997. Mr. Bauer has been the Chief Executive Officer of Bauer Built, Inc. since 1976 and the Chairman of the Board since 1980. Bauer Built is a distributor of new and retreaded tires and related products and services throughout the Midwest, and a distributor of petroleum products in west central Wisconsin. Mr. Bauer has also served on the Board of Directors of Security Financial Bank, Durand, Wisconsin since 1992 and served on the Board of Directors of Mason Companies, Inc., Chippewa Falls, Wisconsin from 1999 through 2008. We believe Mr. Bauer’s qualifications to sit on our Board include his operational experience as the Chairman of the Board and Chief Executive Officer of a company that specializes in tires and fuel, both important components for a trucking company, combined with his board experience.

Robert L. Demorest has been a Director since December 2007. Mr. Demorest served as the President, Chief Executive Officer and Chairman of the Board of MOCON, Inc., a publicly traded company that provides consulting services and designs, manufactures, markets and services measurement and analytical instruments primarily for food, beverage and pharmaceutical companies world-wide, from April 2000 to July 2017, at which time he retired. Prior to that time, Mr. Demorest had been President of MOCON, Inc. for more than five years. Mr. Demorest is now a business consultant to global companies, and we believe Mr. Demorest’s qualifications to sit on our Board of Directors include his years of experience as a Chief Executive Officer leading a world-wide, publicly-traded organization.

G. Larry Owens has been a Director since December 2007. Mr. Owens served as the Chief Executive Officer, President and Secretary of Smithway Motor Xpress Corp., a formerly publicly traded truckload carrier that provides nationwide transportation of diversified freight, concentrating primarily on the flatbed segment of the truckload market, from March 2004 to December 2007, and served as the Chairman of the Board of Smithway Motor Xpress Corp. from April 2004 to December 2007, at which time he retired. Mr. Owens had served prior to that time as the Executive Vice President and Chief Financial Officer of Smithway Motor Xpress Corp. from January 1993 and Chief Administrative Officer from August 2001. Mr. Owens also served as the Chief Operating Officer of Smithway Motor Xpress Corp. from May 1998 to August 2001. Prior to joining Smithway Motor Xpress Corp., Mr. Owens spent twenty-five years in the banking industry, most recently from 1982 through 1992 as President of Boatmen’s Bancshares’ regional banks in Spencer and Fort Dodge, Iowa. We believe Mr. Owens’ qualifications to sit on our Board of Directors include his industry experience as the Chairman of the Board, Chief Executive Officer, President and Secretary of a publicly-traded trucking company and his extensive financial background.

Ronald R. Booth has been a Director since December 2015. Mr. Booth was employed by KPMG LLP, an international public accounting firm, where he worked from 1973 until his retirement in September 2009 and where he served as an audit partner beginning in June 1984. During his 36-year tenure with KPMG, Mr. Booth provided audit and business advisory services to clients in various industries, including the manufacturing, retail, distribution and transportation industries. Mr. Booth holds a B.S. in Accounting from Iowa State University. Mr. Booth also served as treasurer and a director for Habitat for Humanity of Minnesota, a not-for-profit organization, from 2009 through June 2015. We believe Mr. Booth’s qualifications to sit on our Board of Directors include his extensive financial and accounting experience as an audit partner in a national accounting firm.

Corporate Governance

Our Board of Directors has adopted an Audit Committee Charter, a Compensation Committee Charter, a Nominating/Corporate Governance Committee Charter, Corporate Governance Standards, Policy Regarding Related Party Transactions, a Code of Ethics for Senior Financial Management and a Code of Ethics/Conduct that applies to all officers, directors, employees and independent contractors. We have posted all of these documents on our website at www.marten.com. The information contained in or connected to our website is not incorporated by reference into or considered a part of this Proxy Statement.

Board Oversight of Risk

Management is responsible for the Company’s day-to-day risk management and the Board’s responsibility is to engage in informed oversight of and provide overall direction with respect to such risk management. Our Board administers its risk oversight function directly and through its committees, which includes regular meetings with management to discuss, identify and mitigate potential areas of risk. Our Board’s approach to risk management is to focus on understanding the nature of our enterprise risks, to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value, while at the same time overseeing an appropriate level of risk for the Company. We believe our current board leadership structure helps ensure proper risk oversight, based on the allocation of duties among committees and the role of our independent directors in risk oversight.

While our Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. As part of its charter, the Audit Committee discusses with management and the independent auditors our adequacy and effectiveness of accounting and financial controls, including our systems to monitor and manage business, information technology and cyber security risks. The Audit Committee charter also charges the Audit Committee with setting the overall tone for sound business risk practices. The Company’s Compensation Committee reviews the Company’s overall compensation programs and is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Nominating and Corporate Governance Committee manages risks associated with the Board’s composition and corporate governance practices, as well as director independence, ethics and conflicts of interest. The Board and its committees regularly discuss with management our major risk exposures, their potential impact on us, and the steps we take to manage them.

Corporate Governance Standards

Our Corporate Governance Standards provide guidelines which govern the qualifications and conduct of our Board. Our standards are consistent with the corporate governance requirements of the Sarbanes-Oxley Act of 2002, and the corporate governance listing requirements applicable to companies whose securities are listed on the NASDAQ Global Select Market. Our Corporate Governance Standards address, among other matters, the following:

●	regular meetings of our Board of Directors;

●	attendance by directors at annual meetings of stockholders;

●	conduct of Board meetings;

●	meetings of independent directors;

●	director access to executive officers and employees;

●	the composition, membership and selection of our Board of Directors;

●	the compensation and evaluation of performance of our Board of Directors and its committees;

●	the organization and basic function of Board committees;

●	the evaluation of the performance of our Chairman of the Board and Chief Executive Officer; and

●	stockholder communications with directors.

Code of Ethics for Senior Financial Management

Our Code of Ethics for Senior Financial Management applies to all of our executive officers, including our Chairman of the Board and Chief Executive Officer and our Executive Vice President and Chief Financial Officer, along with our Vice President of Finance and Controller and other employees performing similar functions who have been identified by the Chairman of the Board and Chief Executive Officer, and meet the requirements of the Securities and Exchange Commission. We have posted our Code of Ethics for Senior Financial Management on our website at www.marten.com. We intend to disclose any amendments to and any waivers from a provision of our Code of Ethics for Senior Financial Management on our website within five business days following the amendment or waiver.

 Risk Considerations in our Compensation Program

Our Compensation Committee has discussed risk as it relates to our compensation policies and practices for our employees and the Committee does not believe our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us because of the way we structure our compensation policies and practices. We structure our compensation policies and practices to consist of both fixed and variable compensation. The fixed (or salary) portion of compensation is designed to provide a steady income regardless of the metrics associated with our business so that employees do not feel pressured to focus exclusively on business metrics to the detriment of our business. The variable component of our pay structure includes stock options, performance based unit awards and performance based cash bonuses. Our stock options generally vest over five years and are only valuable if our stock price increases over time so employees are encouraged to add to our long-term value. Our performance unit awards vest based upon both increases in our profitability over a five-year period and a service-based vesting component. The awards require that at least half of all vested awards must be credited to the named executive officer’s discretionary account in our deferred compensation plan. We believe that our compensation programs have an appropriate mix of fixed and variable compensation to insure our compensation objectives and philosophy are being met without encouraging our employees to engage in unnecessary or excessive risk-taking that are reasonably likely to have a material adverse effect on us. Our Compensation Committee regularly monitors its compensation policies and practices to determine whether its risk management objectives are being met as it incentivizes our employees. In addition, to prevent speculation or hedging of interests in our equity by our employees, the Company adopted a policy prohibiting employees, officers and directors from engaging in any hedging or monetization transactions with respect to the Company’s securities, including through the use of financial instruments such as exchange funds, prepaid variable forwards, equity swaps, puts, calls, collars, forwards or other derivative instruments, or through the establishment of a short position in the Company’s securities.

Code of Ethics/Conduct

Our Code of Ethics/Conduct applies to all officers, directors, non-driver employees, driver employees and independent contractors of the Company. The Code is intended to promote honest and ethical conduct and to provide guidance for the appropriate handling of various business situations. The Code addresses, among other matters, legal and regulatory compliance, insider trading, confidentiality, conflicts of interest, competition and fair dealing, financial reporting and record-keeping, protection and proper use of Company assets, and the reporting of illegal or unethical behavior. Employees may anonymously report possible violations of the Code via a toll free telephone number, which is monitored by the chair of our Audit Committee. Waivers of the Code for officers and directors may be made only by our Board and will be promptly disclosed if and as required by law or NASDAQ listing requirements. We have posted our Code of Ethics/Conduct on our website at www.marten.com.

Board Oversight of Management Succession

On a periodic basis, our Board, with the involvement of our Compensation Committee, reviews the Company’s plan for management succession, both in the ordinary course of business and in response to individual situations. Potential candidates for management positions, including the position of Chief Executive Officer, are identified internally within the organization in consultation with our Compensation Committee (which oversees the evaluation of management) and our Chief Executive Officer, as well as externally through various sources. The succession planning process also addresses the continuing development of appropriate leadership skills for internal candidates for Chief Executive Officer, as well as candidates for other leadership positions within the Company. To aid in its planning, our Board regularly requests contact with non-executive members of management in order to have visibility into potential internal management succession candidates. Our Board also regularly engages in discussions with our Chief Executive Officer regarding long-range plans for officer development and succession.

Since 2016, the Compensation Committee has addressed management succession and executive development in connection with its review of officer elections, promotions, and compensation matters during each year.

Board and Board Committees

We continue to monitor the rules and regulations of the Securities and Exchange Commission and NASDAQ to ensure that a majority of our Board remains composed of “independent” directors. Mr. Winkel, Mr. Hagness, Mr. Bauer, Mr. Demorest, Mr. Owens and Mr. Booth are all “independent” directors, as defined by current NASDAQ listing standards. Our independent directors hold meetings, referred to as “executive sessions,” on a periodic basis and at least two times each year, at which only the independent directors are present. We have appointed Mr. Winkel as our lead independent director to preside at executive sessions of our independent directors.

Our Board of Directors held five meetings during 2018, and each director attended all Board meetings, as well as all meetings of committees of the Board on which they served and the annual meeting of stockholders. The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating/Corporate Governance Committee. Our Board of Directors adopted a policy that all directors are expected to attend our annual meeting of stockholders and we generally schedule a meeting of the Board on the same day as our annual meeting of stockholders in order to facilitate attendance of all directors at the annual meeting.

Leadership Structure of the Board

We currently combine the positions of Chairman of the Board and Chief Executive Officer. We have adopted a counterbalancing governance structure to protect the interests of our stockholders by preventing the Board from being unduly influenced by the combination of these positions. Some components of our counterbalancing governance structure include:

•	a designated lead independent director;

•	a Board entirely composed of independent members, with the exception of the Chairman and Chief Executive Officer;

•	annual election of directors;

•	committees entirely composed of independent directors;

•	our independent directors hold executive sessions prior to most Board meetings at which only the independent directors are present; and

•	established corporate governance standards and ethics guidelines.

The lead independent director presides at executive sessions of our independent directors, as well as performs other duties applicable to that position including, among other things, providing guidance to the Chairman regarding agendas for Board and committee meetings, advising the Chair as to the information to be provided the Board for its meetings, chairing meetings of the Board in the event the Chairman cannot be in attendance, and acting as principal liaison between the independent directors and the Chair. The lead independent director is expected to foster a cohesive board that cooperates with the Chairman towards the ultimate goal of creating stockholder value.

Audit Committee

The Audit Committee provides assistance to the Board in satisfying its fiduciary responsibilities for our accounting, auditing, operating and reporting practices. The Committee oversees the financial reporting process, has the sole authority to appoint, compensate, retain and oversee the work of our independent registered public accounting firm, reviews and pre-approves all audit services and permissible non-audit services performed by our independent registered public accounting firm, establishes procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters, oversees the establishment and administration of a written code of ethics for our senior financial management, reviews and either approves or disapproves of all related party transactions and performs other related duties delegated to it by the Board. The responsibilities and functions of the Audit Committee are further described in the Audit Committee Report beginning on page 9 of the Proxy Statement. The Audit Committee consists of Mr. Winkel (Chair), Mr. Demorest, Mr. Owens and Mr. Booth. Each of the members of the Audit Committee are “independent” as defined by current NASDAQ listing standards and the rules of the Securities and Exchange Commission. In addition, our Board has determined that each of Mr. Winkel, Mr. Owens and Mr. Booth is an “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission. During 2018, the Audit Committee met seven times.

Compensation Committee

The Compensation Committee establishes the compensation philosophy and policy for our executive officers and other key employees, which includes reviewing and approving corporate goals and objectives relevant to their compensation, reviewing and evaluating their performance, monitoring the effectiveness of our benefit plans and, where appropriate, approving changes, reviewing and approving, or recommending to the full Board of Directors, executive incentive compensation plans and equity-based plans, supervising and overseeing the administration of our incentive compensation and equity-based programs and reviewing the compensation levels of independent directors from time to time. The Committee reviews our compensation policies and practices to confirm that such policies and practices do not encourage unnecessary risk taking and reviews and discusses, at least annually, the relationship between risk management policies and practices, corporate strategy, and our compensation policies and practices. The Committee serves as the disinterested administrator of our 2015 Equity Incentive Plan. The Committee also periodically reviews a management succession plan and recommends succession decisions to the Board of Directors. The responsibilities and functions of the Compensation Committee, including the use of compensation consultants and the involvement of management in compensation decisions, are further described in the Compensation Discussion and Analysis beginning on page 14 of the Proxy Statement. The Compensation Committee consists of Mr. Winkel (Chair), Mr. Hagness, Mr. Bauer and Mr. Owens. All of the members of the Compensation Committee are “independent” directors, as defined by current NASDAQ listing standards. During 2018, the Compensation Committee met four times.

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee reviews and makes recommendations to the Board regarding the size and composition of the Board, considers and recruits candidates for director nominees based upon recommendations from current outside directors, members of management, outside consultants or search firms and stockholders, recommends on an annual basis a slate of director nominees for approval by the Board and the stockholders, reviews our committee structure and membership, reviews and advises the Board regarding our corporate governance standards, advises the Board on emerging corporate governance matters, develops and recommends to the Board for its approval an annual self-evaluation process of the Board and its committees and provides suitable programs for the orientation and continuing education of directors. The Nominating/Corporate Governance Committee consists of Mr. Booth (chair), Mr. Hagness, Mr. Bauer and Mr. Demorest. All of the members of the Nominating/Corporate Governance Committee are “independent” directors, as defined by current NASDAQ listing standards. During 2018, the Nominating/Corporate Governance Committee met three times.

In evaluating and determining whether to recommend a person as a candidate for election as a director, the Nominating/Corporate Governance Committee’s criteria reflects the requirements of the NASDAQ definitions with respect to independence and financial literacy and the following factors: the needs of the Company with respect to the particular talents and experience of its directors; personal and professional integrity of the candidate; level of education and/or business experience; broad-based business acumen; the level of understanding of the Company’s business and the transportation industry; strategic thinking and a willingness to share ideas; and diversity of experiences, expertise and background. Because the Committee believes it is important to create a Board with a diversity of experience, expertise, gender, race and ethnicity, the Committee will commit to include in each search candidates who reflect diverse backgrounds, including diversity of gender, race and ethnicity. The Committee will use these criteria to evaluate potential nominees and will not evaluate proposed nominees differently depending upon who has made the recommendation.

The Nominating/Corporate Governance Committee will consider proposed nominees whose names are submitted to it by stockholders; however, it does not have a formal process for that consideration. The Nominating/Corporate Governance Committee has not adopted a formal process since it believes its informal consideration process has been adequate because historically stockholders have not proposed any nominees. The Nominating/Corporate Governance Committee intends to review periodically whether a more formal policy should be adopted.

In considering whether to recommend any director nominee, including candidates recommended by stockholders, the Nominating/Corporate Governance Committee will apply the criteria set forth in its charter. These criteria include, among other things, the candidate’s diversity of experiences, expertise and background, and the Committee’s commitment to include in each search candidates who reflect diverse backgrounds, including diversity of gender, race and ethnicity. The Nominating/Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis prescribed by law.

Any stockholder who desires to recommend a nominee for director must submit a letter, addressed to the Chairman of the Nominating/Corporate Governance Committee, Marten Transport, Ltd., 129 Marten Street, Mondovi, Wisconsin 54755, and which is clearly identified as a “Director Nominee Recommendation.” All recommendation letters must identify the author as a stockholder and provide a brief summary of the candidate’s qualifications, as well as contact information for both the candidate and the stockholder. Stockholders who wish to make a recommendation for a nominee to be elected at our 2020 Annual Meeting must submit their recommendation by November 19, 2019 to assure time for meaningful consideration and evaluation of the nominees by the Nominating/Corporate Governance Committee.

Audit Committee Report

The Audit Committee of the Board of Directors is composed of four directors and acts under a written charter adopted and approved by the Board of Directors. A copy of the Audit Committee Charter is posted on our website at www.marten.com. All members of the Audit Committee meet the SEC and the NASDAQ definitions of independence and financial literacy for audit committee members. The Audit Committee will periodically review the Audit Committee Charter in light of new developments and may make additional recommendations to the Board of Directors for further revision of the Audit Committee Charter to reflect evolving best practices and changes in applicable laws and regulations.

Management is primarily responsible for the preparation, presentation and integrity of our Company’s consolidated financial statements, accounting and financial reporting processes, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Grant Thornton LLP, our Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s annual consolidated financial statements and of the effectiveness of the Company’s internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States), and to issue their reports thereon. Grant Thornton LLP also reviews our Company’s interim consolidated financial statements in accordance with Statement on Auditing Standards No. 116 (Interim Financial Information). The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management and Grant Thornton LLP the audited consolidated financial statements, including Management’s Discussion and Analysis, included in our Company’s Annual Report on Form 10-K and the results of Grant Thornton LLP’s review of our Company’s interim consolidated financial statements. These reviews included a discussion of:

●	critical accounting policies of our Company;

●

the reasonableness of significant financial reporting judgments made in connection with our consolidated financial statements, including the quality (and not just the acceptability) of our Company’s accounting principles;

●	the clarity and completeness of financial disclosures;

●

the effectiveness of the Company’s internal control over financial reporting, including management’s and Grant Thornton LLP’s reports thereon, the basis for the conclusions expressed in those reports and changes made to the Company’s internal control over financial reporting during 2018;

●	matters noted by Grant Thornton LLP during its audit of the Company’s consolidated financial statements and other material written communications between management and Grant Thornton LLP; and

●	the potential effects of regulatory and accounting initiatives on our Company’s consolidated financial statements.

In connection with its audit of our Company’s annual consolidated financial statements, the Audit Committee also discussed with Grant Thornton LLP other matters required to be discussed with the auditors under Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16 (Communication with Audit Committees), and, with and without management present, reviewed and discussed the results of Grant Thornton LLP’s audit of our Company’s annual consolidated financial statements.

The Audit Committee also has received the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the PCAOB regarding Grant Thornton LLP’s communications with the Audit Committee concerning independence, and has discussed with Grant Thornton LLP its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission.

AUDIT COMMITTEE THOMAS J. WINKEL (CHAIR) ROBERT L. DEMOREST G. LARRY OWENS RONALD R. BOOTH

 Director Compensation

We do not pay fees to directors who are our full-time employees, nor do we reimburse them for out-of-pocket expenses of attending Board or committee meetings. Effective May 1, 2018, we paid each non-employee director an annual retainer of $34,000, a fee of $1,500 for each Board meeting attended, $750 for each committee meeting attended, and reimbursed them for out-of-pocket expenses of attending meetings. We also paid the Chair of our Audit Committee, who is also our lead independent director, an additional annual retainer of $25,000, the Chair of our Compensation Committee an additional annual retainer of $10,000, and the Chair of our Nominating/Corporate Governance Committee an additional annual retainer of $6,000. Previously, the annual retainer was $30,000 and the additional annual retainer for the Chair of our Nominating/Corporate Governance Committee was $3,500. No other changes to annual retainers or meeting fees were made effective May 1, 2018. The directors did not receive any other cash compensation for services as directors in 2018.

In 2018, each non-employee director received a grant of 1,500 shares of common stock upon re-election to the Board. In each of 2014 through 2017, 1,000 shares of common stock were issued to each non-employee director upon re-election to the Board. The 1,000 shares granted in each of these years increased to 1,667 shares in our five-for-three stock split effected in the form of a 66 2/3% stock dividend on July 7, 2017.

In February 2010, we entered into an indemnification agreement with each of our then-current directors. Under each indemnification agreement, we agree to indemnify the director against liability arising out of performance of their duties to us and to advance expenses, if the requisite standards of conduct are met. The agreement also contains procedural mechanisms and presumptions applicable to any dispute as to whether such standards of conduct are satisfied. In February 2016, we also entered into an indemnification agreement containing similar terms with Mr. Booth, who has been a director since December 2015.

The following table provides summary information concerning the compensation of each individual who served as a director of our Company during the fiscal year ended December 31, 2018, other than Randolph L. Marten, our Chairman of the Board and Chief Executive Officer, whose compensation is set forth below under the heading “Compensation and Other Benefits.”

Name	Fees Earned or Paid in Cash		Stock Awards (7)	Total

Thomas J. Winkel	$84,918	(1)	$30,525	$115,443

Ronald R. Booth	54,332	(2)	30,525	84,857

G. Larry Owens	49,918	(3)	30,525	80,443

Robert L. Demorest	49,168	(4)	30,525	79,693

Larry B. Hagness	46,918	(5)	30,525	77,443

Jerry M. Bauer	46,918	(6)	30,525	77,443

(1)

Fees paid consist of $32,668 as an annual retainer, $25,000 for services as the lead independent director and Audit Committee Chair, $10,000 for services as the Compensation Committee Chair and $17,250 for attending 17 Board and committee meetings.

(2)	Fees paid consist of $32,668 as an annual retainer, $5,164 for services as the Nominating/Corporate Governance Committee Chair and $16,500 for attending 16 Board and committee meetings.

(3)	Fees paid consist of $32,668 as an annual retainer and $17,250 for attending 17 Board and committee meetings.

(4)	Fees paid consist of $32,668 as an annual retainer and $16,500 for attending 16 Board and committee meetings.

(5)	Fees paid consist of $32,668 as an annual retainer and $14,250 for attending 13 Board and committee meetings.

(6)	Fees paid consist of $32,668 as an annual retainer and $14,250 for attending 13 Board and committee meetings.

(7)

This column reflects the aggregate grant date fair value of 1,500 shares of our common stock granted in 2018 to Mr. Winkel, Mr. Booth, Mr. Owens, Mr. Demorest, Mr. Hagness, and Mr. Bauer. The dollar amount for each of the six directors reflects the compensation cost of the 1,500 shares granted on May 8, 2018 based on the closing market price of our common stock of $20.35 per share on that date.

Note

As of December 31, 2018, each current director had the following number of options outstanding: Mr. Winkel – 32,500; Mr. Booth – none; Mr. Owens – none; Mr. Demorest – 32,500; Mr. Hagness – 32,500; and Mr. Bauer – 26,250. All of these option shares were issued under non-statutory stock option agreements and were fully-vested as of December 31, 2018.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table gives information on the beneficial ownership of our common stock as of February 18, 2019, unless otherwise indicated. The information is given by (a) each stockholder who we know to beneficially own more than 5% of our outstanding common stock, (b) each director, (c) each named executive officer and (d) all of our directors and executive officers as a group.

	Shares of Common Stock Beneficially Owned (1)
Name and Address of Beneficial Owner	Amount		Percentage of Class

Randolph L. Marten
129 Marten Street
Mondovi, WI 54755	11,814,022.3	(2)	21.6%
BlackRock, Inc.
55 East 52nd Street
New York, NY 10055	5,976,598	(3)	11.3%
Dimensional Fund Advisors LP
Building One,
6300 Bee Cave Road
Austin, TX 78746	4,392,095	(4)	8.4%
Christine K. Marten
77 Cecil Johnson Road
Mulberry, TN 37359	3,474,571	(5)	6.4%
Timothy M. Kohl	209,846	(6)	*
Larry B. Hagness	140,525	(7)	*
James J. Hinnendael	102,954.2	(8)	*
Timothy P. Nash	92,013.9	(9)	*
John H. Turner	75,360.4	(10)	*
Jerry M. Bauer	71,916	(7)	*
Thomas J. Winkel	54,491	(7)	*
Robert L. Demorest	46,916	(7)	*
G. Larry Owens	45,666	(5)	*
Ronald R. Booth	4,833	(5)	*
All Directors and Executive Officers as a Group (11 persons)	12,658,543.8	(11)	23.0%

*        Less than 1% of the outstanding shares

(1)

Unless otherwise noted, the stockholders have sole voting and investment power for the shares shown. Shares not outstanding, but considered beneficially owned because of the right of a person or member of a group to purchase them within 60 days, are treated as outstanding only when calculating the amount and percent owned by such person or group.

(2)

Includes 11,673,620 shares owned by Mr. Marten, 40,599 shares that Mr. Marten may acquire under outstanding options, 57,923.3 shares credited to Mr. Marten’s account within the Company’s Deferred Compensation Plan, and 41,880 shares distributed to Mr. Marten or credited to Mr. Marten’s deferred compensation account after February 18, 2019 relating to vested performance unit awards.

(3)

On January 31, 2019, BlackRock, Inc. reported in a schedule 13G filed with the Securities and Exchange Commission that, as of December 31, 2018, it beneficially owns and has sole dispositive power over 5,976,598 shares of our stock.

(4)

On February 8, 2019, Dimensional Fund Advisors LP reported in a Schedule 13G filed with the Securities and Exchange Commission that as of December 31, 2018, Dimensional Fund Advisors LP furnishes investment advice to four investment companies and serves as investment manager or sub-advisor to certain other commingled funds, group trusts and separate accounts. In its role as investment advisor, sub-advisor and/or manager, Dimensional Fund Advisors LP or its subsidiaries may possess investment and/or voting power over the Company’s securities that are owned by such investment companies, trusts and separate accounts. According to the Schedule 13G, the investment companies, trusts and separate accounts beneficially own all such shares of the Company’s stock and Dimensional Fund Advisors LP expressly disclaimed any beneficial ownership of such securities.

(5)	Consists entirely of 3,474,571 shares owned by Ms. Marten; 45,666 shares owned by Mr. Owens; and 4,833 shares owned by Mr. Booth.

(6)

Includes 106,989 shares owned by Mr. Kohl, 30,000 shares that Mr. Kohl may acquire under outstanding options, 41,858 shares credited to Mr. Kohl’s account within the Company’s Deferred Compensation Plan, and 30,999 shares distributed to Mr. Kohl or credited to Mr. Kohl’s deferred compensation account after February 18, 2019 relating to vested performance unit awards.

(7)

Includes shares that the stockholder may acquire under outstanding options: for Mr. Hagness, 32,500 shares; for Mr. Bauer, 26,250 shares; for Mr. Winkel, 32,500 shares; and for Mr. Demorest, 32,500 shares.

(8)

Includes 44,070 shares owned by Mr. Hinnendael, 16,899 shares that Mr. Hinnendael may acquire under outstanding options, 23,642.2 shares credited to Mr. Hinnendael’s account within the Company’s Deferred Compensation Plan, and 18,343 shares distributed to Mr. Hinnendael or credited to Mr. Hinnendael’s deferred compensation account after February 18, 2019 relating to vested performance unit awards.

(9)

Includes 20,183 shares owned by Mr. Nash, 20,799 shares that Mr. Nash may acquire under outstanding options, 29,469.9 shares credited to Mr. Nash’s account within the Company’s Deferred Compensation Plan, and 21,562 shares distributed to Mr. Nash or credited to Mr. Nash’s deferred compensation account after February 18, 2019 relating to vested performance unit awards.

(10)

Includes 17,949 shares owned by Mr. Turner, 16,699 shares that Mr. Turner may acquire under outstanding options, 23,414.4 shares credited to Mr. Turner’s account within the Company’s Deferred Compensation Plan, and 17,298 shares distributed to Mr. Turner or credited to Mr. Turner’s deferred compensation account after February 18, 2019 relating to vested performance unit awards.

(11)

Includes a total of 248,746 shares that directors and executive officers may acquire under outstanding options, 176,307.8 shares credited to the executive officers’ accounts within the Company’s Deferred Compensation Plan, and 130,082 shares distributed or credited to the executive officers’ deferred compensation accounts after February 18, 2019 relating to vested performance unit awards.

compensation discussion and analysis

Overview

This Compensation Discussion and Analysis describes the material elements of the compensation awarded to, earned by and paid to our Chairman of the Board and Chief Executive Officer, our Executive Vice President and Chief Financial Officer and our other executive officers included in the Summary Compensation Table on page 24 below. These individuals are referred to in this Proxy Statement as our “named executive officers.” The discussion below focuses on the information contained in the tables and related footnotes and narrative primarily for 2018 under the heading “Compensation and Other Benefits” below, but also describes actions taken before 2018 to the extent it enhances the understanding of our executive compensation disclosure.

In connection with the discharge of its responsibilities, the Compensation Committee considered the result of the advisory, non-binding “say-on-pay” vote of our stockholders at the Company’s 2018 Annual Meeting of Stockholders. Because over 99% of the votes cast by our stockholders approved the compensation programs described in our proxy statement for the 2018 Annual Meeting of Stockholders, the Compensation Committee has not implemented any significant changes to our compensation programs as a result of the stockholder advisory vote.

A non-binding advisory vote on the frequency of future advisory votes on our executive compensation is required to be conducted every six years under Section 14A of the Exchange Act pursuant to the Dodd-Frank Act. At our 2017 Annual Meeting of Stockholders we asked our stockholders to indicate whether they preferred that we hold a say-on-pay vote every year, every two years or every three years. Over 77% of the votes cast by our stockholders approved an advisory vote on an annual basis. In light of the voting results, the Board decided that the Company will hold an advisory vote on the compensation of named executive officers on an annual basis.

Compensation Objectives and Philosophy

Our executive compensation program is designed to:

●	attract, motivate, retain and reward executive officers and other key employees who are likely to contribute to our long-term success;

●	provide a “team” approach where executive officers and key employees with differing functional responsibilities work together to achieve overall strategic objectives;

●

create a flexible environment that allows us to grant variable compensation based on actual performance results taking into account internal business goals as well as changing business and economic conditions during times of economic uncertainty;

●	focus management on maximizing stockholder value through equity-based compensation aligned to stockholder returns;

●	provide compensation opportunities depending upon our performance relative to our competitors and changes in our performance over time; and

●	ensure that our compensation program is competitive in the industry.

Our executive compensation program and decisions of the Compensation Committee are based on the following philosophy and principles:

●

As a performance driven company, we favor having a significant component of variable compensation tied to actual results that are evaluated at the end of the year when all of the relevant factors can be taken into account, such as Company performance and changing business and economic conditions, over solely fixed compensation.

●

In order to foster cooperation and communication among our executives and among their respective teams, the Compensation Committee and the Board of Directors place primary emphasis on Company performance (rather than individual performance).

●	We differentiate individual compensation among our executives based on scope and nature of responsibility, education and experience, job performance and potential.

●

We seek to align the interests of our executives with the interests of our stockholders through the use of long-term, equity-based incentive compensation, primarily in the form of performance unit awards and stock options.

Our primary objective is to provide a total compensation program that establishes competitive base salaries, bonus opportunities that reward above-average performance, and equity-based incentive programs designed to achieve sustainable long-term corporate growth and build executive equity ownership in alignment with the interests of our stockholders.

Setting Executive Compensation

In determining the amount of compensation to pay our named executive officers, the Compensation Committee considers factors such as: the executive’s position within the Company and the level of responsibility, skills and experiences required by the executive’s position; the executive’s experience and qualifications; our ability to replace such individual and the overall competitive environment for executive talent; the attainment of or failure to attain Company objectives and the difficulty in achieving desired Company objectives; individual performance of the executive as measured by the impact of such performance on the attainment of Company objectives; the Company’s performance in various economic environments; current and historical compensation levels; the executive’s length of service to our Company; the Compensation Committee’s view of internal equity and consistency; and other considerations it deems relevant. In analyzing some of these factors, the Compensation Committee from time to time reviews competitive compensation data gathered in comparative surveys, as well as publicly available comparable public company information.

In 2017, the Compensation Committee engaged Grant Thornton LLP to conduct an overall benchmarking analysis of our executive compensation program, including a competitive assessment of the base salaries, short-term and long-term incentives, benefits and perquisites paid to our executive officers and to review the equity holdings of our executive officers in comparison to similar executives of other companies in our industry sector. The Compensation Committee continues to use the approach and methodology from a similar review a number of years ago, along with the use of other appropriate published data, to assist it in determining the amount of base salary, annual incentive compensation, total compensation and the form and amount of long-term equity-based incentive compensation to pay our named executive officers. The Compensation Committee believes the information from Grant Thornton LLP’s analysis not only confirmed the Company’s approach to structuring its compensation programs, but will also be valuable in assisting in the determination of compensation on an ongoing basis. The Compensation Committee also uses competitive compensation data provided by Equilar, Inc.

Our executive compensation program as a whole and each individual element of the program is designed to be competitive in order to attract, motivate and retain executives necessary to the achievement of our Company objectives. We generally target total compensation and each element of total compensation within a reasonable range of our competitive market. In connection with the compensation consulting firm’s analysis of our executive compensation program, we define our industry sector as a peer group of six long-haul truckload carriers with approximately $600 million to approximately $6 billion in revenue. We continue to include these companies in our peer group based on their current business profiles being similar to ours and because we believe we compete with these or similar companies for executive talent and for stockholder investments. The companies in our peer group consist of the following:

●	Covenant Transport, Inc.
●	Heartland Express, Inc.
●	Knight-Swift Transportation Holdings Inc.
●	P.A.M. Transportation Services, Inc.
●	USA Truck, Inc.
●	Werner Enterprises, Inc.

Executive Compensation Components

The principal elements of our executive compensation program include:

●	base salary compensation;

●	annual incentive compensation;

●	equity-based compensation; and

●	executive benefits and perquisites.

In addition, our executive compensation program also includes certain change in control arrangements.

Except as described below, the Compensation Committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid-out compensation, between cash and non-cash compensation, or among different forms of non-cash compensation. However, the Compensation Committee’s philosophy is to make a significant portion of an executive’s compensation at risk and based on actual results that are evaluated at the end of the year when all of the relevant factors can be taken into account, such as Company financial performance and changing business and economic conditions. The Compensation Committee believes that since our executive officers have more opportunity to affect our performance, they should be held more accountable for results. It is also the Compensation Committee’s view to keep cash compensation at a competitive level while providing the opportunity to be well rewarded through long-term equity-based incentive compensation in the form of stock options if the Company’s stock price performs well over time and, for performance unit awards, if the Company’s net income increases year over year. We believe these equity-based awards to our executive officers help ensure that they have a stake in the Company’s long-term success by providing an incentive to improve the overall growth, profitability and value of our Company.

Base Salary Compensation

We provide a base salary for our named executive officers, which, unlike some of the other elements of our executive compensation program, is not subject to performance risk. We recognize the need for most executives to receive at least a portion of their total compensation in the form of a guaranteed base salary that is paid in cash regularly throughout the year to support a reasonable standard of living.

We initially fix base salaries for our executives at a level we believe enables us to hire and retain them in a competitive environment and to reward satisfactory individual performance and a satisfactory level of contribution to our overall business objectives. We also take into account the base compensation paid by companies in our peer group.

   The Compensation Committee reviews base salaries for our named executive officers each year beginning in April and generally approves any increases at its May meeting held in conjunction with our Annual Meeting of Stockholders. Any increases in base salaries are typically effective in April of that year. This decision is made in May because the Compensation Committee takes the results of the first quarter of each fiscal year into consideration when deciding whether to increase base salaries.

In determining the amount of base salaries for our named executive officers, the Compensation Committee strives to target base salaries within the range of salaries for executives in similar positions and with similar responsibilities at companies in our current peer group. The Compensation Committee’s determinations regarding the base salaries of our named executive officers are also based on a number of other factors, including: the executive’s position within the Company and the level of responsibility, the skills and experience required by the executive’s position; the executive’s experience and qualifications; our ability to replace such individual and the overall competitive environment for executive talent; the executive’s current base salary; the executive’s length of service to our Company, the executive’s past performance and the impact of such performance on the attainment of Company objectives; competitive compensation data; the Compensation Committee’s view of internal equity and consistency; and other considerations it deems relevant. Following these factors, we typically increase base salaries for executive officers modestly from year to year consistent with our general philosophy of favoring variable, performance-based compensation.

In particular, the Compensation Committee’s determination of base salary for each of the named executive officers included an emphasis on the following factors:

•     Mr. Marten’s leadership role as Chief Executive Officer and Chairman of the Board of the Company, length of service with the Company, in-depth knowledge of the trucking industry, position based on competitive compensation data and relative level of responsibility when compared to other executive officers;

•     Mr. Kohl’s prior experience and qualifications, including his operational experience in, and in-depth knowledge of, the trucking industry, position based on competitive compensation data and relative level of responsibility as President when compared to other executive officers;

•     Mr. Nash’s length of service to Marten, position based on competitive compensation data and his role and relative level of responsibility as Executive Vice President of Sales and Marketing;

•     Mr. Hinnendael’s experience and qualifications, including his financial expertise, position based on competitive compensation data and relative level of responsibility as Executive Vice President and Chief Financial Officer when compared to other executive officers; and

•     Mr. Turner’s length of service to Marten, position based on competitive compensation data and his role and relative level of responsibility as Senior Vice President of Sales.

Annual salary rates for the named executive officers are as follows:

	Effective April 3, 2017 (1)	Effective April 2, 2018 (2)(3)

Randolph L. Marten	$659,800	$686,200
Timothy M. Kohl	488,200	507,700
Timothy P. Nash	339,100	352,700
James J. Hinnendael	285,000	307,800
John H. Turner	272,400	283,300

(1)

On May 9, 2017, the Compensation Committee approved the following increases to base salary, retroactive to April 3, 2017: Mr. Marten from $634,400 to $659,800; Mr. Kohl from $469,400 to $488,200; Mr. Nash from $326,100 to $339,100; Mr. Hinnendael from $263,700 to $285,000; and Mr. Turner from $261,900 to $272,400.

(2)

On May 8, 2018, the Compensation Committee approved the following increases to base salary, retroactive to April 2, 2018: Mr. Marten from $659,800 to $686,200; Mr. Kohl from $488,200 to $507,700; Mr. Nash from $339,100 to $352,700; Mr. Hinnendael from $285,000 to $307,800; and Mr. Turner from $272,400 to $283,300.

(3)

The Compensation Committee reviews base salaries for our named executive officers each year beginning in April and generally approves any increases at its May meeting held in conjunction with our Annual Meeting of Stockholders.

For 2018, base salaries accounted for approximately 41% of total compensation for our Chairman of the Board and Chief Executive Officer and 41% on average for the other named executive officers. We typically increase base salaries for executive officers modestly from year to year consistent with our general philosophy of favoring discretionary incentive compensation.

The Compensation Committee approved increases ranging from 4% to 8% for each of our named executive officers effective as of each of April 2, 2018 and April 3, 2017. These increases were based on the Compensation Committee’s determination to maintain the Company’s competitive total compensation position in the marketplace.

Annual Incentive Compensation

   Second Amended and Restated Executive Officer Performance Incentive Plan

   In March 2011, the Compensation Committee adopted the Executive Officer Performance Incentive Plan. The Executive Officer Performance Incentive Plan provided for cash bonuses in varying percentages of annual base compensation to the executive officers selected by the Compensation Committee if the diluted net income per share in the award year was 110% or more of the diluted net income per share in the prior year. The award was an amount equal to the percentage increase in the award year’s diluted net income per share over the prior year’s diluted net income per share multiplied by the executive officer’s base salary in the calendar year in which the bonus award was calculated. The award year’s diluted net income per share was the Company’s diluted net income per share, determined in accordance with generally accepted accounting principles, prior to accounting for the aggregate value of vesting performance unit awards, the aggregate value of the cash bonus awards under the plan and the related tax effects for the award year. The prior year’s diluted net income per share was the Company’s diluted net income per share, as reported in its audited financial statements, for the prior year. The Compensation Committee was given the discretion to adjust the diluted net income per share for the award year and the prior year to account for extraordinary items affecting the diluted net income per share. The Compensation Committee makes an annual determination of the executive officer participants in the Executive Officer Performance Incentive Plan. In February 2012, the Compensation Committee recommended, and our Board of Directors approved, an amendment effective January 1, 2012 to the Executive Officer Performance Incentive Plan which established a bonus pool calculated as the percentage increase in diluted net income per share as previously defined multiplied by the aggregate base salary for all executive officers. The Compensation Committee makes an annual determination of the executive officer participants in the plan and, at the end of each year, based on the recommendation of the Chief Executive Officer for all officers other than the Chief Executive Officer, the allocation of the bonus pool among the participants.

   In December 2015, the Compensation Committee recommended, and our Board of Directors approved and adopted, the Amended and Restated Executive Officer Performance Incentive Plan effective January 1, 2016, which leaves the terms of the original plan unchanged, except that the bonus pool is based upon the percentage change in net income instead of diluted net income per share.

   For 2016, no cash bonuses were awarded to the Company’s executive officers because the 2016 net income was not 110% or more of the 2015 net income, including the adjustments to 2016 earnings for the after-tax aggregate value of vesting performance unit awards and cash bonus awards. Additionally, the after-tax value of the gain on the disposition of facilities was excluded from the calculation of 2015 net income.

   In August 2017, the Compensation Committee recommended, and our Board of Directors approved and adopted, the Second Amended and Restated Executive Officer Performance Incentive Plan effective January 1, 2017. The Second Amended and Restated Executive Officer Performance Incentive Plan leaves the terms of the original plan, as amended, unchanged, except that the bonus pool will be established based upon the percentage change in award year net income being at least 105% of an established net income goal, which is our net income for the prior year, or such other net income goal selected by the Compensation Committee. Award year net income continues to be defined as our net income determined in accordance with generally accepted accounting principles prior to accounting for the aggregate value of vesting performance unit awards, the aggregate value of the cash bonus awards under the plan, and the related tax effects for the award year. In addition, to the extent the percentage change in award year net income equals or exceeds 105% of the established net income goal, the size of the bonus pool will be determined by a multiplier related to the amount of such increase that results in the aggregate available bonus pool being between 5% and 100% of the aggregate base salary for executive officers.

For 2017, the available bonus pool under the Second Amended and Restated Executive Officer Performance Incentive Plan was equal to 5% of the aggregate annual base salary of the executive officers based on the Company’s percentage increase in net income in 2017 from the net income goal selected by the Compensation Committee. The 2017 earnings considered by the committee included the adjustments for the after-tax aggregate value of vesting performance unit awards and cash bonus awards. Additionally, the $56.5 million deferred income taxes benefit related to the federal Tax Cuts and Jobs Act of 2017 was excluded from the calculation of 2017 net income. The Company’s executive officers were each awarded a cash bonus in the amount of 5% of annual base salary.

For 2018, the available bonus pool under the Second Amended and Restated Executive Officer Performance Incentive Plan was equal to 100% of the aggregate annual base salary of the executive officers based on the Company’s percentage increase in net income from 2017 to 2018, including the adjustments to 2018 earnings for the after-tax aggregate value of vesting performance unit awards and cash bonus awards. Additionally, the $56.5 million deferred income taxes benefit in 2017 related to the federal Tax Cuts and Jobs Act of 2017 was excluded from the calculation of the increase in net income from 2017 to 2018. The calculation of the increase in net income also included an adjustment of 2017 net income to reflect a federal income tax rate of 21% instead of 35%, to be consistent with the federal rate in 2018. The Company’s executive officers were each awarded a cash bonus in the amount of 100% of annual base salary.

Equity-based Compensation

The third component of our executive compensation program consists of equity-based compensation. We award stock options and performance unit awards to align the interests of our executive officers and key personnel with our stockholders and to increase our long-term value. Through deferred vesting, this component of our compensation program creates an incentive for individuals to remain with us and promote long-term Company goals. We generally grant an option to purchase shares of common stock to our director-level employees and our executive officers upon their promotion to such positions. In addition, from time to time we grant additional options to purchase shares of common stock and performance unit awards to our executive officers and key personnel based primarily upon the individual’s actual and/or potential contribution and our financial performance. To date, all stock options have been granted at fair market value. The stock options and the performance unit awards vest over a period of several years.

   Pursuant to our 2015 Equity Incentive Plan and our 2005 Stock Incentive Plan, our named executive officers (as well as other employees) are eligible to receive equity compensation awards, including stock options and restricted stock awards, stock appreciation rights, performance unit awards and stock bonuses. For more information concerning the terms of these plans, we refer you to “Compensation and Other Benefits-Grants of Plan-based Awards.” Currently, we provide named executive officers with service-based stock options and performance unit awards.

   Stock options and performance unit awards become valuable as our common stock price increases and the holder remains employed during the period required for the option or unit award to “vest,” and, in the case of performance unit awards, the overall Company performance objectives are satisfied. This provides an incentive for the holder to remain employed by us. In addition, these agreements link a portion of an employee’s compensation to stockholders’ interests by providing an incentive to achieve corporate goals and increase the market price of our stock.

   In May 2016, the Compensation Committee recommended, and our Board of Directors approved, the granting of performance unit awards under our 2015 Equity Incentive Plan to the Company’s current named executive officers totaling 57,669 share units. This was the Company’s seventh grant of such awards. The unit awards will vest and become the right to receive a number of shares of common stock equal to a total vesting percentage multiplied by the number of units subject to such award. For purposes of the award, the vesting percentage is equal to the percentage increase, if any, in the Company’s net income for the year being measured over the prior year, as reflected on the Company’s audited financial statements for each such year, plus five percentage points. The amount of unit awards within each of the grants to the named executive officers was tied to the level of each executive officer’s base compensation. At least half of all vested awards must be credited to the named executive officer’s discretionary account in our deferred compensation plan. For additional information concerning the terms of outstanding awards, we refer you to “Compensation and Other Benefits-Grants of Plan-based Awards.”

In May 2017, the Compensation Committee recommended, and our Board of Directors approved, the granting of performance unit awards under our 2015 Equity Incentive Plan to the Company’s current named executive officers totaling 109,169 share units. The terms of these awards are similar to the awards granted in 2016, except that the service-based component was increased from five percent to ten percent per year. The Compensation Committee adjusted the equity vesting formula to better align it with our long-range growth plan.

In May 2018, the Compensation Committee recommended, and our Board of Directors approved, the granting of performance unit awards under our 2015 Equity Incentive Plan to the Company’s current named executive officers totaling 45,700 share units. The terms of these awards are similar to the awards granted in 2017.

The long-term incentive compensation information for our named executive officers during 2018, 2017 and 2016 is included in the Summary Compensation Table on page 24. Additional information on long-term incentive awards is shown in the Outstanding Equity Awards at Fiscal Year-end Table on page 29.

 Executive Benefits and Perquisites; Other Compensation Arrangements

It is generally our policy not to extend significant perquisites to our executives that are not available to our employees generally. The only significant perquisite that we currently provide to our named executive officers is the use of a Company car by our Chairman of the Board and Chief Executive Officer. We also reimburse executive officers for their current accumulated vacation pay upon appointment as an executive officer.

Our executives receive benefits, which are also received by our other employees, including 401(k) matching contributions, and health, dental and life insurance benefits. We do not provide pension arrangements or post-retirement health coverage for our executives or employees.

All of our employees, including our executive officers, are employed at will and do not have employment agreements. We have, however, entered into written change in control agreements with each of our executive officers, which provide for certain cash and other benefits upon the termination of the executive officer’s employment with us under certain circumstances, as described below.

In February 2010, we entered into an indemnification agreement with each of our executive officers. Under each indemnification agreement, we agree to indemnify the executive officer against liability arising out of performance of their duties to us and to advance expenses, if the requisite standards of conduct are met. The agreement also contains procedural mechanisms and presumptions applicable to any dispute as to whether such standards of conduct are satisfied.

In August 2010, we adopted our deferred compensation plan, which is an unfunded, nonqualified deferred compensation plan designed to allow board elected officers and other select members of management of the Company designated by the Company’s Compensation Committee to save for retirement on a tax-deferred basis. The deferred compensation plan is described in more detail elsewhere in this Proxy Statement under the heading “Compensation and Other Benefits - Nonqualified Deferred Compensation.”

Change in Control and Post-termination Severance Arrangements

Our 2015 Equity Incentive Plan provides and, previously, our 2005 Stock Incentive Plan provided, that in the event a change in control occurs, then, if approved by the Compensation Committee in its sole discretion either at the time of the grant of the incentive award or at any time after such grant, all options and stock appreciation rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms; all outstanding restricted stock awards will become immediately fully vested and non-forfeitable; and all outstanding performance unit awards and stock bonuses will vest or continue to vest in accordance with their agreement. Using discretionary authority under the plan, our Compensation Committee approved Non-Statutory Stock Option Agreements which provide that such options become immediately exercisable in full in the event of a change in control with respect to options that have been outstanding for at least six months. Our Performance Unit Award Agreements become immediately vested in full upon a change in control if the grantee’s employment with us is terminated other than for death, cause, or the grantee terminating their employment for good reason, on or before the last day of the 24th month after the change in control. In addition, the Compensation Committee in its sole discretion may determine that some or all participants holding outstanding options will receive cash in an amount equal to the excess of the fair market value of such shares immediately prior to the effective date of such change in control over the exercise price per share of the options (or, in the event that there is no excess, that such options will be terminated), and that some or all participants holding performance unit awards will receive, with respect to some or all of the shares subject to the performance unit awards, cash in an amount equal to the fair market value of such shares immediately prior to the effective date of such change in control. Using discretionary authority under the plan, our Compensation Committee approved a form of Non-Statutory Stock Option Agreement and a form of Performance Unit Award Agreement that allows such cash payments for all outstanding option and unit award shares for all participants.

In March 2006, the Compensation Committee approved the execution of Change in Control Severance Agreements with each then-current named executive officer pursuant to which we agreed to provide certain benefits to these executives if they are terminated in connection with a change in control. These Change in Control Severance Agreements were effective upon execution and continue until the termination of the executive’s employment or until we terminate the agreement upon fifteen months prior written notice. In August 2007, the Company’s Board of Directors approved Amended and Restated Change in Control Severance Agreements for Mr. Marten, Mr. Nash and Mr. Hinnendael. The Amended and Restated Change in Control Severance Agreements made changes to the Change in Control Severance Agreements previously entered into between the Company and these officers, in order to comply with final regulations published by the Internal Revenue Service under an exception to Section 409A of the Internal Revenue Code of 1986, as amended, and there were no changes to the economic terms of the Change in Control Severance Agreements. The Board of Directors also approved a Change in Control Severance Agreement containing similar terms with Mr. Turner effective in August 2007 in connection with his appointment as an executive officer and with Mr. Kohl effective in June 2008 in connection with his appointment as President. In December 2008, we made a technical amendment to the Amended and Restated Change in Control Severance Agreements with Mr. Marten, Mr. Nash and Mr. Hinnendael, and to the Change in Control Severance Agreements with Mr. Turner and Mr. Kohl.

   Under these agreements, these executive officers are entitled to certain benefits if they are terminated either within 24 months of the effective date of a change in control or before the effective date of the change in control if the termination was either a condition to the change in control or was at the request or insistence of a person related to the change in control. These executives will not be considered “terminated” for purposes of these agreements if they die or are terminated for cause. They will, however, be considered “terminated” if they voluntarily leave our employ for “good reason.”

Upon a termination in connection with a change in control, these executives will be entitled to receive a lump sum cash payment of 100% of their base salary (except for Mr. Marten, who will receive 200% of his base salary), plus one times the executive’s highest bonus in the preceding three calendar years (except for Mr. Marten, who will receive two times such amount). In addition, these executives will receive welfare benefits for a period of twelve months (except for Mr. Marten, who will receive such benefits for twenty-four months). These arrangements, including the quantification of the payment and benefits provided under these arrangements, are described in more detail elsewhere in this Proxy Statement under the heading “Compensation and Other Benefits—Potential Payments Upon Termination or Change in Control.”

Prior to March 2011, if an executive was subject to excise tax in connection with our payments under a Change in Control Severance Agreement, we would have made an additional excise tax gross-up payment to the executive equal to the excise tax as a result of the payments under the Change in Control Severance Agreement, including any excise tax as a result of the gross-up payment. In March 2011, due to changing compensation and governance practices, we amended our Change in Control Severance Agreements with our executive officers to provide for no excise tax gross-up.

In order for our named executive officers to receive any other payments or benefits as a result of a change in control of our Company, there must be a termination event, such as a termination of the executive’s employment by our successor without cause or a termination of the executive’s employment by the executive for good reason. The termination of the executive’s employment by the executive without good reason will not give rise to additional payments or benefits either in a change in control situation or otherwise. Thus, these additional payments and benefits will not just be triggered by a change in control, but will also require a termination event described above, and thus are known as “double trigger” change in control arrangements.

We believe that the change in control protections provided in the agreements described above are relevant and an important part of our executive compensation program. We believe that these arrangements mitigate some of the risk that exists for executives working in a company our size, where there is a meaningful likelihood that the Company may be acquired. These arrangements are intended to attract and retain qualified executives who may have employment alternatives that may appear to them, in light of a possible change in control, to be less risky absent these arrangements. We also believe similar protections are typically provided by other companies, including companies with which we compete for executive talent, and thus believe we must continue to offer such protections in order to be competitive.

Except for our Change in Control Severance Agreements and award agreements under our 2015 Equity Incentive Plan and our 2005 Stock Incentive Plan, our named executive officers are not party to any employment or severance agreements and are not entitled to any particular severance benefit upon their involuntary termination of employment by the Company. The Compensation Committee may, however, provide severance on a case by case basis in its discretion.

Total Compensation Mix

The table below illustrates how total compensation for our named executive officers for 2018 was allocated between performance and non-performance based components, how performance-based compensation is allocated between annual and long-term components and how total compensation is allocated between cash and equity components:

	Total Compensation Mix (Base Salary, Annual Cash Incentives and Equity Incentives)
	% of Total Compensation that is:		% of Performance-Based Total Compensation that is:		% of Total Compensation that is:
	Performance- Based (1)	Not Performance- Based (2)	Annual (3)	Long-Term (4)	Cash- Based (5)	Equity- Based (6)

Randolph L. Marten	58.3%	41.7%	69.7%	30.3%	82.3%	17.7%
Timothy M. Kohl	58.5%	41.5%	69.8%	30.2%	82.3%	17.7%
Timothy P. Nash	58.4%	41.6%	69.6%	30.4%	82.2%	17.8%
James J. Hinnendael	59.1%	40.9%	67.6%	32.4%	80.8%	19.2%
John H. Turner	58.2%	41.8%	70.0%	30.0%	82.6%	17.4%

(1)	The sum of annual cash incentives and long-term equity incentives divided by total compensation.

(2)	The sum of base salary and all other compensation divided by total compensation.

(3)	Annual performance-based cash and equity incentives divided by the sum of annual performance-based cash and equity incentives and long-term performance-based equity incentives.

(4)	Long-term performance-based equity incentives divided by the sum of annual performance-based cash and equity incentives and long-term performance-based equity incentives.

(5)	The sum of base salary, annual cash incentives and all other compensation divided by total compensation.

(6)	Long-term equity incentives divided by total compensation.

We believe that the above table illustrates general alignment of our 2018 named executive officer compensation with our overall compensation objective and philosophies of aligning the interests of our executives with the interests of our stockholders through the use of long-term, equity-based incentive compensation.

Accounting and Tax Considerations

Section 162(m)

              Historically Section 162(m) of the Internal Revenue Code required that we meet specific criteria, including stockholder approval of certain stock and incentive plans, in order to deduct, for federal income tax purposes, compensation over $1 million per individual paid to our named executive officers that qualified as “performance-based compensation.” The federal Tax Cuts and Jobs Act of 2017 removed the “performance-based compensation” exception from Section 162(m). Accordingly, awards made after November 2, 2017, generally are not eligible for the “performance-based compensation” exception and will not be deductible to the extent that they cause the compensation of the affected executive officers to exceed $1 million in any year. Awards that were made and subject to binding written contracts in effect on November 2, 2017, are “grandfathered” under prior law and can still qualify as deductible “performance-based compensation,” even if paid in future years. We were affected by the limitations of Section 162(m) of the Internal Revenue Code in 2018. Our Compensation Committee will continue to monitor these awards and their deductibility if and when paid.

Accounting for Equity-based Compensation

We account for share-based payment arrangements, including our 2015 Equity Incentive Plan and our 2005 Stock Incentive Plan, in accordance with FASB ASC 718, Compensation-Stock Compensation.

COMPENSATION COMMITTEE REPORT

Our Compensation Committee has reviewed and discussed the foregoing “Compensation Discussion and Analysis” section of this Proxy Statement with our management. Based on this review and discussion, the Compensation Committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” section be included in this Proxy Statement for filing with the Securities and Exchange Commission.

This report is dated as of February 26, 2019.

COMPENSATION COMMITTEE THOMAS J. WINKEL (CHAIR) JERRY M. BAUER LARRY B. HAGNESS G. LARRY OWENS

The foregoing Compensation Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Compensation Committee Report shall not be incorporated by reference into any such filings.

COMPENSATION AND OTHER BENEFITS

Summary Compensation Table

The table below provides information relating to compensation for fiscal years 2018, 2017 and 2016 for the Company’s Chairman of the Board and Chief Executive Officer, Executive Vice President and Chief Financial Officer, and the three most highly compensated executive officers of the Company other than the Chairman of the Board and Chief Executive Officer and the Executive Vice President and Chief Financial Officer. The executives named in this table are referred to in this Proxy Statement as our named executive officers. The details of our named executive officers’ compensation are discussed in detail in the Compensation Discussion and Analysis beginning on page 14.

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards	All Other Compen- sation (2)	Total

Randolph L. Marten	2018	$679,092	$679,092	$295,075	$—	$16,886	$1,670,145
Chairman and	2017	652,961	32,648	501,285	—	30,326	1,217,220
Chief Executive Officer	2016	627,820	—	209,104	—	35,390	872,314

Timothy M. Kohl	2018	502,450	502,450	217,745	—	8,247	1,230,892
President	2017	483,138	24,157	375,960	—	8,142	891,397
	2016	464,543	—	154,961	—	7,775	627,279

Timothy P. Nash	2018	349,038	349,038	152,625	—	8,763	859,464
Executive Vice President	2017	335,600	16,780	257,880	—	7,888	618,148
of Sales and Marketing	2016	322,724	—	108,286	—	8,495	439,505

James J. Hinnendael	2018	301,662	301,662	144,485	—	6,470	754,279
Executive Vice President	2017	279,265	13,963	228,960	—	5,753	527,941
and Chief Financial	2016	260,968	—	87,749	—	5,645	354,362
Officer

John H. Turner	2018	280,365	280,365	120,065	—	7,439	688,234
Senior Vice President	2017	269,573	13,479	214,500	—	7,126	504,678
of Sales	2016	259,177	—	85,882	—	7,088	352,147

(1)

This column reflects the aggregate grant date fair value of performance unit awards granted to each named executive officer in 2018, 2017 and 2016 calculated in accordance with FASB ASC 718, Compensation-Stock Compensation and based on the closing market price on the date of grant. The awards reported in this column are also disclosed in the Grants of Plan-based Awards table on page 26.

(2)	Included in this column are the following items:

	Year	Life Insurance Premiums	Personal Commercial Travel	401(k) Match (a)	Use of Company Car (b)

Randolph L. Marten	2018	$2,210	$10,826	$3,850	$—
	2017	2,210	2,630	3,780	21,706
	2016	1,980	3,652	3,710	26,048

Timothy M. Kohl	2018	2,472	—	5,775	—
	2017	2,472	—	5,670	—
	2016	2,210	—	5,565	—

Timothy P. Nash	2018	2,210	778	5,775	—
	2017	2,210	—	5,678	—
	2016	2,210	702	5,583	—

James J. Hinnendael	2018	1,290	—	5,180	—
	2017	649	—	5,104	—
	2016	591	—	5,054	—

John H. Turner	2018	1,207	486	5,746	—
	2017	1,151	314	5,661	—
	2016	1,094	551	5,443	—

(a)

We sponsor a defined contribution retirement savings plan under Section 401(k) of the Internal Revenue Code. Employees, including executive officers, are eligible for the plan after three months of service. Participants are able to contribute up to the limit set by law, which in 2018 was $18,500 for participants less than age 50 and $24,500 for participants age 50 and above. We contribute 35% of each participant’s contribution, up to a total of 6% contributed. Our contribution vests at the rate of 20% per year for the first through fifth years of service. In addition, we may make elective contributions as determined by our Board of Directors. No elective contributions were made in 2018, 2017 or 2016.

(b)	Represents the depreciation expense of a Company car.

Chief Executive Officer Pay Ratio

As a result of the rules under the Dodd-Frank Act, the SEC requires annual disclosure of the Chief Executive Officer to median employee pay ratio. We believe our executive compensation program must be consistent and internally equitable to motivate our employees to perform in ways that enhance shareholder value. We are committed to internal pay equity, and the Compensation Committee will monitor the relationship between the pay of our executive officers and the pay of our non-executive employees.

Our Chief Executive Officer to median employee pay ratio was calculated in accordance with Item 402(u) of Regulation S-K, which requires the determination of the median employee once every three years. We identified the median employee by examining the 2017 total cash compensation for all individuals, excluding our Chief Executive Officer, who were employed by us on December 31, 2017, the last day of our 2017 fiscal year. We included all United States employees, whether employed on a full-time, part-time, or seasonal basis, and excluded all of our employees located outside of the United States as such employees account for less than five percent of all of our employees. We did not make any assumptions, adjustments, or estimates with respect to total cash compensation, except we did annualize the compensation for any full-time and part-time employees (other than seasonal employees) that were not employed by us for all of 2017. We believe the use of total cash compensation for all employees is a consistently applied compensation measure because we do not widely distribute annual equity awards to employees. Approximately 1% of our employees receive annual equity awards.

After identifying the median employee based on total cash compensation, we calculated annual total compensation for such employee using the same methodology we use for our named executive officers as set forth in the Summary Compensation Table in this proxy statement.

Mr. Marten, our Chief Executive Officer, had 2018 annual total compensation of $1,670,145 as reflected in the Summary Compensation Table included in this proxy statement. Our median employee’s annual total compensation for 2018 was $55,434. As a result, we estimate that Mr. Marten’s 2018 annual total compensation was approximately 30 times that of our median employee. The chief executive officer pay ratio for the companies in our peer group noted on page 15 averaged 43 times for 2017.

Grants of Plan-based Awards

The table below provides information regarding grants of plan-based awards to each of our named executive officers under our 2015 Equity Incentive Plan in 2018. Our named executive officers were not granted any plan-based awards under our other plans in 2018.

	Estimated Future Payouts Under Non-equity Incentive Plan Awards (1)				Estimated Future Payouts Under Equity Incentive Plan Awards (2)
	Grant							Grant Date
Name	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Fair Value (3)

Randolph L.	N/A	$34,310	$—	$686,200	—	—	—	$—
Marten	May 8, 2018	—	—	—	—	—	14,500	295,075

Timothy M.	N/A	25,385	—	507,700	—	—	—	—
Kohl	May 8, 2018	—	—	—	—	—	10,700	217,745

Timothy P.	N/A	17,635	—	352,700	—	—	—	—
Nash	May 8, 2018	—	—	—	—	—	7,500	152,625

James J.	N/A	15,390	—	307,800	—	—	—	—
Hinnendael	May 8, 2018	—	—	—	—	—	7,100	144,485

John H.	N/A	14,165	—	283,300	—	—	—	—
Turner	May 8, 2018	—	—	—	—	—	5,900	120,065

(1)

Represents potential performance-based non-equity awards under our Second Amended and Restated Executive Officer Performance Incentive Plan, which is described in greater detail in “Compensation Discussion and Analysis.” The plan provides for a cash bonus to be distributed to the executive officers which is calculated as an allocation of a bonus pool that is based on the percentage increase in the award year net income over the net income goal selected by the Compensation Committee, multiplied by the aggregate base salary for all executive officers, subject to the increase being at least 5%. Therefore, we calculated the threshold for each executive officer as current annual base salary multiplied by 5% assuming equal allocation of the bonus pool on a percentage basis. The maximum award amount under the plan is 100% of the aggregate base salary for all executive officers. Therefore, we calculated the maximum for each executive officer as current annual base salary multiplied by 100% assuming equal allocation of the bonus pool on a percentage basis. There is no target award amount under the plan.

(2)

These performance unit awards granted in 2018 will vest and become the right to receive a number of shares of common stock equal to a total vesting percentage multiplied by the number of units subject to such award. For purposes of the award, the vesting percentage is equal to the percentage increase, if any, in our net income for the year being measured over the prior year, as reflected in our audited financial statements for each such year, plus ten percentage points. All payments will be made in shares of our common stock. One half of the vested performance units will be paid to the named executive officers immediately upon vesting, while the other half will be credited to each named executive officer’s account within the Marten Transport, Ltd. Deferred Compensation Plan, which restricts the sale of vested shares to the later of each individual’s termination of employment or attainment of age 62.

(3)

The grant date fair value of the awards is calculated in accordance with FASB ASC 718, Compensation-Stock Compensation and is based on the closing market price on the date of grant. Vested performance unit award shares credited to each named executive officer’s account within the Marten Transport, Ltd. Deferred Compensation Plan will earn dividends at the same rate as common stock.

Second Amended and Restated Executive Officer Performance Incentive Plan

The material terms of our Second Amended and Restated Executive Officer Performance Incentive Plan is described in the Compensation Discussion and Analysis beginning on page 14.

2015 Equity Incentive Plan

Under the terms of our 2015 Equity Incentive Plan, which was adopted by our Board of Directors in March 2015 subject to approval by our stockholders, which occurred in May 2015, all of our named executive officers, as well as other employees and any subsidiary employees (including officers and directors who are also employees), are eligible to receive incentive awards. To date, only stock options and performance unit awards have been granted under the plan. The plan contains an overall limit on the number of shares of our common stock that may be issued, as well as individual and other grant limits, which are subject to change in our corporate structure or shares.

The exercise price of an option may not be less than 100% of the fair market value of a share of our common stock on the option grant date (or, if the option is an incentive stock option, 110% if the participant beneficially owns more than 10% of our outstanding stock). Under the plan, “fair market value” means the closing sale price of a share of our common stock on the grant date as reported on the NASDAQ Global Select Market.

The aggregate fair market value of shares of common stock with respect to which incentive stock options may become exercisable by a participant for the first time during any calendar year may not exceed $100,000. Any incentive stock options in excess of this amount will be treated as non-statutory options.

Options may be exercised in whole or in installments, as determined by the Board or its committee, and may impose conditions or restrictions to the exercisability of an option, including that the participant remain continuously employed by us or a subsidiary for a certain period. An option may not remain exercisable after 10 years from its date of grant (or, if the option is an incentive stock option, five years from its date of grant if the participant beneficially owns more than 10% of our outstanding stock).

A performance unit award is an award of a right to receive the fair market value of shares of common stock payable in shares of our common stock granted to a participant where vesting is contingent upon achievement of performance criteria or other objectives during a specified period.

Shares of common stock that are issued under the plan or that are subject to outstanding incentive awards reduce the number of shares remaining available under the plan, but any shares of common stock subject to an incentive award that lapses, expires, is forfeited or for any reason terminates unexercised or unvested and any shares of common stock that are subject to an incentive award that is settled or paid in cash or any other form other than shares of common stock will automatically again become available for issuance under the plan.

In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in our corporate structure or shares, appropriate adjustment will be made to:

●	the number and kind of securities available for issuance under the plan; and

●	in order to prevent dilution or enlargement of the rights of participants, the number, kind and, where applicable, the exercise price of securities subject to outstanding incentive awards.

The plan is administered by our Compensation Committee, which has the authority to determine all necessary or desirable provisions of incentive awards, including the eligible recipients who will be granted one or more incentive awards under the plan, the nature and extent of the incentive awards to be made to each participant, the time or times when incentive awards will be granted, the duration of each incentive award, and payment or vesting restrictions and other conditions. The Compensation Committee has the authority to pay the economic value of any incentive award in the form of common stock and may amend or modify the terms of outstanding incentive awards (except for any prohibited “re-pricing” of options, discussed below) so long as the amended or modified terms are permitted under the plan and any affected participant has consented to the amendment or modification.

The Board may suspend or terminate the plan or any portion of the plan at any time, and may amend the plan from time to time to conform incentive awards to any change in applicable laws or regulations or in any other respect that the Board may deem to be in our best interests. However, no amendments to the plan will be effective without stockholder approval if it is required under Section 422 of the Internal Revenue Code, Section 162(m) of the Internal Revenue Code or the rules of the NASDAQ Global Select Market, or if the amendment seeks to modify the prohibitions on underwater option re-pricing discussed above.

Termination, suspension or amendment of the plan will not adversely affect any outstanding incentive award without the consent of the affected participant, except for adjustments in the event of changes in capitalization or a “change in control,” discussed below.

In general, no right or interest in any incentive award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or encumbrance. However, the Board or its committee may permit a participant to transfer all or a portion of a non-statutory stock option, other than for value, to certain family members or related family trusts, foundations or partnerships. Any permitted transferee of a non-statutory stock option will remain subject to all the terms and conditions of the incentive award applicable to the participant.

The 2015 Equity Incentive Plan replaces our 2005 Stock Incentive Plan, which expired by its terms in May 2015. Any equity awards previously awarded under the 2005 Stock Incentive Plan will continue to be subject to the plan in accordance with the terms of the awards.

Outstanding Equity Awards at Fiscal Year-end

The following table provides information regarding outstanding equity incentive plan awards for each of our named executive officers that remained outstanding at December 31, 2018.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested (1)	Equity Incentive Plan Awards: Market Value of Unearned Units That Have Not Vested (2)

Randolph L. Marten	40,599	(3)	27,068	$13.512	May 12, 2022	40,981	$663,485

Timothy M. Kohl	30,000	(3)	20,000	13.512	May 12, 2022	30,461	493,164

Timothy P. Nash	20,799	(3)	13,868	13.512	May 12, 2022	21,101	341,632

James J. Hinnendael	16,899	(3)	11,268	13.512	May 12, 2022	18,343	296,981

John H. Turner	16,699	(3)	11,134	13.512	May 12, 2022	17,090	276,689

(1)

One half of the performance unit award shares that vested as of December 31, 2018 were distributed and credited to each named executive officer’s discretionary account within the Marten Transport, Ltd. Deferred Compensation Plan in February 2019, and the other half were paid directly to each named executive officer. This number considers such shares vested in 2018.

(2)	Market value has been determined based on the closing market price of our common stock of $16.19 per share on December 31, 2018.

(3)	This stock option award was granted May 12, 2015 and vests, on a cumulative basis, in five installments of 20% on each of the first five anniversaries of the option grant date.

Option Exercise and Stock Vested – 2018

The following table provides information regarding performance unit awards held by our named executive officers that vested during 2018. None of our named executive officers exercised stock options in 2018.

	Stock Awards
Name	Number of Shares Acquired on Vesting (1)	Value Realized on Vesting (2)

Randolph L. Marten	41,880	$678,039

Timothy M. Kohl	30,999	501,866

Timothy P. Nash	21,562	349,096

James J. Hinnendael	18,343	296,971

John H. Turner	17,298	280,057

(1)

This number reflects vesting in 2018 of each named executive officer’s unit awards, comprised of a 31.9% performance vesting component based on our increase in net income in 2018 from 2017, and a service vesting component of 5% for awards granted in 2014 through 2016 and 10% for awards granted in 2017 and 2018. As permitted in the performance unit award agreements granted in 2014 and 2015, the Compensation Committee adjusted the calculation of the performance vesting component for 2018 to be based on our increase in net income instead of our increase in diluted net income per share. Additionally, the $56.5 million deferred income taxes benefit in 2017 related to the federal Tax Cuts and Jobs Act of 2017 was excluded from the calculation of the increase in net income from 2017 to 2018. The calculation of the increase in net income also included an adjustment of 2017 net income to reflect a federal income tax rate of 21% instead of 35%, to be consistent with the federal rate in 2018. All payments are made in shares of common stock. In February 2019, one half of the vested performance units were paid to the named executive officers, while the other half were credited to each named executive officer’s account within the Marten Transport, Ltd. Deferred Compensation Plan, which restricts the sale of vested shares to the later of each individual’s termination of employment or attainment of age 62.

(2)	The value realized on vesting has been determined based on the closing market price of our common stock which was $16.19 per share on December 31, 2018.

Nonqualified Deferred Compensation

The following table provides information regarding our Marten Transport, Ltd. Deferred Compensation Plan, our only defined contribution plan that provides for the deferral of compensation on a basis that is not tax-qualified, during the fiscal year ended December 31, 2018 for each of our named executive officers.

NON-QUALIFIED DEFERRED COMPENSATION
Name	Registrant Contributions in 2018 (1)(2)	Aggregate Loss in 2018 (3)	Aggregate Balance at December 31, 2018 (2)

Randolph L. Marten	$339,019	$(232,336)	$1,276,796

Timothy M. Kohl	250,929	(167,896)	928,610

Timothy P. Nash	174,544	(118,206)	651,661

James J. Hinnendael	148,478	(94,831)	531,246

John H. Turner	140,027	(93,917)	519,106

(1)

This amount reflects the vested performance unit awards that vested on December 31, 2018 and were credited to each named executive officer’s account within the Marten Transport, Ltd. Deferred Compensation Plan in February 2019, as further described above under “Option Exercise and Stock Vested – 2018.”

(2)	All amounts in these columns were included within the amount listed in our “Summary Compensation” table for the fiscal years 2018, 2017 and 2016 in the “Stock Awards” column.

(3)	This amount reflects the change in the fair market value of shares in each named executive officer’s account from December 31, 2017 to December 31, 2018, along with dividends earned.

In August 2010, our Board of Directors approved and adopted the Marten Transport, Ltd. Deferred Compensation Plan. The deferred compensation plan is an unfunded, nonqualified deferred compensation plan designed to allow board elected officers and other select members of our management designated by our Compensation Committee to save for retirement on a tax-deferred basis.

Under the terms of the plan, each participant is eligible to defer portions of their base pay, annual bonus, or receipt of common stock otherwise payable under a vested performance unit award. Each participant can elect a fixed distribution date for the participant’s deferral account other than certain required performance unit award deferrals credited to the discretionary account, which will be distributed after the later of the date of the participant’s termination of employment or the date the participant attains age 62. Upon termination of a participant’s employment with the Company, the plan requires a lump-sum distribution of the deferral account, excluding the required performance unit award deferrals, unless the participant had elected an installment distribution. Upon a participant’s death, the plan provides that a participant’s distributions accelerate and will be paid in a lump sum to the participant’s beneficiary. We may terminate the plan and accelerate distributions to participants, but only to the extent and at the times permitted under Section 409A of the Internal Revenue Code of 1986, as amended. We may terminate the plan and accelerate distributions upon a change in control, which is not a payment event under the plan. In conjunction with the approval of the plan, our Board of Directors also adopted an amendment to the Marten Transport, Ltd. 2005 Stock Incentive Plan to allow for deferral of receipt of income from a performance unit award under the plan.

One half of the performance unit award shares that vested as of December 31, 2018 were by the terms of the award required to be credited to each named executive officer’s account within the deferred compensation plan in February 2019.

Potential Payments upon Termination or Change in Control

All of our named executive officers are employed “at will” and, other than as described below, are not entitled to any severance or other payments under any agreement, contract, plan or arrangement upon their termination of employment without cause or otherwise. We have entered into agreements with our named executive officers that require us to provide compensation to them in the event of termination of their employment without cause in connection with or within a certain period of time after a “change in control” of our Company. Under these agreements, these executive officers are entitled to certain benefits if they are terminated either within 24 months of the effective date of a change in control or before the effective date of the change in control if the termination was either a condition to the change in control or was at the request or insistence of a person related to the change in control. These executives will not be considered “terminated” for purposes of these agreements if they die or are terminated for cause. They will, however, be considered “terminated” if they voluntarily leave Marten’s employ for “good reason.”

Upon a termination in connection with a change in control, the named executive officers will be entitled to receive a lump sum cash payment of 100% of their base salary except for Mr. Marten, who will receive 200% of his base salary, plus one times the executive’s highest bonus in the preceding three calendar years except for Mr. Marten, who will receive two times such amount. In addition, these executives will receive welfare benefits for a period of twelve months except for Mr. Marten, who will receive such benefits for twenty-four months.

Our 2015 Equity Incentive Plan and 2005 Stock Incentive Plan provide that in the event a change in control occurs, then, if approved by the Committee in its sole discretion either at the time of the grant of the incentive award or at any time after such grant, all options and stock appreciation rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms; all outstanding restricted stock awards will become immediately fully vested and non-forfeitable; and all outstanding performance unit awards and stock bonuses will vest or continue to vest in accordance with their agreement. Using discretionary authority under the plans, our Compensation Committee approved Non-Statutory Stock Option Agreements which provide that such options become immediately exercisable in full in the event of a change in control with respect to options that have been outstanding for at least six months. Our Performance Unit Award Agreements become immediately vested in full upon a change in control if the grantee’s employment with us is terminated other than for death, cause, or the grantee terminating their employment for good reason, on or before the last day of the 24th month after the change in control. In addition, the Committee in its sole discretion may determine that some or all participants holding outstanding options will receive cash in an amount equal to the excess of the fair market value of such shares immediately prior to the effective date of such change in control over the exercise price per share of the options (or, in the event that there is no excess, that such options will be terminated), and that some or all participants holding performance unit awards will receive, with respect to some or all of the shares subject to the performance unit awards, cash in an amount equal to the fair market value of such shares immediately prior to the effective date of such change in control. Using discretionary authority under the plans, our Compensation Committee approved a form of Non-Statutory Stock Option Agreement and a form of Performance Unit Award Agreement that allows such cash payments for all outstanding option and unit award shares for all participants.

For purposes of the 2015 Equity Incentive Plan and 2005 Stock Incentive Plan, a “Change in Control” generally occurs if:

●	all or substantially all of our assets are sold, leased, exchanged or transferred to any successor;

●	our stockholders approve any plan or proposal to liquidate or dissolve us;

●

we are a party to a merger or consolidation that results in our stockholders beneficially owning securities representing less than 50% of the combined voting power ordinarily having the right to vote at elections of directors of the surviving corporation (regardless of any approval by the continuity directors); or

●

any successor, other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or Randolph L. Marten or Christine K. Marten or their affiliates, becomes the beneficial owner of more than 50% of our outstanding securities ordinarily having the right to vote at elections of directors.

If a named executive officer’s employment or other service with the Company and all its subsidiaries terminates for any reason other than death, disability, or retirement, or a change in control occurs, all rights of the named executive officer under the Company’s 2015 Equity Incentive Plan and 2005 Stock Incentive Plan and its stock option agreements granted thereunder will immediately terminate without notice of any kind, and the stock option will no longer be exercisable. However, if such termination is due to any reason other than termination by the Company or its subsidiaries for cause, the option will remain exercisable to the extent exercisable as of such termination for a period of three months after such termination. Cause means (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any of its subsidiaries, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the named executive officer’s overall duties, or (iv) any material breach of any confidentiality or non-compete agreement entered into with the Company or any of its subsidiaries. In no event will an option be exercisable after the tenth anniversary of its grant date.

If a named executive officer’s employment or other service with the Company and all its subsidiaries terminates for any reason, other than in the event a change in control occurs, all award units granted under performance unit award agreements that have not vested on or by such date will be terminated and forfeited.

Potential Payments to Named Executive Officers. The following table describes the payments that each of our named executive officers would have received if a change in control of the Company occurred on December 31, 2018 in connection with a termination of their employment on December 31, 2018:

Name	Executive Benefits and Payments	Payment

Randolph L. Marten	Lump Sum Payment Based on Two Times Base Salary	$1,372,400
	Two Times Highest Bonus in Three Preceding Years	1,358,184
	Acceleration of Vesting of Unvested Stock Options (1)	72,488
	Acceleration of Vesting of Unvested Performance Unit Awards (2)	663,485
	Welfare Benefits (3)	9,114
	Total	$3,475,671

Timothy M. Kohl	Lump Sum Payment Based on Base Salary	$507,700
	Highest Bonus in Three Preceding Years	502,450
	Acceleration of Vesting of Unvested Stock Options (1)	53,560
	Acceleration of Vesting of Unvested Performance Unit Awards (2)	493,164
	Welfare Benefits (3)	8,346
	Total	$1,565,220

Timothy P. Nash	Lump Sum Payment Based on Base Salary	$352,700
	Highest Bonus in Three Preceding Years	349,038
	Acceleration of Vesting of Unvested Stock Options (1)	37,139
	Acceleration of Vesting of Unvested Performance Unit Awards (2)	341,632
	Welfare Benefits (3)	8,416
	Total	$1,088,925

James J. Hinnendael	Lump Sum Payment Based on Base Salary	$307,800
	Highest Bonus in Three Preceding Years	301,662
	Acceleration of Vesting of Unvested Stock Options (1)	30,176
	Acceleration of Vesting of Unvested Performance Unit Awards (2)	296,981
	Welfare Benefits (3)	390
	Total	$937,009

John H. Turner	Lump Sum Payment Based on Base Salary	$283,300
	Highest Bonus in Three Preceding Years	280,365
	Acceleration of Vesting of Unvested Stock Options (1)	29,817
	Acceleration of Vesting of Unvested Performance Unit Awards (2)	276,689
	Welfare Benefits (3)	15,264
	Total	$885,435

(1)

Each of the presented named executive officer’s outstanding option awards would have automatically accelerated and become immediately exercisable in full upon a change in control if they were held for six or more months, and these options were held for such a period as of December 31, 2018. The value of the automatic acceleration of the vesting of unvested stock options held by a named executive officer is based on the difference between: (i) the market price of the shares of our common stock underlying the unvested stock options held by such officer as of December 31, 2018, which is based on the closing market price of our common stock on December 31, 2018, which was $16.19 per share, and (ii) the exercise price of the options, as adjusted for any stock splits. The value of the automatic acceleration and vesting of the unvested stock options relates to the option shares granted on May 12, 2015 to each named executive officer.

(2)

Each of the presented named executive officer’s outstanding performance unit awards would have automatically accelerated and become immediately vested in full upon a change in control if we terminate the grantee’s employment within 24 months of the change in control. The value of the automatic acceleration of the vesting of unvested performance unit awards held by a named executive officer is based on the market price of the shares of our common stock underlying the unvested performance unit awards held by such officer as of December 31, 2018, which is based on the closing market price of our common stock on December 31, 2018, which was $16.19 per share. The value of the automatic acceleration and vesting of the unvested performance unit awards relates to awards granted on May 26, 2015, May 10, 2016, May 9, 2017 and May 8, 2018 to each named officer.

(3)	The value of the welfare benefits is based on the named executive officer’s estimated cost for medical insurance along with the named executive officer’s cost for life insurance premiums.

Compensation Committee Interlocks and Insider Participation

During 2018, the Compensation Committee was comprised of Thomas J. Winkel, Jerry M. Bauer, Larry B. Hagness and G. Larry Owens, with Mr. Winkel serving as Chairman. None of the members of the Compensation Committee has ever been an officer or employee of the Company. During 2018, no executive officer of ours served as a member of the board of directors or compensation committee of any entity that had an executive officer serving as a member of our Board of Directors or Compensation Committee. See “Related Party Transactions” for a description of transactions between us and Bauer Built, Inc., of which Mr. Bauer is the chairman of the board and chief executive officer and the principal stockholder.

related party TRANSACTIONS

We purchase fuel and tires and obtain related services from Bauer Built, Inc., or BBI. Jerry M. Bauer, one of our directors, is the chairman of the board, chief executive officer and the principal stockholder of BBI. We paid BBI $341,000 in 2018, $328,000 in 2017 and $361,000 in 2016 for fuel, tires and related services. In addition, we paid $2.5 million in both 2018 and 2017 and $2.0 million in 2016 to tire manufacturers for tires that were provided by BBI. BBI received commissions from the tire manufacturers related to these purchases. Other than any benefit received from his ownership interest, Mr. Bauer receives no compensation or other benefits from our business with BBI.

We believe that the transactions with the related party noted above are on reasonable terms which, based upon market rates, are comparable to terms available from unaffiliated third parties.

Our Board of Directors has delegated to our Audit Committee, pursuant to the terms of a written policy, the authority to review, approve and ratify related party transactions. If it is not feasible for our Audit Committee to take an action with respect to a proposed related party transaction, the Executive Vice President and Chief Financial Officer may present the transaction arising in the time period between meetings of the Audit Committee to the Chair of the Committee, who shall review and may approve the transaction, subject to ratification by the Committee at the next meeting of the Committee. In addition, any related person transaction previously approved by the Committee or otherwise already existing that is ongoing in nature shall be reviewed by the Committee annually to ensure that such related person transaction has been conducted in accordance with the previous approval granted by the Committee, if any, and that all required disclosures regarding the related person transaction are made.

Any related person transaction proposed to be entered into by the Company must be reported to the Company’s Executive Vice President and Chief Financial Officer and shall be reviewed and approved by the Audit Committee of the Board of Directors pursuant to this policy, prior to effectiveness or consummation of the transaction, whenever practicable. If the Executive Vice President and Chief Financial Officer determines that advance approval of a related person transaction is not practicable under the circumstances, the Audit Committee shall review and, in its discretion, may ratify the related person transaction at the next meeting of the Audit Committee, or at the next meeting following the date that the related person transaction comes to the attention of the Executive Vice President and Chief Financial Officer; provided, however, that the Executive Vice President and Chief Financial Officer may present a related person transaction arising in the time period between meetings of the Audit Committee to the Chair of the Committee, who shall review and may approve the related person transaction, subject to ratification by the Audit Committee at the next Audit Committee meeting.

Our policy defines a “related person transaction” as a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we (including any of our subsidiaries) were, are or will be a participant, the amount involved exceeds $25,000 and in which any related party had, has or will have a direct or indirect interest. The Board has determined that certain interests do not create a material direct or indirect interest on behalf of the related person, and are, therefore, not “related person transactions” for purposes of the policy, including interests arising only from (a) the related person’s position as a director of another corporation or organization that is a party to the transaction, and /or (b) from the direct or indirect ownership by the related person and all other related persons in the aggregate of less than a 10% equity interest (other than a general partnership interest) in another entity which is a party to the transaction.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the Committee in accordance with the standards set forth in the policy after full disclosure of the related person’s interests in the transaction. As appropriate for the circumstances, the Committee shall review and consider:

●	the related person’s relationship to the Company and interest in the related person transaction (as an approximate dollar value, without regard to profit or loss);

●	the approximate total dollar value involved in the related person transaction;

●	whether the transaction was undertaken in the ordinary course of business of the Company;

●	whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;

●	whether the related person transaction would impair the independence of an outside director;

●	whether the transaction with the related person would require a waiver of the Company’s Code of Ethics;

●	the terms on which the related person offers the products or services involved in the related person transaction to unrelated parties;

●	the purpose of, and the potential benefits to the Company of, the transaction; and

●

any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The Audit Committee will review all relevant information available to it about the related person transaction. The Committee may approve or ratify the related person transaction only if the Committee determines that, under all of the circumstances, the transaction is in the best interests of the Company and its stockholders. The Committee may, in its sole discretion, impose such conditions as it deems appropriate on the Company or the related person in connection with approval of the related person transactions.

APPROVAL OF AMENDMENT OF 2015 EQUITY INCENTIVE PLAN

Proposal 2

The Marten Transport, Ltd. 2015 Equity Incentive Plan was adopted by the Board and our stockholders in 2015 and has since been a principal component of our compensation program. The 2015 plan provides for the grant of incentive and non-statutory stock options, stock appreciation rights, or SARs, restricted stock, restricted stock units, or RSUs, performance awards, stock bonuses and other stock-based awards. The Board of Directors and Compensation Committee believe the 2015 plan provides a means to attract and retain qualified individuals to perform services for our Company, by providing incentive compensation for such individuals that is linked to the growth and profitability of our Company and increases in stockholder value, and aligning the interests of such individuals with the interests of our stockholders through opportunities for equity participation in our Company. On February 26, 2019, the Board approved, upon recommendation of the Compensation Committee, an amendment to the 2015 plan, subject to approval by our stockholders at the annual meeting and directed that such amendment be submitted to our stockholders for approval.

The amendment to the 2015 plan will increase the number of shares of common stock authorized for issuance under the 2015 Plan by 1,300,000 shares from 1,333,333 shares to 2,633,333 shares and increase the limit on “full value” awards from 541,666 shares to 1,100,000 shares. We decided to amend the 2015 plan as opposed to approve a new equity and incentive plan since the amendment is straightforward and amending the 2015 plan is a more customary approach than adopting a new plan when such an amendment is involved. The original number of authorized shares under the 2015 plan has been adjusted to reflect the stock split that occurred in July 2017.

The approval of the amendment to the 2015 plan by our stockholders is important because the number of shares authorized for issuance under the 2015 plan is currently not expected to be sufficient to meet our needs over the next five to six years. As of December 31, 2018, 335,311 shares of our common stock remained available for issuance under the 2015 plan, including up to 160,800 shares which may be used for full value awards (assuming maximum payouts under all outstanding performance share awards and performance-based restricted stock unit awards). We believe that the proposed increase in the number of shares of common stock available for issuance under the 2015 Plan of 1,300,000 shares is modest and is consistent with our historical equity award granting practices, which have resulted in a three-year average share usage rate (commonly referred to as “burn rate”) of only 0.4%. Although our future burn rate will depend on a number of factors, such as, among others, the number of participants in the 2015 plan, the price per share of our common stock, any changes to our compensation strategy, changes in business practices or industry standards, the compensation practices of our competitors or changes in compensation practices in the market generally and the methodology used to establish the equity award mix, we currently expect that the request for 1,300,000 additional shares of common stock reserved for issuance under the 2015 Plan will enable us to continue to utilize stock-based awards as a significant component of our compensation program and help meet our objective to attract, retain and incentivize talented personnel for the next five to six years. Our request in seeking the increase in the number of shares authorized for issuance under the 2015 plan at this time is to provide us a sufficient number of shares available under the 2015 plan to last through 2025.

In the following discussion, we refer to both incentive stock options and non-statutory stock options as “options,” and to options, stock appreciation rights, restricted stock awards, restricted stock units, performance awards, stock bonuses and other stock-based awards as “incentive awards.”

Reasons Why You Should Vote in Favor of the Approval of Amendment of the 2015 Plan

The Board of Directors recommends a vote for the approval of the amendment to the 2015 plan because the Board of Directors believes the plan is in the best interests of our Company and stockholders for the following reasons:

●

Aligns director, executive officer, employee and stockholder interests. We currently provide long-term incentives in the form of performance unit awards and stock option grants to our employees, including our executive officers, and non-employee directors. We believe that our equity-based compensation programs help align the interests of our directors, executive officers and other employees with our stockholders. We believe that our long-term equity-based incentives help promote long-term retention of our employees and encourage significant ownership of our common stock. If the amendment to the 2015 plan is approved, we will be able to maintain our means of aligning the interests of our directors, executive officers and other employees with the interests of our stockholders through equity participation in our Company.

●

Attracts and retains talent. Talented, motivated and effective directors, executives and employees are essential to executing our business strategies. We believe equity-based compensation is an important component of total compensation at our Company because such compensation enables us to effectively recruit executives and other employees while encouraging them to act and think like owners of our Company. Equity-based compensation is especially important for smaller public companies, such as us, when our equity-based compensation arrangements can assist us in competing for talent against other companies that may offer better and more lucrative compensation packages. If the amendment to the 2015 plan is approved, we believe we will maintain our ability to offer competitive compensation packages to both retain our best performers and attract new talent.

●

Supports our pay-for-performance philosophy. We believe that equity-based compensation, by its very nature, is performance-based compensation. To align the interests of our executive officers with the interests of our stockholders, we intend that a material part of the total compensation to be paid to our executive officers will be performance-based. We intend to use incentive compensation to help reinforce desired financial and other business results to our executives and to motivate them to make decisions to produce those results. Therefore, approval of the amendment to the 2015 plan is important to support our pay-for-performance philosophy.

●

Avoids disruption in our compensation programs. The approval of the amendment to the 2015 plan by our stockholders is important because it will allow us to continue to make incentive awards. If our stockholders do not approve the amendment to the 2015 plan, we will be unable to issue any incentive awards upon the use of the remaining authorized shares.

●

Protects stockholder interests and embraces sound equity-based compensation practices. As described in more detail below under the heading “—Summary of Sound Governance Features of the 2015 Plan,” the 2015 plan will continue to include a number of features that are consistent with the interests of our stockholders and sound corporate governance practices.

Summary of Sound Governance Features of the 2015 Plan

The Board of Directors and Compensation Committee believe that the 2015 plan contains several features that are consistent with the interests of our stockholders and sound corporate governance practices, including the following:

●

No “evergreen” provision. The number of shares of our common stock available for issuance under the 2015 plan is fixed and will not adjust based upon the number of outstanding shares of our common stock.

●

Will not be excessively dilutive to our stockholders. Subject to adjustment, the maximum number of shares of our common stock available for issuance under the 2015 plan following the amendment will be 2,633,333 shares. As of December 31, 2018, we had outstanding options to purchase an aggregate of 939,193 shares of our common stock with a weighted average exercise price of $13.78 per share and a weighted average remaining term of 3.8 years. As of December 31, 2018, we also had 349,814 shares reserved for issuance under outstanding performance unit awards, with the number of shares to be issued dependent upon our achievement of the vesting requirements of the awards through 2022. It is anticipated that no new options or other incentive awards will be granted between December 31, 2018 and our annual stockholder meeting on May 7, 2019, other than to any employees promoted in the ordinary course of business during such time.

●

Limit on number of “full value” awards. No more than 1,100,000 of the shares of common stock available for issuance under the 2015 plan following the amendment may be issued pursuant to “full value” awards, which are awards other than stock options or stock appreciation rights that are settled by the issuance of shares of our common stock. This number has been adjusted to reflect the stock split that occurred in July 2017.

●

Limit on non-employee director awards. The maximum aggregate number of shares subject to non-employee director awards to any one non-employee director in any one fiscal year may not exceed 20,000 shares; provided that such limit will not apply to any election by a non-employee director to receive shares in lieu of cash retainers and meeting fees.

●

No liberal share counting or “recycling” of shares from exercised stock options or stock appreciation rights. Shares withheld to satisfy tax withholding obligations on awards or to pay the exercise price of awards and any shares not issued or delivered as a result of a “net exercise” of a stock option will not become available for issuance as future award grants under the 2015 plan.

●

No repricing of stock options or stock appreciation rights. The 2015 plan prohibits the repricing of outstanding “underwater” stock options or stock appreciation rights without stockholder approval, except for any adjustments required in connection with certain corporate transactions. Repricing is broadly defined to include amendments or modifications to the terms of an outstanding stock option or stock appreciation right to lower the exercise or grant price or cancelling an outstanding stock option or stock appreciation right in exchange for cash, other awards or other stock options or stock appreciation rights having a lower exercise price.

●

No discounted stock options or stock appreciation rights. The 2015 plan prohibits granting stock options and stock appreciation rights with exercise prices lower than the fair market value of a share of our common stock on the grant date, except in connection with the assumption of awards in certain mergers, consolidations, acquisitions of property or stock, reorganizations or other similar transactions.

●	No reload stock options or stock appreciation rights. Reload stock options and stock appreciation rights are not authorized under the 2015 plan.

●

Stock options, stock appreciation rights and unvested performance awards are not entitled to dividend equivalent rights. Stock option, stock appreciation right and unvested performance award holders have no rights as stockholders with respect to the shares underlying their awards until their stock options, stock appreciation rights or unvested performance awards are exercised or vested and shares are issued. As a result, stock options and stock appreciation rights and unvested performance awards, the vesting of which is based on the achievement of performance goals, under the 2015 plan have no dividend equivalent rights associated with them.

●	Material amendments require stockholder approval. The 2015 plan requires stockholder approval of material revisions to the plan.

●

Administration by independent committee. The 2015 plan will be administered by the Compensation Committee. All members of the Committee administering the plan will be “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, “independent directors” under the listing rules of the NASDAQ Stock Market (or other applicable exchange or market on which our common stock may be traded or quoted) and any applicable rules and regulations of the SEC.

●

Awards subject to forfeiture/clawback. The 2015 plan contains forfeiture or “clawback” provisions, which provide that if a participant is determined to have taken action that would constitute “cause” as such term is defined in the 2015 plan, during or after the termination of the participant’s employment or other service, all rights of the participant under the plan and any agreements evidencing an award then held by the participant will terminate and be forfeited and if a participant materially breaches the terms of any employment, service, consulting, confidentiality, assignment of inventions, non-compete or non-solicitation agreement entered into with us, whether such breach occurs before or after termination of such participant’s employment or other service with us, we may require the participant to surrender and return to us any shares of common stock received, and to disgorge any profits, made or realized by the participant in connection with any awards or any shares issued upon the exercise or vesting of any awards granted under the plan. These clawback provisions are in addition to the clawback provisions that apply by law under the Sarbanes-Oxley Act of 2002 and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.

Background for Shares Authorized for Issuance under the Amendment to the 2015 Plan

If the amendment to the 2015 plan is approved, the maximum aggregate number of shares of our common stock authorized for issuance pursuant to awards under the 2015 plan, subject to adjustment, will be 2,633,333 shares. The number of shares available for issuance under the 2015 plan is subject to increase to the extent that we issue shares or incentive awards under the 2015 plan in connection with certain merger and acquisition transactions, or assume any plan in a merger or acquisition transaction. However, any available shares in an assumed plan may only be utilized to the extent permitted under the Listing Rules of the NASDAQ Global Select Market (or other applicable exchange or market on which our common stock may be traded or quoted). The prior stock-based compensation plans are the Marten Transport, Ltd. 2005 Stock Incentive Plan, which terminated on May 3, 2015. Of the 2,633,333 shares, 1,100,000 shares may be used for “full value” awards.

In setting the number of shares of common stock authorized for issuance under the amendment to the 2015 plan, we considered a number of factors, which are discussed further below, including:

●	Shares available and total outstanding equity awards under the 2015 plan and the 2005 plan and how long the shares available are expected to last;

●	Historical equity award granting practices, including the Company’s three-year average burn rate; and

●	Expected value transfer and dilution.

               Shares available and total outstanding equity awards under prior plans and arrangements and how long the shares available are expected to last. Under our 2005 plan as of December 31, 2018, we had outstanding options to purchase an aggregate of 370,320 shares of our common stock and no shares reserved for issuance under outstanding performance unit awards. The 2005 plan terminated on May 3, 2015, after which no additional awards were issued under that plan. Under our 2015 plan as of December 31, 2018, we had outstanding options to purchase an aggregate of 568,873 shares of our common stock. Under our 2015 plan as of December 31, 2018, we also had 349,814 shares reserved for issuance under outstanding performance unit awards, with the number of shares to be issued dependent upon our achievement of the vesting requirements of the awards through 2022. As of December 31, 2018, the weighted average exercise price of all outstanding options was $13.78 per share with a weighted average remaining term of 3.8 years. If the amendment to the 2015 plan is approved by our stockholders, we intend to grant all future stock options and other equity awards under the 2015 plan.

               Anticipated equity award granting practices, including our anticipated annual burn rate. Although our future burn rate will depend upon and be influenced by a number of factors, such as the number of plan participants, the price per share of our common stock and our equity award mix, we currently anticipate that the amendment to the 2015 plan will cover equity awards through 2025 or for approximately five to six years.

               Expected value transfer and dilution. The Board of Directors and Compensation Committee also considered the expected stockholder value transfer and potential dilution that would result by adopting the amendment to the 2015 plan, including the policies of certain institutional investors and major proxy advisory firms. Potential dilution is calculated as shown below:

Potential dilution	=	Total award shares divided by total number of outstanding shares + total award shares

               Total award shares include shares underlying equity awards that may be made under the 2015 plan plus shares to be issued on exercise or settlement of outstanding equity awards.

               As of December 31, 2018, our potential dilution was 2.9 percent. If the amendment to the 2015 plan is approved, our potential dilution will be 5.1 percent.

In setting the number of proposed shares of our common stock available for issuance under the amendment to the 2015 plan, the Board of Directors and Compensation Committee did give consideration to our historical equity award granting practices, including our three-year burn rate.

Summary of the 2015 Plan

A summary description of the material features of the 2015 plan, as amended, is outlined below. The summary is qualified in its entirety by reference to the full text of the 2015 plan, as amended. A copy of the 2015 plan, as amended, is available on our website at www.marten.com and at the SEC’s website at www.sec.gov, where it is an appendix to the electronic version of this proxy statement. We will provide stockholders with a copy of the 2015 plan as amended, without charge by contacting James Hinnendael at (800) 395-3000 or James.Hinnendael@marten.com. You can also receive a copy by sending a request by regular mail to Marten Transport, Ltd., 129 Marten Street, Mondovi, WI 54755. All references to the 2015 plan in this summary include the proposed amendment.

Eligibility. All employees (including officers and directors who also are employees), non-employee directors, consultants, advisors and independent contractors of Marten Transport, Ltd. or any subsidiary, will be eligible to receive incentive awards under the 2015 plan. As of December 31, 2018, approximately 3,595 employees and non-employee directors would have been eligible to receive awards under the 2015 plan. We have not granted any incentive awards under the 2015 plan.

Shares Available for Issuance. The maximum number of shares of our common stock available for issuance under the 2015 plan will be 2,633,333 if the amendment is approved. The number of shares available for issuance under the 2015 plan is subject to increase to the extent that we issue shares or incentive awards under the 2015 plan in connection with certain merger and acquisition transactions, or assume any plan in a merger or acquisition transaction. However, any available shares in an assumed plan may only be utilized to the extent permitted under the Listing Rules of the NASDAQ Global Select Market (or other applicable exchange or market on which our common stock may be traded or quoted).

Share Counting. Shares of our common stock that are issued under the plan or that potentially are issuable pursuant to outstanding incentive awards reduce the number of shares remaining available. All shares so subtracted from the amount available under the plan with respect to an incentive award that lapses, expires, is forfeited or for any reason is terminated, unexercised or unvested and any shares of our common stock that are subject to an incentive award that is settled or paid in cash or any other form other than shares of our common stock will automatically again become available for issuance under the plan. However, any shares not issued due to the exercise of an option by a “net exercise” or the tender or attestation as to ownership of previously acquired shares (as described below), as well as shares covered by a stock appreciation right, to the extent exercised, and shares withheld by us to satisfy any tax withholding obligations will not again become available for issuance under the plan.

Grant Limits. Under the terms of the 2015 plan no more than 416,666 shares of our common stock may be issued pursuant to the exercise of incentive options and no more than 1,100,000 shares of our common stock may be issued or issuable in connection with “full value” awards.

Annual Award Limits. The annual limits listed below apply to grants that were previously intended to qualify as awards of performance-based compensation under Section 162(m) of the Code. These limits are per “participant,” per “calendar year.”

●	166,666 shares subject to stock options and SARs;
●	166,666 shares subject to restricted stock awards and restricted stock units;
●	$2,500,000 or 166,666 shares of common stock in performance awards;
●	$2,500,000 in annual performance cash awards;
●	166,666 shares of common stock in stock bonuses;
●	166,666 shares of common stock under other stock-based awards.

These numbers have been adjusted to reflect the stock split that occurred in July 2017.

Each of the share limitations in the plan may be adjusted to reflect changes in our corporate structure or shares, as described below. In addition, the limits on the number of shares that may be issued as incentive options will not apply to certain incentive awards granted upon our assumption or substitution of like awards in any merger or acquisition.

Adjustments. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in our corporate structure or shares, we must adjust:

●	the number and kind of securities available for issuance under the plan; and

●	in order to prevent dilution or enlargement of the rights of participants, the number, kind and, where applicable, the exercise price of securities subject to outstanding incentive awards.

Administration. The plan will continue to be administered by the Board of Directors or by a committee of the Board. Any such committee will consist of at least two members of the Board, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, who are “independent directors” within the meaning of the listing rules of the NASDAQ Global Select Market (or other applicable exchange or market on which our common stock may be traded or quoted). We expect the Compensation Committee of the Board of Directors to administer the 2015 plan. The Board of Directors or the committee administering the plan is referred to as the “Committee.” The Committee may delegate its duties, power and authority under the plan to any of our officers to the extent consistent with applicable corporate law, except with respect to participants subject to Section 16 of the Securities Exchange Act of 1934.

The Committee has the authority to determine all provisions of incentive awards consistent with terms of the plan, including, the eligible recipients who will be granted one or more incentive awards under the plan, the nature and extent of the incentive awards to be made to each participant, the time or times when incentive awards will be granted, the duration of each incentive award, and the restrictions and other conditions to which the payment or vesting of incentive awards may be subject. The Committee has the authority to pay the economic value of any incentive award in the form of cash, our common stock or any combination of both, and may amend or modify the terms of outstanding incentive awards (except for any prohibited “re-pricing” of options, discussed below) so long as the amended or modified terms are permitted under the plan and any adversely affected participant has consented to the amendment or modification.

The Committee, in its sole discretion, may amend the terms of the plan or incentive awards with respect to participants resident outside of the United States or employed by a non-U.S. subsidiary in order to comply with local legal requirements, to otherwise protect our or our subsidiary’s interests, or to meet objectives of the plan, and may, where appropriate, establish one or more sub-plans for the purposes of qualifying for preferred tax treatment under foreign tax laws. This authority does not, however, permit the Committee to take any action:

●	to reserve shares or grant incentive awards in excess of the limitations provided in the plan;

●	to effect any re-pricing of options, as discussed below;

●	to grant options or stock appreciation rights having an exercise price less than 100 percent of the “fair market value” (as defined below) of one share of our common stock on the date of grant; or

●

for which stockholder approval would then be required pursuant to Section 422 of the Code or the Listing Rules of the NASDAQ Stock Market (or other applicable exchange or market on which our common stock may be traded or quoted).

Except in connection with certain specified changes in our corporate structure or shares, the Committee may not, without prior approval of our stockholders, seek to effect any re-pricing of any previously granted, “underwater” option or stock appreciation right by:

●	amending or modifying the terms of the underwater option or stock appreciation right to lower the exercise price;

●	canceling the underwater option or stock appreciation right in exchange for cash, replacement options or stock appreciation rights having a lower exercise price or other incentive awards; or

●	repurchasing the underwater options and stock appreciation rights and granting new incentive awards under the plan.

For purposes of the plan, an option or stock appreciation right is deemed to be “underwater” at any time when the fair market value of our common stock is less than the exercise price.

Options. The exercise price to be paid by a participant at the time an option is exercised may not be less than 100 percent of the fair market value of one share of our common stock on the date of grant (or 110 percent of the fair market value of one share of our common stock on the date of grant of an incentive option if the participant owns, directly or indirectly, more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary). However, in the event options are granted as a result of our assumption or substitution of options in a merger or acquisition, the exercise price will be the price determined by the Committee pursuant to the conversion terms applicable to the transaction. The term “fair market value” under the plan means as of any date the closing sale price of our common stock as of such date at the end of the regular trading session, as reported by any national securities exchange on which our common stock is then listed (or, if no shares were traded on such date, as of the next preceding date on which there was such a trade), or if our common stock is not so listed, admitted to unlisted trading privileges, or reported on any national securities exchange, the closing sale price as of such date at the end of the regular trading session, as reported by the NASDAQ Stock Market (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote). Our common stock is currently listed for quotation on the NASDAQ Global Select Market, under the symbol “MRTN”. On December 31, 2018, the last reported price per share of our common stock was $16.19 per share.

The total purchase price of the shares to be purchased upon exercise of an option will be paid (1) in cash, (2) by using a broker-assisted cashless exercise procedure pursuant to which the optionee, upon exercise of an option, irrevocably instructs a broker or dealer to sell a sufficient number of shares of our common stock or loan a sufficient amount of money to pay all or a portion of the exercise price of the option and/or any related withholding tax obligations and remit such sums to us and directs us to deliver stock certificates to be issued upon such exercise directly to such broker or dealer; or (3) by using a cashless exercise procedure pursuant to which the optionee surrenders to us shares of our common stock either underlying the option or that are otherwise held by the optionee. In the case of a “net exercise” of an option, we will not require a payment of the exercise price of the option from the participant but will reduce the number of shares of our common stock issued upon the exercise by the largest number of whole shares having a fair market value that does not exceed the aggregate exercise price for the shares exercised. Any shares of our common stock tendered or covered by an attestation will be valued at their fair market value on the exercise date.

Options may be exercised in whole or in installments, as determined by the Committee, and the Committee may impose conditions or restrictions to the exercisability of an option, including that the participant remain continuously employed by us for a certain period or that the participant or us (or any subsidiary, division or other subunit of our Company) satisfy certain specified performance objectives. An option may not become exercisable, nor remain exercisable after 10 years from its date of grant (five years from its date of grant in the case of an incentive option if the participant owns, directly or indirectly, more than 10 percent of the total combined voting power of all classes of stock of our Company or any parent or subsidiary).

Stock Appreciation Rights. A stock appreciation right is the right to receive a payment from us, in the form of shares of our common stock, cash or a combination of both, equal to the difference between the fair market value of one or more shares of our common stock and a specified exercise price of such shares. Stock appreciation rights will be subject to such terms and conditions, if any, consistent with the other provisions of the plan, as may be determined by the Committee. The Committee will have the sole discretion to determine the form in which payment of the economic value of stock appreciation rights will be made to a participant (i.e., cash, our common stock or any combination thereof) or to consent to or disapprove the election by a participant of the form of such payment.

The exercise price of a stock appreciation right will be determined by the Committee, in its discretion, at the date of grant but may not be less than 100 percent of the fair market value of one share of our common stock on the date of grant, except as provided below in connection with certain “tandem” grants (as further defined below). However, in the event that stock appreciation rights are granted as a result of our assumption or substitution of stock appreciation rights in a merger or acquisition, the exercise price will be the price determined by the Committee pursuant to the conversion terms applicable to the transaction. A stock appreciation right will become exercisable at such time and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no stock appreciation right may be exercisable after 10 years from its date of grant.

Restricted Stock Awards and Restricted Stock Units. A restricted stock award or a restricted stock unit award is an award of our common stock that vests at such times and in such installments as may be determined by the Committee and, until it vests, is subject to restrictions on transferability and/or the possibility of forfeiture. The Committee may impose such restrictions or conditions to the vesting of restricted stock awards and restricted stock units as it deems appropriate, including that the participant remain continuously employed by us for a certain period or that the participant or us (or any subsidiary, division or other subunit of our Company) satisfy specified performance objectives. To enforce the restrictions, the Committee may place a legend on the stock certificates referring to such restrictions and may take other steps to enforce the restrictions.

Unless the Committee determines otherwise, any dividends (other than regular quarterly cash dividends) or distributions paid with respect to shares of our common stock subject to the unvested portion of a restricted stock award will be subject to the same restrictions as the shares to which such dividends or distributions relate. Additionally, unless the plan provides otherwise, a participant will have all voting, liquidation and other rights with respect to shares of our common stock issued to the participant as a restricted stock award upon the participant becoming the holder of record of such shares as if the participant were a holder of record of shares of our unrestricted common stock.

Performance Awards or Units. A participant may be granted one or more performance awards or units under the plan, and such performance awards or units will be subject to such terms and conditions, if any, consistent with the other provisions of the plan, as may be determined by the Committee in its sole discretion, including, but not limited to, the achievement of one or more specified performance objectives.

Stock Bonuses. A participant may be granted one or more stock bonuses under the plan, and such stock bonuses will be subject to such terms and conditions, if any, consistent with the other provisions of the plan, as may be determined by the Committee in its sole discretion, including, but not limited to, the achievement of one or more specified performance objectives.

Other Stock-Based Awards. Subject to such terms and conditions, consistent with the other provisions of the plan, the Committee may grant other stock-based awards not otherwise described by the terms of the plan (including the grant or offer for sale of unrestricted shares of common stock) in such amounts and subject to such terms and conditions as the Committee will determine. Such incentive awards may involve the transfer of actual shares of common stock to participants or payment in cash or otherwise of amounts based on the value of shares of common stock, and may include incentive awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

Qualification of Incentive Awards as “Performance Based Compensation” Under Section 162(m). Historically Section 162(m) of the Internal Revenue Code required that we meet specific criteria, including stockholder approval of certain stock and incentive plans, in order to deduct, for federal income tax purposes, compensation over $1 million per individual paid to our named executive officers that qualified as “performance-based compensation.” The federal Tax Cuts and Jobs Act of 2017 removed the “performance-based compensation” exception from Section 162(m). Accordingly, awards made after November 2, 2017, generally are not eligible for the “performance-based compensation” exception and will not be deductible to the extent that they cause the compensation of the affected executive officers to exceed $1 million in any year. Awards that were made and subject to binding written contracts in effect on November 2, 2017, are “grandfathered” under prior law and can still qualify as deductible “performance-based compensation,” even if paid in future years.

The Committee may continue to provide in any such incentive award that includes performance goals that any evaluation of performance may include or exclude any of the following events that occur during a performance period: items related to a change in accounting principles; items relating to financing activities; expenses for restructuring or productivity initiatives; other non-operating items; items related to acquisitions; items attributable to the business operations of any entity acquired by the Company during the performance period; items related to the disposal of a property, business, or segment of a business; items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the performance period; any other items of significant income or expense which are determined to be appropriate adjustments; items relating to unusual or extraordinary corporate transactions, events or developments; items related to amortization of acquired intangible assets; items that are outside the scope of the Company’s core, on-going business activities; items related to acquired in-process research and development; items relating to changes in tax laws; items relating to major licensing or partnership arrangements; items relating to asset impairment charges; items relating to gains or losses for litigation, arbitration and contractual settlements; foreign exchange gains and losses; or items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

The Committee may amend or modify the vesting criteria (including any performance goals, performance measures or performance periods) of any outstanding awards based in whole or in part on the financial performance of the Company (or any subsidiary or division, business unit or other sub-unit thereof) in recognition of unusual or nonrecurring events affecting the combined Company or its financial statements or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the 2015 plan.

Change in Control. In the event a “change in control” of our Company occurs, then, unless otherwise provided at the time of the grant of the incentive award: (a) all options and stock appreciation rights will become immediately exercisable in full and will remain exercisable in accordance with their terms; (b) all outstanding restricted stock awards will become immediately fully vested and non-forfeitable; (c) all restrictions and vesting requirements applicable to any incentive award based solely on the continued service of the participant will terminate; and (d) all incentive awards the vesting or payment of which are based on specified performance objectives will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such incentive award; provided, however, that no incentive award that provides for a deferral of compensation within the meaning of Section 409A of the Code will be cashed out upon the occurrence of a change in control unless the event or circumstances constituting the change in control also constitute a “change in the ownership” of the Company, a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, in each case as determined under Section 409A of the Code. The treatment of any other incentive awards in the event of a change in control will be as determined by the Committee in connection with the grant thereof, as reflected in the applicable incentive award agreement.

Alternative Treatment of Incentive Awards in Connection with a Change in Control. In connection with a change in control, the Committee in its sole discretion, either in an incentive award agreement at the time of grant of an incentive award or at any time after the grant of such an incentive award, may determine that any or all outstanding incentive awards granted under the plan, whether or not exercisable or vested, as the case may be, will be canceled and terminated and that in connection with such cancellation and termination the holder of such incentive award will receive for each share of common stock subject to such incentive award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities with a fair market value (as determined by the Committee in good faith) equivalent to such cash payment) equal to the difference, if any, between the consideration received by stockholders of the Company in respect of a share of common stock in connection with such change in control and the purchase price per share, if any, under the incentive award, multiplied by the number of shares of common stock subject to such incentive award (or in which such incentive award is denominated); provided that if such product is zero ($0) or less or to the extent that the incentive award is not then exercisable, the incentive award may be canceled and terminated without payment therefor; provided, however, that no incentive award that provides for a deferral of compensation within the meaning of Section 409A of the Code will be cashed out upon the occurrence of a change in control unless payment was specified in the incentive award agreement at the time of grant and the event or circumstances constituting the change in control also constitute a “change in the ownership” of our Company, a “change in the effective control” of our Company or a “change in the ownership of a substantial portion of the assets” of our Company, in each case as determined under Section 409A of the Code.

For purposes of the plan, a “change in control” of our Company occurs upon:

●	the sale, lease, exchange or other transfer of substantially all of the assets of our Company (in one transaction or in a series of related transaction) to a person or entity that is not controlled, directly or indirectly, by our Company;

●	the approval by our stockholders of any plan or proposal for the liquidation or dissolution of us;

●

a merger or consolidation to which the Company is a party if the stockholders of the Company immediately prior to the effective date of such merger or consolidation have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing less than 50% of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors; or

●

any person, other than (i) the Company, (ii) any trustee or other fiduciary holding securities under any employee benefit plan of the Company, (iii) Randolph L. Marten or any of his affiliates, or (iv) Christine K. Marten or any of her affiliates, becomes after the effective date of the Plan the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors; or

●	the continuity directors cease for any reason to constitute at least a majority of the Board of Directors.

Effect of Termination of Employment or Other Services. If a participant ceases to be employed by, or perform other services for, us, all incentive awards held by the participant will be treated as set forth below unless provided otherwise in the agreement evidencing the incentive award or modified by the Committee in its discretion as set forth below. Upon termination due to death, disability or retirement, all outstanding, exercisable options and stock appreciation rights then held by the participant will remain exercisable for a period of one year thereafter (but in no event after the expiration date of any such option or stock appreciation rights), all unvested restricted stock awards, all outstanding stock unit awards or restricted stock units, performance awards or units and stock bonuses then held by the participant will be terminated and forfeited; provided, however, that with respect to any such incentive awards the vesting of which is based on the achievement of specified performance objectives, if a participant’s employment or other service with the Company or any subsidiary, as the case may be, is terminated by reason of death or disability prior to the end of the performance period of such incentive award, but after the conclusion of a portion of the performance period (but in no event less than one year), the Committee may, in its sole discretion, cause shares of common stock to be delivered or payment made with respect to the participant’s incentive award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on full fiscal years only and no shares to be delivered for partial fiscal years.

Upon termination for a reason, other than death, disability or retirement, which is not also for “cause” (as defined in the plan), all outstanding options and stock appreciation rights then held by the participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination (but in no event after the expiration date of any such option or stock appreciation right). Also, upon such termination all options and stock appreciation rights that are not exercisable; all unvested restricted stock awards; and all outstanding stock unit awards or restricted stock units, performance awards, stock bonuses and other stock-based awards then held by the participant will be terminated and forfeited.

If a participant is determined by the Committee, acting in its sole discretion, to have committed any action which would constitute “cause” (as defined in the plan), regardless of whether such action or the Committee’s determination occurs before or after the termination of the participant’s employment with us or any subsidiary, all rights of the participant under the plan and any award agreements evidencing an incentive award then held by the participant shall terminate and be forfeited without notice of any kind. Additionally, the Committee acting in its sole discretion will have the authority to rescind the exercise, vesting, settlement or issuance of, or payment in respect of, any incentive awards of the participant that were exercised, vested, settled or issued, or as to which such payment was made, and to require the participant to pay to the Company, within 10 days of receipt from the Company of notice of such rescission, any amount received or the amount of any gain realized as a result of such rescinded exercise, vesting, settlement, issuance or payment (including any dividends paid or other distributions made with respect to any shares of common stock subject to any incentive award). The Company may defer the exercise of any option or stock appreciation right for a period of up to six months after receipt of the participant’s written notice of exercise or the issuance of share certificates upon the vesting of any incentive award for a period of up to six months after the date of such vesting in order for the Committee to make any determination as to the existence of cause.

The Committee at any time (including on or after the date of grant or following termination), in connection with a participant’s termination, may cause options or stock appreciation rights held by the participant to terminate, become or continue to become exercisable and/or remain exercisable, and restricted stock awards, restricted stock units, performance awards, stock bonuses or other stock-based awards then held by such participant to terminate, vest, settle or become free of restrictions and conditions to payment, as the case may be.

Dividend Equivalent Rights. Any participant selected by the Committee may be granted dividend equivalents based on the dividends declared on shares of our common stock that are subject to any incentive award, to be credited as of dividend payment dates, during the period between the grant date of the incentive award and the date the incentive award is exercised, vests, is settled or expires, as determined by the Committee. Such dividend equivalents will be converted to cash or additional shares of common stock by such formula and at such time and subject to such limitations as may be determined by the Committee. However, the Committee may not grant dividend equivalents based on the dividends declared on shares of our common stock that are subject to an option or stock appreciation right and no dividend or dividend equivalents will be paid out with respect to any unvested incentive awards, the vesting of which is based on the achievement of performance objectives.

Term; Termination; Amendments. Unless terminated earlier, the plan will terminate at midnight on the day before the 10th anniversary of its approval by our stockholders. Incentive awards outstanding at the time the plan is terminated may continue to be exercised, earned or become free of restriction, according to their terms. The Board of Directors may suspend or terminate the plan or any portion of the plan at any time. In addition to the Committee’s authority to amend the plan with respect to participants resident outside of the United States or employed by a non-U.S. subsidiary, the Board of Directors may amend the plan from time to time in order that incentive awards under the plan will conform to any change in applicable laws or regulations or in any other respect that the Board of Directors may deem to be in our best interests; provided, however, that no amendments to the plan will be effective without stockholder approval, if it is required under Section 422 of the Internal Revenue Code or the Listing Rules of the NASDAQ Stock Market (or other applicable exchange or market on which our common stock may be traded or quoted), or if the amendment seeks to increase the number of shares reserved for issuance under the plan (other than as a result of a permitted adjustment upon certain corporate events, such as stock splits) or to modify the prohibitions on underwater option re-pricing discussed above. Termination, suspension or amendment of the plan will not adversely affect any outstanding incentive award without the consent of the affected participant, except for adjustments in the event of changes in our capitalization or a “change in control” of our Company.

Transferability. In general, no right or interest in any incentive award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered. However, a participant is entitled to designate a beneficiary to receive an incentive award on such participant’s death, and in the event of such participant’s death, payment of any amounts due under the plan, will be made to, and exercise of any options or stock appreciation rights may be made by, such beneficiary. Additionally, upon a participant’s request, the Committee may permit a participant to transfer all or a portion of a non-statutory option, other than for value, to certain of the participant’s family members or related family trusts, foundations or partnerships. Permitted transferees of non-statutory options will remain subject to all the terms and conditions of the incentive award applicable to the participant.

Material U.S. Federal Income Tax Consequences

The discussion below is a summary of the federal income tax consequences that may result in connection with participant’s participation in the plan and is based on current statutes, regulations and interpretations, all of which are subject to change, possibly with retroactive effect. The description does not include foreign, state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an insider (directors, executive officers or greater than 10 percent stockholders of our Company).

Incentive Stock Options. There will not be any federal income tax consequences to either the participant or us as a result of the grant of an incentive stock option under the 2015 plan. A participant’s exercise of an incentive option also will not result in any federal income tax consequences to us or the participant, except that (i) an amount equal to the excess of the fair market value of the shares acquired upon exercise of the incentive option, determined at the time of exercise, over the amount paid for the shares by the participant will be includable in the participant‘s alternative minimum taxable income for purposes of the alternative minimum tax, and (ii) the participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (as discussed below). Special rules will apply if previously acquired shares of common stock are permitted to be tendered or attested to in payment of an option exercise price.

If a participant disposes of the shares acquired upon exercise of the incentive stock option, the federal income tax consequences will depend upon how long the participant held the shares. If the participant held the shares for at least two years after the date of grant and at least one year after the date of exercise (the “holding period requirements”), then the participant will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the participant realized on disposition of the shares, and (ii) the option price at which the participant acquired the shares. We will not be entitled to any compensation expense deduction under these circumstances.

If the participant does not satisfy both of the above holding period requirements (a “disqualifying disposition”), then the participant will be required to report as ordinary income, in the year the participant disposes of the shares, the amount by which the lesser of (i) the fair market value of the shares at the time of exercise of the incentive option or (ii) the amount realized on the disposition of the shares, exceeds the option price for the shares. We will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the participant. The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

Non-Statutory Options. Neither the participant nor the Company incurs any federal income tax consequences as a result of the grant of a non-statutory option. Upon exercise of a non-statutory option, a participant will recognize ordinary income, subject to withholding, on the date of exercise in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the date of exercise, and (ii) the consideration paid for the shares. The participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of common stock are permitted to be tendered in payment of an Option exercise price.

At the time of a subsequent sale or disposition of any shares of common stock obtained upon exercise of a non-statutory option, any gain or loss will be a capital gain or loss. The capital gain or loss will be a long-term or short-term capital gain or loss, depending on the holding period.

In general, we will be entitled to a compensation expense deduction in connection with the exercise of a non-statutory option for any amounts includable in the taxable income of the participant as ordinary income, provided we comply with any applicable withholding requirements.

Stock Appreciation Rights. Neither the participant nor the Company incurs any federal income tax consequences as a result of the grant of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant will realize ordinary income in an amount equal to the cash and the fair market value of any shares of common stock received by the participant. We will be entitled to a compensation expense deduction for any amounts included by the participant as ordinary income, or reported as taxable income of the participant by us, pursuant to applicable information reporting requirements.

Restricted Stock Awards. With respect to shares issued pursuant to a restricted stock award that are subject to a substantial risk of forfeiture, a participant may, within 30 days after the shares are transferred, file an election under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of transfer an amount equal to the fair market value of the shares received on the date of transfer (determined as if the shares were not subject to any risk of forfeiture). If a Section 83(b) election is made, the participant will not recognize any additional income when the restrictions on the shares issued in connection with the stock award lapse. At the time any such shares are sold or disposed of, any gain or loss will be treated as a long-term or short-term capital gain or loss, depending on the holding period from the date of receipt of the restricted stock award.

A participant who does not make a Section 83(b) election within 30 days of the transfer of a restricted stock award that is subject to a substantial risk of forfeiture will recognize ordinary income at the time of the lapse of the restrictions in an amount equal to the then fair market value of the shares. At the time of a subsequent sale or disposition of any shares of common stock issued in connection with a restricted stock award as to which the restrictions have lapsed, any gain or loss will be treated as a long-term or short-term capital gain or loss, depending on the holding period from the date the restrictions lapse.

Restricted Stock Units and Performance Awards. Neither the participant nor the Company incurs any federal income tax consequences as a result of the grant of a restricted stock unit or performance award. With respect to shares issued pursuant to a restricted stock unit or performance award, a participant will include as ordinary income in the year of receipt an amount equal to the cash and the fair market value of the shares received as of the date of receipt. At the time of a subsequent sale or disposition of any shares of common stock issued in connection with a performance unit award, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the shares were received.

Stock Bonus. With respect to shares issued pursuant to a stock bonus, a participant will include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received as of the date of receipt. In the case of a stock bonus subject to restrictions and a risk of forfeiture, the “date of receipt” will be the date the restrictions lapse unless the recipient makes an election under Section 83(b) of the Code, as discussed above with regard to restricted stock awards. At the time of a subsequent sale or disposition of any shares of common stock issued in connection with a stock bonus, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the shares were received.

Excise Tax on Parachute Payments. The Internal Revenue Code imposes a 20% excise tax on the recipient of “excess parachute payments,” as defined in the Code, and denies tax deductibility to the Company on excess parachute payments. Generally, parachute payments are payments in the nature of compensation to employees of a Company who are officers, stockholders, or highly-compensated individuals, which payments are contingent upon a change in ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company. For example, acceleration of the exercisability of options or the vesting of restricted stock awards upon a change in control of the Company may constitute parachute payments, and in certain cases, “excess parachute payments.”

Under the terms of the 2015 plan, if unless otherwise provided in a separate agreement between a participant and us, if, with respect to a participant, the acceleration of the vesting of an incentive award or the payment of cash in exchange for all or part of an award, together with any other payments that such participant has the right to receive from us, would constitute a “parachute payment” then the payments to such participant will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code. Such reduction, however, will only be made if the aggregate amount of the payments after such reduction exceeds the difference between the amount of such payments absent such reduction minus the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments. If such provisions are applicable and if an employee will be subject to a 20% excise tax on any “excess parachute payment” pursuant to Section 4999 of the Code, we will be denied a deduction with respect to such excess parachute payment pursuant to Section 280G of the Code.

Section 409A. If a grant constitutes deferred compensation under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied in form or operation, the grant will become taxable (or if later, when it vests), subject to ordinary income taxes, plus a 20 percent penalty tax, and plus an additional tax equal to interest on the tax that would have been paid if the grant had been taxable when first deferred and vested.

Benefits to Named Executive Officers and Others

No awards have been granted under the amended 2015 plan. If the 2015 plan is approved, awards will be granted at the discretion of the Committee. Accordingly, future benefits under the 2015 plan are not determinable.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2018:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)

Equity compensation plans approved by security holders	1,289,007	(1)	$13.78	(2)	335,311

Equity compensation plans not approved by security holders	—		—		—

Total	1,289,007		$13.78		335,311

(1)

Includes 939,193 outstanding stock options and 349,814 outstanding performance unit awards as of December 31, 2018. This number has not been reduced by 182,481 performance unit award shares distributed and credited to the Marten Transport, Ltd. Deferred Compensation Plan in February 2019, which vested based upon our financial performance in 2018.

(2)	The weighted average exercise price does not take into account the shares to be issued upon vesting of outstanding performance unit awards, which have no exercise price.

Board Recommendation

               Our Board of Directors recommends that our stockholders vote FOR the approval of the proposal to approve the amendment of Marten Transport, Ltd. 2015 Equity Incentive Plan. The proposal to approve the amendment of the Marten Transport, Ltd. 2015 Equity Incentive Plan requires the affirmative vote of a majority of the outstanding shares of our common stock, present in person or represented by proxy at the annual meeting, and entitled to vote at the annual meeting.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Proposal 3

We are asking our stockholders to indicate their support for our executive compensation as described in this proxy statement, which is also known as the “say-on-pay” vote, pursuant to Section 14A of the Securities Exchange Act of 1934. At our 2018 Annual Meeting of Stockholders held on May 8, 2018, over 99% of the votes cast by our stockholders were in favor of the say-on-pay vote. The Board generally believes that such results affirmed stockholder support of our approach to executive compensation.

Our Board believes that our executive compensation program as a whole and each individual element of the program attracts, motivates and retains executives necessary to the achievement of our objectives. We believe the program strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our executive officers to dedicate themselves fully to value creation for our stockholders. Conservative decisions to note within our executive officer compensation programs and policies are as follows:

●

Because over 99% of the votes cast by our stockholders approved the compensation programs described in our proxy statement for the 2018 Annual Meeting of Stockholders, we have not implemented any significant changes to our compensation programs.

●

We responded to economic conditions in 2009 appropriately by freezing base salaries of our executive officers and paid no bonuses in 2009 and 2010. We provided modest increases in base salary to our executive officers in 2010 through 2018.

●

To motivate our executive officers to align their interests with those of our stockholders, we provide annual incentives which are designed to reward our executive officers for the attainment of short-term goals, and long-term incentives which are designed to reward them for increases in our stockholder value over time.

●

We provide executive officers with long-term incentives in the form of stock options and performance unit awards. These equity-based awards, which vest over a period of years, link compensation with the long-term performance of our Company, and also provide a substantial retention incentive. In 2010, we began issuing performance unit awards as our primary equity awards to our executive officers and continued with the practice in 2011 through 2018. We believe these awards are an effective tool for creating long-term ownership and aligning our executive officers’ interests with those of our stockholders. At least half of all vested awards under this program must be credited to the named executive officer’s discretionary account in our deferred compensation plan, which restricts the sale of vested shares to the later of each individual’s termination of employment or attainment of age 62. Payouts of performance unit awards are based on achievement of targeted financial objectives over five years and are capped at 100% of the unit awards.

●	In 2011, we moved from discretionary bonuses to formulaic bonuses tied to specific financial metrics due to stabilizing economic conditions.

●

We have entered into change-in-control severance agreements with each of our executive officers. These agreements provide certain benefits in the event of a termination following a change in control, also known as a “double trigger” requirement. As of March 2011, we no longer provide for tax gross-up payments on any severance payments that would be made in connection with a change in control.

●

For 2013, our executive officers recommended, and the Compensation Committee approved, a 50% decrease in the executive officer bonus pool in order to increase the cash bonuses awarded to other Company employees.

●

For 2014 and 2016, no cash bonuses were awarded to the Company’s executive officers because the 2014 diluted net income per share was not 110% or more of the 2013 diluted net income per share and the 2016 net income was not 110% or more of the 2015 net income.

   The Board believes the Company’s executive compensation program is reasonable and appropriate, is justified by our performance, and is the result of a carefully considered approach and, accordingly, we ask our stockholders to vote “FOR” the following advisory resolution at the Annual Meeting:

   RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.

   This proposal will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Although this is an advisory vote and not binding on the Board or us, the Board values the opinion of our stockholders and the Board and the Compensation Committee will consider the outcome of the vote in evaluating our executive compensation program.

SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

Proposal 4

The Audit Committee of our Board has approved the engagement of Grant Thornton LLP to audit our consolidated financial statements for the 2019 fiscal year. Grant Thornton LLP has been our independent public accountants since 2014.

Although not required to do so, the Board of Directors wishes to submit the selection of Grant Thornton LLP to the stockholders for ratification because the Board believes it is good corporate practice. The Board recommends a vote FOR the ratification of Grant Thornton LLP as our independent public accountants for 2019. Unless a different choice is given, proxies received by the Board will be voted FOR the ratification of Grant Thornton LLP. If the selection of Grant Thornton LLP is not ratified, the Board of Directors will reconsider its selection but may retain Grant Thornton LLP.

We expect at least one representative of Grant Thornton LLP to be present at the Annual Meeting. Such representative(s) will have the opportunity to make a statement at the meeting if they desire to do so. We also expect such representative(s) will be available to respond to appropriate questions.

 Fees OF INDEPENDENT AUDITORS

The following table presents the aggregate fees billed or estimated to be billed for audit services and fees billed for all other services rendered by Grant Thornton LLP for the fiscal years ended December 31, 2018 and 2017. All services rendered by Grant Thornton LLP were permissible under applicable laws and regulations, and all services provided in 2018 and 2017 were approved in advance by the Audit Committee in accordance with the rules adopted by the Securities and Exchange Commission in order to implement requirements of the Sarbanes-Oxley Act of 2002. Our Audit Committee has adopted policies and procedures pursuant to which audit, audit-related and tax services, and all permissible non-audit services, are pre-approved, and our Audit Committee is informed of each service actually rendered that was approved through its pre-approval process.

	Aggregate Amount Billed by Grant Thornton LLP
Services Rendered	2018	2017

Audit Fees (1)	$338,200	$284,160
Audit-Related Fees	-	-
Tax Fees (2)	48,740	48,000
All Other Fees (3)	-	17,835

(1)

These fees consisted of the annual audit of our consolidated financial statements for the applicable year, including an audit of our internal control over financial reporting and the reviews of our consolidated financial statements included in our Form 10-Q’s for the first, second and third quarters of the applicable year.

(2)	These fees related to tax compliance and tax planning services.

(3)	These fees related to a benchmarking analysis of our executive compensation program.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who beneficially own more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to give us copies of all Section 16(a) reports they file. To our knowledge, our directors, executive officers and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements.

PROPOSALS FOR THE NEXT ANNUAL MEETING

Stockholder proposals intended to be presented in our proxy materials for the next Annual Meeting of Stockholders must be received by November 19, 2019 and must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission.

A stockholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our Proxy Statement must notify us by February 2, 2020. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies we solicit for the next Annual Meeting will have discretionary authority to vote on the proposal.

Householding of annual meeting materials

If multiple stockholders have the same address, we will deliver one proxy statement to such address unless we receive contrary instructions from a stockholder. A stockholder that wishes to make such a request or, multiple stockholders that currently receive multiple proxies at the same address and wish to only receive one proxy, may make a request to receive multiple proxies or only one proxy at a given address, as the case may be, by contacting our Executive Vice President and Chief Financial Officer, Marten Transport, Ltd., 129 Marten Street, Mondovi, Wisconsin 54755, or by telephone at (715) 926-4216, with such a request.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 7, 2019

The Notice of 2019 Annual Meeting Proxy Statement and Annual Report to Stockholders of Marten Transport, Ltd. are available at https://materials.proxyvote.com/573075. As noted above, our stockholders of record will be electing directors and ratifying the independent auditors at our 2019 Annual Meeting, which will be held at the Roger Marten Community Center, 120 South Franklin Street, Mondovi, Wisconsin.

Communications with the Board of directors

Stockholders may communicate with the Board of Directors by sending correspondence, addressed to our Executive Vice President and Chief Financial Officer, Marten Transport, Ltd., 129 Marten Street, Mondovi, Wisconsin 54755, with an instruction to forward the communication to a particular director. Our Executive Vice President and Chief Financial Officer will receive the correspondence and forward it to any individual director or directors to whom the communication is directed.

OTHER BUSINESS

This Proxy Statement contains all business we are aware of that will be presented at the Annual Meeting. The person or persons voting the proxies will use their judgment to vote for proxies received by the Board for other business, if any, that may properly come before the Annual Meeting.

ANNUAL REPORT

A copy of our 2018 Annual Report on Form 10-K (excluding exhibits) has been sent with this Notice of Annual Meeting and Proxy Statement. The Annual Report on Form 10-K describes our financial condition as of December 31, 2018.

Randolph L. Marten Chairman of the Board and Chief Executive Officer

APPENDIX A

MARTEN TRANSPORT, LTD.

2015 EQUITY INCENTIVE PLAN

(as amended)

i

MARTEN TRANSPORT, LTD.

2015 EQUITY INCENTIVE PLAN

1.	Purpose of Plan.

The purpose of the Marten Transport, Ltd. 2015 Equity Incentive Plan (this “Plan”) is to advance the interests of Marten Transport, Ltd. (the “Company”) and its stockholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals to perform services for the Company and its Subsidiaries, providing incentive compensation for such individuals that is linked to the growth and profitability of the Company and increases in stockholder value, and aligning the interests of such individuals with the interests of its stockholder through opportunities for equity participation in the Company.

2.	Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires. Terms defined elsewhere in the Plan will have the same meaning throughout the Plan.

2.1 “Annual Award Limit” or “Annual Awards Limits” have the meaning set forth in Section 4.3.

2.2 “Board” means the Board of Directors of the Company.

2.3 “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares of Common Stock or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver shares of Common Stock to be issued upon such exercise directly to such broker or dealer or their nominee.

2.4 “Cause” means “cause” as defined in any employment or other agreement or policy applicable to the Participant, or if no such agreement or policy exists, will mean (a) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (b) any unlawful or criminal activity of a serious nature, (c) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties, (d) any material breach by a Participant of any employment, service, consulting, confidentiality, assignment of inventions, non-compete or non-solicitation agreement entered into with the Company or any Subsidiary, or any action by a Participant that the Committee, in its sole discretion, determines to be injurious, detrimental, prejudicial or adverse to the interests of the Company or any Subsidiary, including: (i) disclosing confidential information of the Company or any Subsidiary to any person not authorized by the Company or Subsidiary to receive it, (ii) engaging, directly or indirectly, in any commercial activity that in the judgment of the Committee competes with the business of the Company or any Subsidiary or (iii) interfering with the relationships of the Company or any Subsidiary and their respective employees, independent contractors, customers, prospective customers and vendors.

2.5 “Change in Control” means an event described in Section 16.1 of the Plan; provided, however, if payment under an Incentive Award that is subject to Section 409A of the Code is triggered by a Change in Control, the term Change in Control will mean a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, as such term is defined in Section 409A of the Code.

2.6 “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code in the Plan will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Code.

2.7 “Committee” means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

2.8 “Common Stock” means the common stock of the Company, par value $0.01 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

2.9 “Company” means Marten Transport, Ltd., a Delaware corporation, and any successor thereto as provided in Section 22.6 of the Plan.

2.10 “Covered Employee” means any Employee who is or may become a “Covered Employee,” as defined in Section 162(m) of the Code, and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of: (a) ninety (90) days after the beginning of any Performance Period, or (b) twenty-five percent (25%) of any Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

2.11 “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to the Company or any Subsidiary that: (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

2.12 “Director” means a member of the Board.

2.13 “Disability” means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code; provided, however, that if distribution of an Incentive Award subject to Section 409A of the Code is triggered by an Eligible Recipient’s Disability, such term will mean that the Eligible Recipient is disabled as defined by Section 409A of the Code and the regulations and rulings issued thereunder.

2.14  “Effective Date” means May 12, 2015 or such later date as the Plan is initially approved by the Company’s stockholders.

2.15 “Eligible Recipients” means (a) for the purposes of granting Incentive Stock Options, all Employees and (b) for the purposes of granting Non-Statutory Stock Options and other Incentive Awards, means all Employees, Directors and Consultants.

2.16 “Employee” means any individual performing services for the Company or a Subsidiary and designated as an employee of the Company or a Subsidiary on the payroll records thereof. An Employee will not include any individual during any period he or she is classified or treated by the Company or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting or temporary agency or any other entity other than the Company or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company or Subsidiary during such period. An individual will not cease to be an Employee in the case of: (a) any leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company or any Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or a Subsidiary, as applicable, is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave, any Incentive Stock Option held by a Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Non-Statutory Stock Option. Neither service as a Director nor payment of a Director’s fee by the Company will be sufficient to constitute “employment” by the Company.

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2.17 “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a section of the Exchange Act in the Plan will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Exchange Act.

2.18 “Fair Market Value” means, with respect to the Common Stock, as of any date: (a) the closing sale price of the Common Stock as of such date at the end of the regular trading session, as reported by The NASDAQ Stock Market, The New York Stock Exchange, The American Stock Exchange or any national securities exchange on which the Common Stock is then listed (or, if no shares were traded on such date, as of the next preceding date on which there was such a trade); or (b) if the Common Stock is not so listed, admitted to unlisted trading privileges, or reported on any national securities exchange, the closing sale price as of such date at the end of the regular trading session, as reported by OTC Bulletin Board or the OTC Markets Group Inc. or other comparable service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or (c) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith, in the exercise of its reasonable discretion, and consistent with the definition of “fair market value” under Section 409A of the Code and in conformity with generally accepted accounting principles in the United States. If determined by the Committee, such determination will be final, conclusive and binding for all purposes and on all persons, including the Company, the stockholders of the Company, the Participants and their respective heirs and other successors-in-interest. No member of the Committee will be liable for any determination regarding the fair market value of the Common Stock that is made in good faith.

2.19 “Full Value Award” means an Incentive Award other than in the form of an Option or Stock Appreciation Right, and which is settled by the issuance of shares of Common Stock.

2.20 “Grant Date” means the date an Incentive Award is granted to a Participant pursuant to the Plan and as determined pursuant to Section 5 of the Plan.

2.21 “Incentive Award” means an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Performance Award, Stock Bonus or Other Stock-Based Award granted to an Eligible Recipient pursuant to the Plan.

2.22 “Incentive Award Agreement” means either: (a) a written or electronic (as provided in Section 21.8) agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Incentive Award granted under the Plan, including any amendment or modification thereof, or (b) a written or electronic (as provided in Section 22.8) statement issued by the Company to a Participant describing the terms and provisions of such an Incentive Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Incentive Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

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2.23 “Incentive Stock Option” means a right to purchase shares of Common Stock granted to an Employee pursuant to Section 6 of the Plan that is designated as and intended to meet the requirements of an “incentive stock option” within the meaning of Section 422 of the Code.

2.24 “Non-Statutory Stock Option” means a right to purchase shares of Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that is not intended to meet the requirements of or does not qualify as an Incentive Stock Option.

2.25 “Option” means an Incentive Stock Option or a Non-Statutory Stock Option.

2.26 “Other Stock-Based Award” means an equity-based or equity-related Incentive Award not otherwise described by the terms of the Plan, granted pursuant to Section 11 of the Plan.

2.27 “Participant” means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

2.28 “Performance Award” means a right granted to an Eligible Recipient pursuant to Section 9 of the Plan to receive an amount of cash, a number of shares of Common Stock, or a combination of both, contingent upon and the value of which at the time it is payable is determined as a function of the extent of the achievement of specified performance objectives during a specified period. A Performance Award is also commonly referred to as a “performance unit” or “performance share.”

2.29 “Performance-Based Compensation” means compensation under an Incentive Award that is intended to satisfy the requirements of Section 162(m) of the Code for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan will be construed to mean that an Incentive Award which does not satisfy the requirements for performance-based compensation under Section 162(m) of the Code does not constitute performance-based compensation for other purposes, including Section 409A of the Code.

2.30 “Performance Goals” mean with respect to any applicable Incentive Award, one or more targets, goals or levels of attainment required to be achieved in terms of the specified Performance Measures during the specified Performance Period, as set forth in the related Incentive Award Agreement.

2.31 “Performance Measure Element” has the meaning set forth in Section 13.1 of this Plan.

2.32 “Performance Measures” mean: (a) with respect to any Incentive Award intended to qualify as Performance-Based Compensation, any one or more of the measures described in Section 13.1 of this Plan on which the Performance Goals are based and which measures are approved by the Company’s stockholders pursuant to this Plan in order to qualify Incentive Awards as Performance-Based Compensation; and (b) with respect to any other Incentive Award, any performance measures as determined by the Committee in its sole discretion and set forth in the applicable Incentive Award Agreement for purposes of determining the applicable Performance Goal.

2.33 “Performance Period” means the period of time, as determined by the Committee, during which the Performance Goals must be met in order to determine the degree of payout or vesting with respect to an Incentive Award.

2.34 “Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued to the Participant upon the grant, exercise, vesting or settlement of such Incentive Award.

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2.35 “Restricted Stock Award” means an award of shares of Common Stock granted to an Eligible Recipient pursuant to Section 8 of the Plan that is subject to restrictions on transferability and a risk of forfeiture.

2.36 “Restricted Stock Unit” means an award denominated in shares of Common Stock granted to an Eligible Recipient pursuant to Section 8 of the Plan to receive an amount of cash, a number of shares of Common Stock, or a combination of both, contingent upon the achievement of specified performance objectives or that the Participant remain in the continuous employment or service with the Company for a certain period or other conditions.

2.37 “Retirement” means unless otherwise defined in the Incentive Award Agreement or in a written employment, services or other agreement between the Participant and the Company or a Subsidiary, means “Retirement” as defined from time to time for purposes of the Plan by the Committee or by the Company’s chief human resources officer or other person performing that function or, if not so defined, means voluntary termination of employment or service by the Participant on or after the date the Participant reaches age fifty-five (55) with the present intention to leave the Company’s industry or to leave the general workforce and completion of at least ten (10) years of continuous service with the Company or a Subsidiary.

2.38 “Securities Act” means the Securities Act of 1933, as amended. Any reference to a section of the Securities Act in the Plan will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Securities Act.

2.39 “Stock Appreciation Right” means a right granted to an Eligible Recipient pursuant to Section 7 of the Plan to receive a payment from the Company, in the form of shares of Common Stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and a specified exercise price of such shares.

2.40 “Stock Bonus” means an award of shares of Common Stock granted to an Eligible Recipient pursuant to Section 10 of the Plan.

2.41 “Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee, provided the Company has a “controlling interest” in the Subsidiary as defined in Treas. Reg. Sec. 1.409A-1(b)(5)(iii)(E)(1).

2.42 “Tax Date” means the date any withholding tax obligation arises under the Code for a Participant with respect to an Incentive Award.

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3.	Plan Administration.

3.1 The Committee. The Plan will be administered by the Board or by a committee of the Board. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, any committee administering the Plan will consist solely of two or more members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, who are “independent directors” as required by the Listing Rules of The NASDAQ Stock Market (or other applicable exchange or market on which the Company’s Common Stock may be traded or quoted), and who are “outside directors” within the meaning of Section 162(m) of the Code. Such a committee, if established, will act by majority approval of the members (but may also take action by the written consent of all of the members of such committee), and a majority of the members of such a committee will constitute a quorum. As used in the Plan, “Committee” will refer to the Board or to such a committee, if established.

3.2 Authority of the Committee. In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including the following: (a) the Eligible Recipients to be selected as Participants; (b) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of Incentive Award Agreement; (c) the time or times when Incentive Awards will be granted; (d) the duration of each Incentive Award; and (e) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority to: (i) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Incentive Award granted under, the Plan; (ii) establish, amend, suspend or waive any rules and regulations and appoint such agents as the Committee may deem appropriate for the proper administration of the Plan; and (iii) make any other determination and take any other action that the Committee may deem necessary or desirable for the administration of the Plan. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both. The Committee may exercise its duties, power and authority under the Plan in its sole discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. The Committee will not be obligated to treat Participants or Eligible Recipients uniformly, and determinations made under the Plan may be made by the Committee selectively among Participants or Eligible Recipients, whether or not such Participants and Eligible Recipients are similarly situated. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be final, conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

3.3 Delegation. Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing and to the extent consistent with the applicable corporate law of the Company’s jurisdiction of incorporation, the Committee may, by resolution, authorize one or more Directors or one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Eligible Recipients to be recipients of Incentive Awards pursuant to the Plan; and (b) determine the size of any such Incentive Awards; provided, however, that (x) the Committee will not delegate such responsibilities to any such Director(s) or officer(s) for any Incentive Awards granted to an Eligible Recipient who is subject to the reporting and liability provisions of Section 16 under the Exchange Act or whose compensation in the Company’s fiscal year in which the Incentive Award is expected to be deductible may be subject to the limits on deductible compensation pursuant to Section 162(m) of the Code; (y) the resolution providing such authorization will set forth the type of Incentive Awards and total number of each type of Incentive Awards such Director(s) or officer(s) may grant; and (z) such Director(s) or officer(s) will report periodically to the Committee regarding the nature and scope of the Incentive Awards granted pursuant to the authority delegated.

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3.4 No Re-Pricing. Notwithstanding any other provision of the Plan other than Section 4.3, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (a) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (b) canceling the underwater Option or Stock Appreciation Right in exchange for (i) cash; (ii) replacement Options or Stock Appreciation Rights having a lower exercise price; or (iii) other Incentive Awards; or (c) repurchasing the underwater Options or Stock Appreciation Rights and granting new Incentive Awards under the Plan. For purposes of this Section 3.4, Options and Stock Appreciation Rights will be deemed to be “underwater” at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option or Stock Appreciation Right.

3.5 Participants Based Outside the United States. In addition to the authority of the Committee under Section 3.2 of the Plan and notwithstanding any other provision of the Plan, the Committee may, in its sole discretion, amend the terms of the Plan or Incentive Awards with respect to Participants resident outside of the United States or employed by a non-U.S. Subsidiary in order to comply with local legal requirements, to otherwise protect the Company’s or Subsidiary’s interests, or to meet objectives of the Plan, and may, where appropriate, establish one or more sub-plans (including the adoption of any required rules and regulations) for the purposes of qualifying for preferred tax treatment under foreign tax laws. The Committee will have no authority, however, to take action pursuant to this Section 3.5 of the Plan: (a) to reserve shares or grant Incentive Awards in excess of the limitations provided in Section 4.1 of the Plan; (b) to effect any re-pricing in violation of Section 3.4 of the Plan; (c) to grant Options or Stock Appreciation Rights having an exercise price less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date in violation of Section 6.3 or 7.3 of the Plan, as the case may be; or (d) for which stockholder approval would then be required pursuant to Section 422 of the Code or the Listing Rules of The NASDAQ Stock Market (or other applicable exchange or market on which the Company’s Common Stock may be traded or quoted).

4.	Shares Available for Issuance.

4.1   Maximum Number of Shares Available; Certain Restrictions on Awards. Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be the sum of:

(a) 2,633,333 shares;

(b) the number of shares issued or Incentive Awards granted under the Plan in connection with the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a condition of the Company and/or any Subsidiary(ies) acquiring, merging or consolidating with another entity; and

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(c) the number of shares that are unallocated and available for grant under a stock plan assumed by the Company or any Subsidiary(ies) in connection with the merger, consolidation, or acquisition of another entity by the Company and/or any of its Subsidiaries, based on the applicable exchange ratio and other transaction terms, but only to the extent that such shares may be utilized by the Company or its Subsidiaries following the transaction pursuant to the rules and regulations of The NASDAQ Stock Market (or other applicable exchange or market on which the Company’s Common Stock may be traded or quoted).

The shares available for issuance under the Plan may, at the election of the Committee, be either treasury shares or shares authorized but unissued, and, if treasury shares are used, all references in the Plan to the issuance of shares will, for corporate law purposes, be deemed to mean the transfer of shares from treasury.

Notwithstanding any other provisions of the Plan to the contrary, (i) no more than 416,666 shares of Common Stock may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan; and (ii) no more than 1,100,000 shares of Common Stock may be issued or issuable under the Plan in connection with the grant of Full Value Awards. All of the foregoing share limits are subject, in each case, to adjustment as provided in Section 4.3 of the Plan. Incentive Stock Options issued as a result of the Company’s assumption or substitution of like awards issued by any acquired, merged or consolidated entity pursuant to applicable provisions of the Code will not count towards the limit in clause (i).

The maximum aggregate number of shares of Common Stock subject to a non-employee Director Incentive Award to any one non-employee Director in any one Plan Year may not exceed 20,000; provided, that such limit shall not apply to any election of a non-employee Director to receive shares of Common Stock in lieu of all or a portion of any annual Board, chair and other retainers and any meeting fees otherwise payable in cash.

4.2 Accounting for Incentive Awards. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. All shares so subtracted from the amount available under the Plan with respect to an Incentive Award that lapses, expires, is forfeited (including issued shares forfeited under a Restricted Stock Award) or for any reason is terminated unexercised or unvested or is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan; provided, however, that the full number of shares of Common Stock subject to a Stock Appreciation Right granted that is settled by the issuance of shares of Common Stock will be counted against the shares of Common Stock authorized for issuance under the Plan, regardless of the number of shares actually issued upon settlement of such Stock Appreciation Right. Furthermore, any shares of Common Stock withheld to satisfy tax withholding obligations on Incentive Awards issued under the Plan, any shares of Common Stock withheld to pay the exercise price of Incentive Awards under the Plan and any shares of Common Stock not issued or delivered as a result of the “net exercise” of an outstanding Option pursuant to Section 6.5 of the Plan or settlement of a Stock Appreciation Right in shares of Common Stock pursuant to Section 7.7 of the Plan will be counted against the shares of Common Stock authorized for issuance under the Plan and will not be available again for grant under the Plan. Any shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Incentive Award will not increase the number of shares available for future grant of Incentive Awards. Any shares of Common Stock related to Incentive Awards under the Plan that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares of Common Stock, or are settled in cash in lieu of shares, or are exchanged with the Committee’s permission, prior to the issuance of shares, for Incentive Awards not involving shares, will be available again for grant under the Plan.

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4.3 Annual Award Limits. The following limits, as adjusted pursuant to Section 4.4, will apply to grants of Incentive Awards unless the Committee specifically determines at the time of grant that an Incentive Award is not intended to qualify as Performance-Based Compensation under this Plan:

(a) The maximum aggregate number of shares of Common Stock subject to Options and Stock Appreciation Rights granted to any one Participant in any one Plan Year will be 166,666 shares.

(b) The maximum aggregate number of shares of Common Stock subject to Restricted Stock Awards and Restricted Stock Units granted to any one Participant in any one Plan Year will be 166,666 shares.

(c) The maximum aggregate dollar amount or number of shares of Common Stock granted with respect to Performance Awards to any one Participant in any one Plan Year may not exceed $2,500,000 or 166,666 shares, determined as of the date of payout.

(d) The maximum aggregate dollar amount granted or number of shares of Common Stock with respect to Other Cash-Based Awards to any one Participant in any one Plan Year may not exceed $2,500,000 or 166,666 shares, determined as of the date of payout.

(e) The maximum aggregate amount of shares of Common Stock granted with respect to Stock Bonuses to any one Participant in any one Plan Year may not exceed 166,666 shares, determined as of the date of payout

4.4 Adjustments to Shares and Incentive Awards.

(a) In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan, including the sub-limits set forth in Section 4.1 of the Plan and the Annual Award Limitations in Section 4.3, and, in order to prevent dilution or enlargement of the rights of Participants, (a) the number and kind of securities or other property (including cash) subject to outstanding Incentive Awards, and (b) the exercise price of outstanding Incentive Awards. The determination of the Committee as to the foregoing adjustments, if any, will be final, conclusive and binding on Participants under the Plan.

(b) Notwithstanding anything else in the Plan to the contrary, without affecting the number of shares of Common Stock reserved or available under the Plan, including the sub-limits in Section 4.1 of the Plan and the Annual Award Limitations in Section 4.3, the Committee may authorize the issuance or assumption of benefits under the Plan in connection with any merger, consolidation, acquisition of property or stock or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Sections 422, 424 and 409A of the Code, as and where applicable.

5.	Participation.

Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the Grant Date of any related Incentive Award Agreement with the Participant.

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6.	Options.

6.1 Grant. An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. An Option will be an Incentive Stock Option only if the Eligible Recipient receiving the Option is an Employee. To the extent that any Incentive Stock Option (or portion thereof) granted under the Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option (or portion thereof) will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a Non-Statutory Stock Option. Options may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii).

6.2 Incentive Award Agreement. Each Option grant will be evidenced by an Incentive Award Agreement that will specify the exercise price of the Option, the maximum duration of the Option, the number of shares of Common Stock to which the Option pertains, the conditions upon which an Option will become vested and exercisable, and such other provisions as the Committee will determine which are not inconsistent with the terms of the Plan. The Incentive Award Agreement also will specify whether the Option is intended to be an Incentive Stock Option or a Non-Statutory Stock Option.

6.3 Exercise Price. The per share price to be paid by a Participant upon exercise of an Option granted pursuant to this Section 6 will be determined by the Committee in its sole discretion at the time of the Option grant; provided, however, that such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant (or 110% of the Fair Market Value of one share of Common Stock on the date of grant of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company). Notwithstanding the foregoing, to the extent that Options are granted under the Plan as a result of the Company’s assumption or substitution of options issued by any acquired, merged or consolidated entity, the exercise price for such Options will be the price determined by the Committee pursuant to the conversion terms applicable to the transaction.

6.4 Exercisability and Duration. An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant, including (a) the achievement of one or more specified performance objectives; and/or that (b) the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period; provided, however, that no Option may be exercisable after ten (10) years from the Grant Date (five years from the Grant Date in the case of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company). Notwithstanding the foregoing, if the Option (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the term of the Option will be automatically extended until the thirtieth (30th) day following the expiration of such prohibition or if the exercise of an Option that is exercisable in accordance with its terms is otherwise prevented by the provisions of Section 18 of the Plan, then the Option will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Option.

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6.5 Payment of Exercise Price.

(a) The total purchase price of the shares of Common Stock to be purchased upon exercise of an Option must be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) tender, either by actual delivery or attestation as to ownership, of Previously Acquired Shares that are acceptable to the Committee; (iii) a “net exercise” of the Option (as further described in paragraph (b), below); (iv) a combination of such methods; or (v) any other method approved or accepted by the Committee in its sole discretion.

(b) In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the shares exercised under this method. Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the “net exercise,” (ii) shares actually delivered to the Participant as a result of such exercise and (iii) any shares withheld for purposes of tax withholding pursuant to Section 15.1 of the Plan.

(c) For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the exercise date of the Option.

6.6 Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the Incentive Award Agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office in Mondovi, Wisconsin (or to the Company’s designee as may be established from time to time by the Company and communicated to Participants) and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.5 of the Plan.

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7.	Stock Appreciation Rights.

7.1 Grant. An Eligible Recipient may be granted one or more Stock Appreciation Rights under the Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee will have the sole discretion to determine the form in which payment of the economic value of Stock Appreciation Rights will be made to a Participant (i.e., cash, shares of Common Stock or any combination thereof) or to consent to or disapprove the election by a Participant of the form of such payment. Stock Appreciation Rights may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii).

7.2 Incentive Award Agreement. Each Stock Appreciation Right will be evidenced by an Incentive Award Agreement that will specify the exercise price of the Stock Appreciation Right, the term of the Stock Appreciation Right, and such other provisions as the Committee will determine which are not inconsistent with the terms of the Plan.

7.3 Exercise Price. The exercise price of a Stock Appreciation Right will be determined by the Committee, in its sole discretion, at the Grant Date; provided, however, that such price may not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date. Notwithstanding the foregoing, to the extent that Stock Appreciation Rights are granted under the Plan as a result of the Company’s assumption or substitution of stock appreciation rights issued by any acquired, merged or consolidated entity, the exercise price for such Stock Appreciation Rights will be the price determined by the Committee pursuant to the conversion terms applicable to the transaction.

7.4 Exercisability and Duration. A Stock Appreciation Right will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable after ten (10) years from its Grant Date. Notwithstanding the foregoing, if the Stock Appreciation Right would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the term of the Stock Appreciation Right will be automatically extended until the thirtieth (30th) day following the expiration of such prohibition or if the exercise of a Stock Appreciation Right that is exercisable in accordance with its terms is otherwise prevented by the provisions of Section 18 of the Plan, the Stock Appreciation Right will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Stock Appreciation Right.

7.5 Manner of Exercise. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.6 of the Plan, subject to any other terms and conditions consistent with the other provisions of the Plan as may be determined by the Committee in its sole discretion.

7.6 Settlement. Upon the exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a share of Common Stock on the date of exercise over the per share exercise price; by

(b) The number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised.

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7.7 Form of Payment. Payment, if any, with respect to a Stock Appreciation Right settled in accordance with Section 7.6 of the Plan will be made in accordance with the terms of the applicable Incentive Award Agreement, in cash, shares of Common Stock or a combination thereof, as the Committee determines in its sole discretion.

8.	Restricted Stock Awards and Restricted Stock Units.

8.1 Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards or Restricted Stock Units under the Plan, and such awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. Restricted Stock Units will be similar to Restricted Stock Awards except that no shares of Common Stock are actually awarded to the Participant on the Grant Date of the Restricted Stock Units. Restricted Stock Units will be denominated in shares of Common Stock but paid in cash, shares of Common Stock or a combination of cash and shares of Common Stock as the Committee, in its sole discretion, will determine, and as provided in the Incentive Award Agreement.

8.2 Incentive Award Agreement. Each Restricted Stock Award or Restricted Stock Unit will be evidenced by an Incentive Award Agreement that will specify the type of Incentive Award, the period(s) of restriction, the number of shares of restricted Common Stock, or the number of Restricted Stock Units granted, and such other provisions as the Committee will determine which are not inconsistent with the terms of the Plan.

8.3 Vesting Requirements and Restrictions. The Committee will impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards or Restricted Stock Units as it deems appropriate, including (a) the achievement of one or more specified performance objectives; or that (b) the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period. If any vesting requirements of a Restricted Stock Award or Restricted Stock Unit are not satisfied, the Restricted Stock Award or Restricted Stock Unit will be forfeited and the shares of Common Stock subject to the Restricted Stock Award will be returned to the Company and no shares of Common Stock or other consideration will be issued with respect to the forfeited Restricted Stock Unit. If the Participant paid any purchase price with respect to such forfeited shares, unless otherwise provided by the Committee in the Incentive Award Agreement evidencing the Restricted Stock Award, the Company will refund to the Participant the lesser of (x) such purchase price and (y) the Fair Market Value of such shares on the date of forfeiture. Notwithstanding the foregoing, Restricted Stock Awards may in the sole discretion of the Committee be granted without any restrictions or conditions.

8.4 Rights as a Shareholder. Except as provided in Sections 8.1, 8.5 and 8.6 of the Plan, upon a Participant becoming the holder of record of shares of Common Stock issued under a Restricted Stock Award pursuant to this Section 8, the Participant will have all voting, dividend, liquidation and other rights with respect to such shares (other than the right to sell or transfer such shares) as if such Participant were a holder of record of shares of unrestricted Common Stock. A Participant will have no voting, dividend, liquidation and other rights with respect to any shares of Common Stock underlying any Restricted Stock Units granted hereunder unless and until the shares of Common Stock are issued under the terms thereof and the Participant becomes the holder of record of such shares.

8.5 Dividends and Distributions.

(a) Unless the Committee determines otherwise in its sole discretion (either in the Incentive Award Agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (other than regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. The Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions.

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(b) Unless the Committee determines otherwise in its sole discretion (either in the Incentive Award Agreement evidencing the Restricted Stock Unit at the time of grant or at any time after the grant of the Restricted Stock Unit), any Restricted Stock Unit shall carry with it a right to “dividend equivalents” (as defined in Section 12).

8.6 Enforcement of Restrictions. To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates or book-entry notation representing Restricted Stock Awards referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep any stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company’s transfer agent. Alternatively, Restricted Stock Awards may be held in non-certificated form pursuant to such terms and conditions as the Company may establish with its registrar and transfer agent or any third-party administrator designated by the Company to hold Restricted Stock Awards on behalf of Participants.

8.7 Lapse of Restrictions; Settlement. Except as otherwise provided in this Section 8, shares of Common Stock underlying a Restricted Stock Award will become freely transferable by the Participant after all conditions and restrictions applicable to such shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations). Upon the vesting of a Restricted Stock Unit, the Restricted Stock Unit will be settled, subject to the terms and conditions of the applicable Incentive Award Agreement, (a) in cash, based upon the Fair Market Value of the vested underlying shares of Common Stock, (b) in shares of Common Stock or (c) a combination thereof, as provided in the Incentive Award Agreement, except to the extent that a Participant has properly elected to defer income that may be attributable to a Restricted Stock Unit under a Company deferred compensation plan or arrangement.

8.8 Section 83(b) Election for Restricted Stock Award. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant must file, within thirty (30) days following the Grant Date of the Restricted Stock Award, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in the Incentive Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the award under Section 83(b) of the Code.

9.	Performance Awards.

9.1 Grant. An Eligible Recipient may be granted one or more Performance Awards under the Plan, and such awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion, including the achievement of one or more specified performance objectives.

9.2 Incentive Award Agreement. Each Performance Award will be evidenced by an Incentive Award Agreement that will specify the amount of cash, shares of Common Stock or combination of both to be received by the Participant upon payout of the Performance Award, any performance objectives upon which the Performance Award is subject, any performance period during which any such performance objectives must be achieved and such other provisions as the Committee will determine which are not inconsistent with the terms of the Plan.

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9.3 Vesting. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Performance Awards as it deems appropriate, including the achievement of one or more specified performance objectives.

9.4 Form and Timing of Performance Award Payment. Subject to the terms of the Plan, after the applicable performance period has ended, the holder of Performance Awards will be entitled to receive payment on the value and number of Performance Awards earned by the Participant over the performance period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. Payment of earned Performance Awards will be as determined by the Committee and as evidenced in the Incentive Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Awards in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable performance period. Payment of any Performance Award will be made as soon as practicable after the Committee has determined the extent to which the applicable performance objectives have been achieved and not later than the March 15th immediately following the end of the performance period, or earlier than the January 1st preceding such March 15, except to the extent that a Participant has properly elected to defer payment that may be attributable to a Performance Award under a Company deferred compensation plan or arrangement. The determination of the Committee with respect to the form of payment of Performance Awards will be set forth in the Incentive Award Agreement pertaining to the grant of the award. Any shares of Common Stock issued in payment of earned Performance Awards may be granted subject to any restrictions deemed appropriate by the Committee, including that the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period.

10.	Stock Bonuses.

An Eligible Recipient may be granted one or more Stock Bonuses under the Plan, and such Stock Bonuses will be subject to such terms and conditions, if any, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion, including the achievement of one or more specified performance objectives.

11.	Other Stock-Based Awards.

11.1 Other Stock-Based Awards. Subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion, the Committee may grant Other Stock-Based Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Committee will determine. Such Incentive Awards may involve the transfer of actual shares of Common Stock to Participants or payment in cash or otherwise of amounts based on the value of shares of Common Stock, and may include Incentive Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.2 Value of Other Stock-Based Awards. Each Other Stock-Based Award will be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee. The Committee may establish performance objectives in its sole discretion for any Other Stock-Based Award. If the Committee exercises its discretion to establish performance objectives for any such Incentive Awards, the number or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the specified performance objectives are met.

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11.3 Payment of Other Stock-Based Awards. Payment, if any, with respect to an Other Stock-Based Award will be made in accordance with the terms of the Incentive Award and in cash or shares of Common Stock, as the Committee determines, except to the extent that a Participant has properly elected to defer payment that may be attributable to an Other Stock-Based Award under a Company deferred compensation plan or arrangement.

12.	Dividend Equivalents.

Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on shares of Common Stock that are subject to any Incentive Award, to be credited as of dividend payment dates, during the period between the Grant Date of the Incentive Award and the date the Incentive Award is exercised, vests, is settled or expires, as determined by the Committee. Such dividend equivalents will be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. Notwithstanding the foregoing, the Committee may not grant dividend equivalents based on the dividends declared on shares of Common Stock that are subject to an Option or Stock Appreciation Right and further, no dividend or dividend equivalents will be paid out with respect to any unvested Incentive Awards, the vesting of which is based on the achievement of performance objectives.

13.	Performance Measures.

13.1 Performance Measure Elements. The Performance Goals upon which the payment or vesting of an Incentive Award to a Covered Employee that is intended to qualify as Performance-Based Compensation will be limited to one or more specified objective Performance Measures that are based on the following Performance Measure Elements:

i. Sales and Revenue Measure Elements:

1. Gross Revenue or Sales

2. Net Revenue or Net Sales

3. Invoiced Revenue or Sales

4. Collected Revenue or Sales

5. Operating Revenue

6. Operating Revenue, net of fuel surcharge revenue

ii. Expense Measure Elements:

1. General and Administrative Expenses

2. Operating Expenses

3. Non-cash Expenses

4. Tax Expense

5. Non-operating Expenses

6. Total Expenses

7. Operating Expenses as a percentage of Operating Revenue

8. Operating Expenses as a percentage of Operating Revenue, with both amounts net of fuel surcharge revenue

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iii. Profitability and Productivity Measure Elements:

1. Gross Margin

2. Net Operating Income

3. EBITDA (earnings before interest, taxes, depreciation and amortization)

4. EBIT (earnings before interest and taxes)

5. Net Operating Income After Taxes (NOPAT)

6. Net Income

7. Net Cash Flows

8. Net Cash Flows from Operations

iv. Asset Utilization and Effectiveness Measure Elements:

1. Cash

2. Excess Cash

3. Accounts Receivable

4. Current Assets

5. Working Capital

6. Total Capital

7. Fixed Assets

8. Total Assets

v. Debt and Equity Measure Elements:

1. Accounts Payable

2. Current Accrued Liabilities

3. Total Current Liabilities

4. Total Debt

5. Debt Principal Payments

6. Net Current Borrowings

7. Credit Rating

8. Retained Earnings

9. Total Preferred Equity

10. Total Common Equity

11. Total Equity

vi. Stockholder and Return Measure Elements:

1. Earnings per Share (basic and diluted)

2. Stock Price

3. Dividends

4. Shares Repurchased

5. Total Return to Stockholders

6. Debt Coverage Ratios

7. Return on Assets

8. Return on Equity

9. Return on Invested Capital

10. Economic Profit (for example, economic value added)

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vii. Customer and Market Measure Elements:

1. Customer Satisfaction

2. Customer Service/Care

3. Brand Awareness and Perception

4. Market Share

viii. Organizational and Employee Measure Elements:

1. Headcount

2. Employee Performance

3. Employee Productivity

4. Employee Engagement/Satisfaction

5. Employee Turnover

6. Employee Diversity

Any Performance Measure Element can be a Performance Measure. In addition, any of the Performance Measure Element(s) can be used in an algebraic formula (e.g., averaged over a period, combined into a ratio, compared to a budget or standard, compared to previous periods or other formulaic combinations) based on the Performance Measure Elements to create a Performance Measure. Any Performance Measure(s) may be used to measure the performance of the Company or Subsidiary as a whole or any division or business unit of the Company, product or product group, region or territory, or Subsidiary, or any combination thereof, as the Committee may deem appropriate. Any Performance Measure(s) can be compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select any Performance Measure(s) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Incentive Award based on the achievement of Performance Goals pursuant to any Performance Measure(s) specified in this Section 13.1.

13.2 Establishment of Performance Goals. Any Incentive Award to a Covered Employee that is intended to qualify as Performance-Based Compensation will be granted, and Performance Goals for such an Incentive Award will be established, by the Committee in writing not later than ninety (90) days after the commencement of the Performance Period to which the Performance Goals relate, or such other period required under Section 162(m) of the Code; provided that the outcome is substantially uncertain at the time the Committee establishes the Performance Goal; and provided further that in no event will a Performance Goal be considered to be pre-established if it is established after twenty-five percent (25%) of the Performance Period (as scheduled in good faith at the time the Performance Goal is established) has elapsed.

13.3 Certification of Payment. Before any payment is made in connection with any Incentive Award to a Covered Employee that is intended to qualify as Performance-Based Compensation, the Committee must certify in writing, as reflected in the minutes, that the Performance Goals established with respect to such Incentive Award have been achieved.

13.4 Evaluation of Performance. The Committee may provide in any such Incentive Award Agreement including Performance Goals that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) items related to a change in accounting principles; (b) items relating to financing activities; (c) expenses for restructuring or productivity initiatives; (d) other non-operating items; (e) items related to acquisitions; (f) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (g) items related to the disposal of a business or segment of a business; (h) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (i) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (j) any other items of significant income or expense which are determined to be appropriate adjustments; (k) items relating to unusual or extraordinary corporate transactions, events or developments; (l) items related to amortization of acquired intangible assets; (m) items that are outside the scope of the Company’s core, on-going business activities; (n) items related to acquired in-process research and development; (o) items relating to changes in tax laws; (p) items relating to major licensing or partnership arrangements; (q) items relating to asset impairment charges; (r) items relating to gains or losses for litigation, arbitration and contractual settlements; (s) foreign exchange gains and losses; or (t) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions. To the extent such inclusions or exclusions affect Incentive Awards to Covered Employees, they will be prescribed in a form that meets the requirements of Section 162(m) of the Code for deductibility.

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13.5 Adjustment of Performance Goals, Performance Periods or other Vesting Criteria. Subject to Section 13.6, the Committee may amend or modify the vesting criteria (including any Performance Goals, Performance Measures or Performance Periods) of any outstanding Awards based in whole or in part on the financial performance of the Company (or any Subsidiary or division, business unit or other sub-unit thereof) in recognition of unusual or nonrecurring events (including the events described in Sections 3.6 or 4.5(a) hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be final, conclusive and binding on Participants under this Plan.

13.6 Adjustment of Performance-Based Compensation. Incentive Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee will retain the discretion to adjust such Incentive Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

13.7 Committee Discretion. In the event that applicable tax or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee will have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Incentive Awards that will not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Section 162(m) of the Code and base vesting on Performance Measures other than those set forth in Section 13.1

14.	Effect of Termination of Employment or Other Service.

14.1 Termination Due to Death, Disability or Retirement. Unless otherwise expressly provided by the Committee in its sole discretion in an Incentive Award Agreement, and subject to Sections 14.3, 14.4, 14.5 and 14.6 of the Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death, Disability or Retirement:

(a) All outstanding Options and Stock Appreciation Rights then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of one year after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right). Options and Stock Appreciation Rights not exercisable as of such termination will be forfeited and terminate.

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(b) All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c) All outstanding but unpaid Restricted Stock Units, Performance Awards, Stock Bonuses and Other Stock-Based Awards then held by the Participant will be terminated and forfeited; provided, however, that with respect to any such Incentive Awards the vesting of which is based on the achievement of specified performance objectives, if a Participant’s employment or other service with the Company or any Subsidiary, as the case may be, is terminated by reason of death or Disability prior to the end of the performance period of such Incentive Award, but after the conclusion of a portion of the performance period (but in no event less than one year), the Committee may, in its sole discretion, cause shares of Common Stock to be delivered or payment made with respect to the Participant’s Incentive Award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on full fiscal years only and no shares to be delivered for partial fiscal years. The Committee will consider the provisions of Sections 14.5 and 14.6 of the Plan and will have the discretion to consider any other fact or circumstance in making its decision as to whether to deliver such shares of Common Stock or other payment, including whether the Participant again becomes employed.

14.2 Termination for Reasons Other than Death, Disability or Retirement. Unless otherwise expressly provided by the Committee in its sole discretion in an Incentive Award Agreement, and subject to Sections 14.3, 14.4, 14.5 and 14.6 of the Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated for any reason other than death, Disability or Retirement, or a Participant is in the employment or service with a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employment or service with the Company or another Subsidiary):

(a) All outstanding Options and Stock Appreciation Rights then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right). Options and Stock Appreciation Rights not exercisable as of such termination will be forfeited and terminate;

(b) All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c) All outstanding but unpaid Restricted Stock Unit, Performance Awards, Stock Bonuses and Other Stock-Based Awards then held by the Participant will be terminated and forfeited.

14.3 Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 14, upon a Participant’s termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the Grant Date, including following such termination), except as provided below, cause Options or Stock Appreciation Rights (or any part thereof) then held by such Participant to terminate, become or continue to become exercisable and/or remain exercisable following such termination of employment or service, and Restricted Stock Awards, Restricted Stock Units, Performance Awards, Stock Bonuses or Other Stock-Based Awards then held by such Participant to terminate, vest, settle or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no Option or Stock Appreciation Right may remain exercisable beyond its expiration date and any such action adversely affecting any outstanding Incentive Award will not be effective without the consent of the affected Participant (subject to the right of the Committee to take whatever action it deems appropriate under Sections 4.3, 14.5, 14.6 and 16 of the Plan).

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14.4 Determination of Termination of Employment or Other Service.

(a) The change in a Participant’s status from that of an Employee to that of a Consultant will, for purposes of the Plan, be deemed to result in a termination of such Participant’s employment with the Company and its Subsidiaries, unless the Committee otherwise determines in its sole discretion.

(b) The change in a Participant’s status from that of a Consultant to that of an Employee will not, for purposes of the Plan, be deemed to result in a termination of such Participant’s service as a Consultant, and such Participant will thereafter be deemed to be an Employee, in which event such Participant will be governed by the provisions of the Plan relating to termination of employment or service (subject to paragraph (a) above).

(c) Unless the Committee otherwise determines in its sole discretion, a Participant’s employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records.

(d) Notwithstanding the foregoing, if payment of an Incentive Award that is subject to Section 409A of the Code is triggered by a termination of a Participant’s employment or other service, such termination must also constitute a “separation from service” within the meaning of Section 409A of the Code, and any change in employment status that constitutes a “separation from service” under Section 409A of the Code will be treated as a termination of employment or service, as the case may be.

14.5 Effect of Actions Constituting Cause. Notwithstanding anything in the Plan to the contrary and in addition to the other rights of the Committee under this Section 14, if a Participant is determined by the Committee, acting in its sole discretion, to have taken any action that would constitute Cause during or after the termination of employment or other service with the Company or a Subsidiary, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment or other service with the Company or any Subsidiary and irrespective of whether or not the Participant was terminated as a result of such Cause, (a) all rights of the Participant under the Plan and any Incentive Award Agreements evidencing an Incentive Award then held by the Participant will terminate and be forfeited without notice of any kind, and (b) the Committee in its sole discretion will have the authority to rescind the exercise, vesting, settlement or issuance of, or payment in respect of, any Incentive Awards of the Participant that were exercised, vested, settled or issued, or as to which such payment was made, and to require the Participant to pay to the Company, within ten (10) days of receipt from the Company of notice of such rescission, any amount received or the amount of any gain realized as a result of such rescinded exercise, vesting, settlement, issuance or payment (including any dividends paid or other distributions made with respect to any shares of Common Stock subject to any Incentive Award). The Company may defer the exercise of any Option or Stock Appreciation Right for a period of up to six (6) months after receipt of the Participant’s written notice of exercise or the issuance of share certificates upon the vesting of any Incentive Award for a period of up to six (6) months after the date of such vesting in order for the Committee to make any determination as to the existence of Cause. The Company will be entitled to withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary) or make other arrangements for the collection of all amounts necessary to satisfy such payment obligations. Unless otherwise provided by the Committee in an applicable Incentive Award Agreement, this Section 14.5 will not apply to any Participant following a Change in Control.

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14.6 Clawback/Forfeiture of Incentive Awards. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse the Company for the amount of any Incentive Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement. In addition, all Incentive Awards under the Plan will be subject to forfeiture or other penalties pursuant to any applicable law, rule or regulation and any clawback or forfeiture policy of the Company, as in effect from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee and set forth in the applicable Incentive Award Agreement.

15.	Payment of Withholding Taxes.

15.1 General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, an amount the Company reasonably determines to be the minimum statutory amount necessary to satisfy any and all federal, foreign, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, the grant, exercise, vesting or settlement of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option; (b) withhold cash paid or payable or shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with an Incentive Award; or (c) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock or paying any cash amounts, with respect to an Incentive Award. Shares of Common Stock issued or otherwise issuable to the Participant in connection with an Incentive Award that gives rise to the tax withholding obligation that are withheld for purposes of satisfying the Participant’s withholding or employment-related tax obligation, will be valued at their Fair Market Value on the Tax Date. When withholding for taxes is effected under the Plan, it will be withheld only up to the minimum required tax withholding rates or such other rate that will not trigger a negative accounting impact on the Company.

15.2 Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 15.1 of the Plan by withholding shares of Common Stock underlying an Incentive Award, by electing to tender, or by attestation as to ownership of, Previously Acquired Shares, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant’s withholding or employment-related tax obligation, shares of Common Stock withheld by the Company or Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the Tax Date.

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16.	Change in Control.

16.1 A “Change in Control” will be deemed to have occurred if the event set forth in any one of the following paragraphs will have occurred:

(a) the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

(b) the approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

(c) a merger or consolidation to which the Company is a party if the stockholders of the Company immediately prior to the effective date of such merger or consolidation have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing less than 50% of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors; or

(d) any person, other than (i) the Company, (ii) any trustee or other fiduciary holding securities under any employee benefit plan of the Company, (iii) Randolph L. Marten or any of his affiliates, or (iv) Christine K. Marten or any of her affiliates, becomes after the effective date of the Plan the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors; or

(e) the Continuity Directors cease for any reason to constitute at least a majority of the Board.

For purposes of this Section 16, “Continuity Directors” of the Company will mean any individuals who are members of the Board on the Effective Date and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the Continuity Directors (either by specific vote or by approval of the Company’s proxy statement in which such individual is named as a nominee for director without objection to such nomination).

16.2 Acceleration of Vesting. Without limiting the authority of the Committee under Sections 3.2 and 4.3 of the Plan, if a Change in Control of the Company occurs, then, unless otherwise provided by the Committee in its sole discretion either in the Incentive Award Agreement at the time of grant or at any time after the grant of an Incentive Award:

(a) all Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable in accordance with their terms;

(b) all outstanding Restricted Stock Awards will become immediately fully vested and non-forfeitable;

(c) all restrictions and vesting requirements applicable to any Incentive Award based solely on the continued service of the Participant will terminate; and

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(d) all Incentive Awards the vesting or payment of which are based on specified performance objectives will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Incentive Award; provided, however, that no Incentive Award that provides for a deferral of compensation within the meaning of Section 409A of the Code will be cashed out upon the occurrence of a Change in Control unless the event or circumstances constituting the Change in Control also constitute a “change in the ownership” of the Company, a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, in each case as determined under Section 409A of the Code.

The treatment of any other Incentive Awards in the event of a Change in Control will be as determined by the Committee in connection with the grant thereof, as reflected in the applicable Incentive Award Agreement.

16.3 Alternative Treatment of Incentive Awards. In connection with a Change in Control, the Committee in its sole discretion, either in an Incentive Award Agreement at the time of grant of an Incentive Award or at any time after the grant of such an Incentive Award, may determine that any or all outstanding Incentive Awards granted under the Plan, whether or not exercisable or vested, as the case may be, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Incentive Award will receive for each share of Common Stock subject to such Incentive Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities with a fair market value (as determined by the Committee in good faith) equivalent to such cash payment) equal to the difference, if any, between the consideration received by stockholders of the Company in respect of a share of Common Stock in connection with such Change in Control and the purchase price per share, if any, under the Incentive Award, multiplied by the number of shares of Common Stock subject to such Incentive Award (or in which such Incentive Award is denominated); provided that if such product is zero ($0) or less or to the extent that the Incentive Award is not then exercisable, the Incentive Award may be canceled and terminated without payment therefor; provided, however, that no Incentive Award that provides for a deferral of compensation within the meaning of Section 409A of the Code will be cashed out upon the occurrence of a Change in Control unless payment was specified in the Incentive Award Agreement at the time of grant and the event or circumstances constituting the Change in Control also constitute a “change in the ownership” of the Company, a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, in each case as determined under Section 409A of the Code. If any portion of the consideration pursuant to a Change in Control may be received by holders of shares of Common Stock on a contingent or delayed basis, the Committee may, in its sole discretion, determine the fair market value per share of such consideration as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. Notwithstanding the foregoing, any shares of Common Stock issued pursuant to an Incentive Award that immediately prior to the effectiveness of the Change in Control are subject to no further restrictions pursuant to the Plan or an Incentive Award Agreement (other than pursuant to the securities laws) will be deemed to be outstanding shares of Common Stock and receive the same consideration as other outstanding shares of Common Stock in connection with the Change in Control

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16.4 Limitation on Change in Control Payments. Notwithstanding anything in Section 16.2 or 16.3 of the Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 16.2 of the Plan or the payment of cash in exchange for all or part of an Incentive Award as provided in Section 16.3 of the Plan (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 16.2 or 16.3 of the Plan will be reduced (or acceleration of vesting eliminated) to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, that such reduction will be made only if the aggregate amount of the payments after such reduction exceeds the difference between (a) the amount of such payments absent such reduction minus (b) the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments; and provided further that such payments will be reduced (or acceleration of vesting eliminated) in the following order: (i) options with an exercise price above fair market value that have a positive value for purposes of Section 280G of the Code, (ii) pro rata among Incentive Awards that constitute deferred compensation under Section 409A of the Code, and (iii) finally, among the Incentive Awards that are not subject to Section 409A of the Code. Notwithstanding the foregoing sentence, if a Participant is subject to a separate agreement with the Company or an Affiliate or Subsidiary that expressly addresses the potential application of Section 280G or 4999 of the Code, then this Section 16.4 will not apply and any “payments” to a Participant pursuant to Section 16.2 or 16.3 of the Plan will be treated as “payments” arising under such separate agreement; provided such separate agreement may not modify the time or form of payments under any Incentive Award that constitutes deferred compensation under Section 409A of the Code if the modification would cause such Incentive Award to become subject to the adverse tax consequences of Section 409A of the Code.

17.	Rights of Eligible Recipients and Participants; Transferability.

17.1 Employment or Service. Nothing in the Plan or an Incentive Award Agreement will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employment or other service with the Company or any Subsidiary.

17.2 No Rights to Awards. No Participant or Eligible Individual will have any claim to be granted any Incentive Award under the Plan.

17.3 Rights as a Stockholder. As a holder of Incentive Awards (other than Restricted Stock Awards), a Participant will have no rights as a stockholder unless and until such Incentive Awards are exercised for, settled or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares.

17.4 Restrictions on Transfer.

(a) Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Incentive Award prior to the exercise (in the case of Options or Stock Appreciation Rights) or vesting, settlement or issuance (in the case of other Incentive Awards) of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

(b) A Participant will be entitled to designate a beneficiary to receive an Incentive Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under the Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 14 of the Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under the Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 14 of the Plan) may be made by, the Participant’s legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under the Plan or exercise of all exercisable Options or Stock Appreciation Rights, then such payments will be made to, and the exercise of such Options or Stock Appreciation Rights may be made by, the legal representatives, heirs and legatees of the beneficiary.

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(c) Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including, execution and/or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

17.5 Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

18.	Securities Law and Other Restrictions.

Notwithstanding any other provision of the Plan or any Incentive Award Agreement entered into pursuant to the Plan, the obligation of the Company to issue any shares of Common Stock under the Plan or settle Incentive Awards in shares of Common Stock or other consideration will be subject to all applicable law, rules and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding the generality of the foregoing and notwithstanding any other provision of the Plan or any Incentive Award Agreement entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under the Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company will be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

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19.	Deferred Compensation; Compliance with Section 409A.

19.1 General. It is intended that all Incentive Awards issued under the Plan be administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code and the Incentive Award Agreements and the Plan will be construed and administered in a manner that is consistent with and give effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code (including any transition or grandfather rules relating thereto).

19.2 Compliance with 409A. Notwithstanding anything in this Section 19 or Section 20 to the contrary, with respect to any Incentive Award subject to Section 409A of the Code, no amendment to or payment under such Incentive Award will be made except and only to the extent permitted under Section 409A of the Code. If any amount is payable with respect to an Incentive Award that is subject to Section 409A of the Code as a result of the Participant’s “separation from service” at such time the Participant is a “specified employee” within the meaning of Section 409A of the Code, then no payment will be made, except as permitted under Section 409A of the Code, prior to the first business day after the earlier of (i) the date that is six months after the Participant’s separation from service or (ii) the Participant’s death.

20.	Amendment, Modification and Termination.

20.1 Generally. Subject to other subsections of this Section 20 and Section 3.4 of the Plan, the Board at any time may suspend or terminate the Plan (or any portion thereof) or terminate any outstanding Incentive Award and the Committee, at any time and from time to time, may amend the Plan or amend or modify the terms of an outstanding Incentive Award and Incentive Award Agreement. The Committee’s power and authority to amend or modify the terms of an outstanding Incentive Award and Incentive Award Agreement includes the authority to modify the number of shares of Common Stock or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised, settled or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification.

20.2 Stockholder Approval. No amendments to the Plan will be effective without approval of the Company’s stockholders if: (a) stockholder approval of the amendment is then required pursuant to Section 422 of the Code, the rules of the primary stock exchange or stock market on which the Common Stock is then traded, applicable U.S. state corporate laws or regulations, applicable U.S. federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where Incentive Awards are, or will be, granted under the Plan; or (b) such amendment would: (i) modify Section 3.4 of the Plan; (ii) materially increase benefits accruing to Participants; (iii) increase the aggregate number of shares of Common Stock issued or issuable under the Plan; (iv) increase any limitation set forth in the Plan on the number of shares of Common Stock which may be issued or the aggregate value of Incentive Awards which may be made, in respect of any type of Incentive Award; (v) modify the eligibility requirements for Participants in the Plan; or (vi) reduce the minimum exercise price as set forth in Sections 6.3 and 7.3 of the Plan.

20.3 Incentive Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2, 4.3, 13, 16, 19 or 20.4 of the Plan.

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20.4 Amendments to Conform to Law. Notwithstanding any other provision of the Plan to the contrary, the Committee may amend the Plan or an Incentive Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Incentive Award Agreement to any present or future law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder. By accepting an Incentive Award under the Plan, a Participant agrees to any amendment made pursuant to this Section 20.4 to any Incentive Award granted under the Plan without further consideration or action.

21.	Effective Date and Duration of the Plan.

The Plan will be effective as of the Effective Date and will terminate at midnight May 12, 2025, and may be terminated prior to such time by Board action. No Incentive Award will be granted after termination of the Plan but Incentive Awards outstanding upon termination of the Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Plan.

22.	Miscellaneous.

22.1 Usage. In the Plan, except where otherwise indicated by clear contrary intention, (a) any masculine term used in the Plan also will include the feminine, (b) the plural will include the singular, and the singular will include the plural, (c) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term, and (d) “or” is used in the inclusive sense of “and/or”.

22.2 Unfunded Plan. Participants will have no right, title or interest whatsoever in or to any investments that the Company or its Subsidiaries may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company or any Subsidiary under the Plan, such right will be no greater than the right of an unsecured general creditor of the Company or the Subsidiary, as the case may be. All payments to be made hereunder will be paid from the general funds of the Company or the Subsidiary, as the case may be, and no special or separate fund will be established and no segregation of assets will be made to assure payment of such amounts except as expressly set forth in the Plan.

22.3 Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or benefit plan of the Company or any Subsidiary unless provided otherwise in such plan.

22.4 Fractional Shares. No fractional shares of Common Stock will be issued or delivered under the Plan or any Incentive Award. The Committee will determine whether cash, other Incentive Awards or other property will be issued or paid in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock or any rights thereto will be forfeited or otherwise eliminated by rounding up or down.

22.5 Governing Law; Venue. Except to the extent expressly provided in the Plan or in connection with other matters of corporate governance and authority (all of which will be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Wisconsin, notwithstanding the conflicts of laws principles of any jurisdictions. Unless otherwise provided in an Incentive Award Agreement, recipients of an Incentive Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Wisconsin to resolve any and all issues that may arise out of or relate to the Plan or any related Incentive Award Agreement.

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22.6 Successors. All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

22.7 Construction. Wherever possible, each provision of the Plan and any Incentive Award Agreement evidencing an Incentive Award granted under the Plan will be interpreted so that it is valid under the applicable law. If any provision of the Plan or any Incentive Award Agreement evidencing an Incentive Award granted under the Plan is to any extent invalid under the applicable law, that provision will still be effective to the extent it remains valid. The remainder of the Plan and the Incentive Award Agreement also will continue to be valid, and the entire Plan and Incentive Award Agreement will continue to be valid in other jurisdictions.

22.8 Delivery and Execution of Electronic Documents. To the extent permitted by applicable law, the Company may: (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to the Plan or any Incentive Award hereunder (including prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including annual reports and proxy statements), and (b) permit Participants to use electronic, internet or other non-paper means to execute applicable Plan documents (including Incentive Award Agreements) and take other actions under the Plan in a manner prescribed by the Committee.

22.9 No Representations or Warranties Regarding Tax Effect. Notwithstanding any provision of the Plan to the contrary, the Company, its Subsidiaries, the Board and the Committee neither represent nor warrant the tax treatment under any federal, state, provincial, local, foreign or other laws of any Incentive Award granted or amounts paid to any Participant under this Plan, including when and to what extent such Incentive Award or amounts may be subject to tax, penalties and interest.

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MARTEN TRANSPORT LTD.

VOTE

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## Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

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## 2019 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

**A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 – 5.**

1. Election of Directors:

| Nominee | For | Withhold | Nominee | For | Withhold | Nominee | For | Withhold |
|---|---|---|---|---|---|---|---|---|
| 01 - Randolph L. Marten | ☐ | ☐ | 02 - Larry B. Hagness | ☐ | ☐ | 03 - Thomas J. Winkel | ☐ | ☐ |
| 04 - Jerry M. Bauer | ☐ | ☐ | 05 - Robert L. Demorest | ☐ | ☐ | 06 - G. Larry Owens | ☐ | ☐ |
| 07 - Ronald R. Booth | ☐ | ☐ | | | | | | |

| Proposal | For | Against | Abstain |
|---|---|---|---|
| 2. Proposal to amend the 2015 Equity Incentive Plan. | ☐ | ☐ | ☐ |
| 3. Advisory resolution to approve executive compensation. | ☐ | ☐ | ☐ |
| 4. Proposal to confirm the selection of Grant Thornton LLP as independent public accountants of the company for the fiscal year ending December 31, 2019. | ☐ | ☐ | ☐ |
| 5. To transact other business if properly brought before the Annual Meeting or any adjournment thereof. | ☐ | ☐ | ☐ |

**B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.**

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| Date (mm/dd/yyyy) — Please print date below. | Signature 1 — Please keep signature within the box. | Signature 2 — Please keep signature within the box. |
|---|---|---|
| / / | | |

C 1234567890 JNT

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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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## Marten Transport, Ltd.

## Notice of 2019 Annual Meeting of Shareholders

### Proxy Solicited by Board of Directors for Annual Meeting — May 7, 2019

RANDOLPH L. MARTEN and JAMES J. HINNENDAEL, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Marten Transport, Ltd. to be held on May 7, 2019 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2-5.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

**C Non-Voting Items**

**Change of Address** — Please print new address below.

**Comments** — Please print your comments below.